UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act File number: 811-06136
HOMESTEAD FUNDS, INC. (Exact name of registrant as specified in charter) 4301 Wilson Boulevard Arlington, VA 22203 (Address of principal executive office – Zip code)
Danielle Sieverling Homestead Funds, Inc. 4301 Wilson Boulevard Arlington, VA 22203 (Name and address of agent for service)
Copies to: Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036-8704 (Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-5993 Date of fiscal year end: December 31 Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a)The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Not applicable.

Semi-Annual Report
June 30, 2021
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Intermediate Bond Fund (HOIBX)
Rural America Growth & Income Fund (HRRLX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
International Equity Fund (HISIX)
Small-Company Stock Fund (HSCSX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on July 16, 2021, for each fund as of June 30, 2021. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.
Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President’s Letter
2021 Semi-Annual Report

July 16, 2021
Dear Shareholders:
How far we have come since mid-year 2020! The U.S. economy is reopening as vaccination rates climb. And while we are seeing supply chain bottlenecks and labor shortages — especially in industries strained by the pandemic — consumers are spending and major market indexes have reached fresh highs this year-to-date.
Stocks as an asset class outperformed the bond market thanks to strong positive company earnings revisions driving up equity valuations across all sectors. Through the end of the second quarter, the S&P 500 Stock Index was up 15.25% year to date. This compares to the Bloomberg Barclays Intermediate US Government/Credit Bond Index, which was down 0.90% year to date, as rising interest rates have pressured bond returns. Overall, we believe that the market remains focused on the trajectory of the economic recovery, inflation trend and yield curve.
Political wrangling over the details of the infrastructure bill—which could dampen the level of fiscal support powering the economic recovery—and the emergence of the Delta variant could potentially be headwinds to the recovery. RE Advisers’ market outlook remains constructive, but we expect continued high levels of volatility.
Long-term investors should be prepared to take healthy pullbacks in stride, realizing that episodic dips may present buying opportunities and help keep stock prices in line with earnings expectations. If you are unsure whether your portfolio allocations are consistent with your needs and risk tolerance, our representatives can help. We invite you to give us a call at 1.800.258.3030, option 2.
In closing, we are very excited to announce the launch of the Homestead Rural America Growth & Income Fund which began operations on May 1, 2021. This balanced strategy (with exposure to both stocks and bonds) seeks long-term total return through capital appreciation and current income by investing in companies that are important to the economic development of rural America. The fund’s approach is true to our roots as investment managers for rural electric cooperatives and their employees and very much aligned with the mission of our parent organization, NRECA. Portfolio managers provide a summary of the fund’s start-up phase in this report and in future reports look forward to updating you on the progress being made in the portfolio and the successes that we expect to see over time in the rural economy.
Sincerely,
Mark D. Santero
CEO, President and Director
Homestead Funds
Mark Santero
CEO, President and Director

Daily Income Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, Invesco Advisers, Inc.
Performance
The fund earned a return of 0.00% for the six-month period ending June 30, 2021. The seven-day current annualized yield was 0.01% as of June 30, 2021, unchanged from December 31, 2020.
Market Conditions and Strategy
During the six-month period ending June 30, 2021, the Federal Open Market Committee (FOMC) kept short-term interest unchanged at the 0.00%-0.25% range. The launch of a post-pandemic economic recovery was set in motion by rounds of congressional fiscal stimulus packages as the U.S. administration’s aggressive vaccination goals were nearly met and the reopening of the U.S. got underway. The Federal Reserve has held firm to the transitory inflationary theme, unmoved by rising yields in longer rates and maintaining a dovish tone on the current monetary policy. The current economic environment is proliferated by an abundance of cash on balance sheets with expectations of short-term interest rates to remain low for a substantial period.
At the June FOMC meeting, the Fed increased the administered rates of Interest on Excess Reserves (IOER) and the Fed Reverse Repo Program (RRP) by 5 basis points each to 15 basis points and 5 basis points, respectively. This was done to mitigate the significant downward pressure on front-end rates given the supply-demand imbalance that has resulted from the high demand for short Treasuries coupled with dwindling Treasury bill supply. The impact of an accelerated decline of Treasury bill supply in conjunction with the faster growth in the supply of reserves led to overnight rates trading at the lower bound of the federal funds target range at 0.00%. The usage of the Fed Reverse Repurchase Program, which we believe is an effective tool to help keep the effective federal funds rate from falling below the target range set by the FOMC, soared to an all-time participation record of $992 billion on June 30. Eligible counterparties utilized the Fed facility to get invested over quarter-end, which is typical during periods when supply in the funding markets are limited due to dealer balance sheet management. Overnight tri-party Treasury repo rates traded on average at 0.05% post the FOMC’s adjustment to the administered rates (IOER and RRP), maintaining a tight spread to the Fed’s lower bound on the back of heightened demand from money market funds. The surge in government money market funds assets in the first half of 2021 has contributed to the excess demand of short Treasuries. The technical adjustment by the FOMC was very helpful in preventing a threat of a sustaining negative bill curve.
The U.S. Treasury’s effort to draw down the Treasury General Account has been conducted by the method of Treasury bill paydowns. This has resulted in almost $700 billion in net Treasury bill paydowns for the first half of 2021. This is primarily driven by the Treasury’s desire to extend the weighted average maturity of its total outstanding debt and to manage the Treasury’s General Account (TGA) ahead of the expiration of the debt ceiling suspension at the end of July. The TGA continued to trend lower, declining -51% from year-end 2020 ($1.7 trillion) through the end of June 2021 ($851 billion), with the Treasury managing its drawdown in anticipation of meeting the cash balance target of $450 billion at the end of July.
Outlook
The Invesco Global Liquidity Team took over the day-to-day management of the Daily Income portfolio on May 1, 2021. Our investment strategy and targeted investment tenors are built within our portfolio construction considerations of breakevens, supply dynamics and macro factors that affect the money market curve. The investment strategy has encompassed a barbell strategy, for a moderate weighted average maturity portfolio positioning, finding relative value opportunities in a range-bound trading environment. The portfolio has maintained a weighted average life position that reflects opportunistic floating rate note holdings that offer diversification and attractive discount margins. We believe that the fund is currently well positioned in this current Fed monetary policy environment and encapsulates a model that remains competitive but flexible enough to adjust in a changing interest rate environment.
The entire Treasury bill curve remains relatively flat, and the spread between Treasuries and government agency discount notes has remained very tight. The direction of front-end rates typically drives government money market performance, and the probability of a rate hike implied in the fed funds futures is not projected until the end of 2022. We expect short-term rates to remain unchanged until the economic data conclusively reflects over a period the Fed’s flexible average inflation target. We are optimistic the debt ceiling resolution will occur before extraordinary measures are exhausted. We anticipate net positive Treasury bill supply in the fourth quarter of this year and further stabilization of front-end rates.

                Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.01	0.58	0.29

Yield
Annualized 7-day current yield quoted 6/30/21	0.01%

Security Diversification
	% of Total Investments
	as of 12/31/20	as of 6/30/21
U.S. government and agency obligations	82.1	95.7
Short-term and other assets*	17.9	4.3
Total	100.0%	100.0%

Maturity
	as of 12/31/20	as of 06/30/21
Average weighted maturity	52 days	45 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the periods shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Government Securities Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned -0.41% for the six-month period ending June 30, 2021, narrowly outperforming its benchmark index, the ICE BofA 1-5 Year U.S. Treasury Index, which returned -0.42%.
The main contributor to the fund’s relative performance was its overweight allocation to agency issuers backed by the full faith and credit of the U.S. government. Additionally, the fund’s underweight allocation to U.S. Treasury was also a positive contributor in a period when yields rose; however, the fund’s yield curve positioning detracted from performance due to the steepening of the U.S. Treasury yield curve and the fund’s overweight to five-year maturities.
The portfolio management team shortened the fund’s duration relative to its benchmark throughout the period to help mitigate the impact and risk of higher interest rates as the economy reopened and yields rose.
Market Conditions
The U.S. economy continued to recover from the impact of the global pandemic. The vaccines approved late in 2020 have brought down the number of new daily cases, hospitalizations and deaths. The Federal Reserve has signaled that it will be patient in reversing its accommodative monetary policy, recognizing that while the economy has strengthened, the employment picture still has a long way to recover to pre-pandemic levels. The Fed acknowledges that short-term inflationary pressures will be present; however, the committee views short-term inflation as transitory and believes that longer-term inflation should gradually return to its long-term target of 2%.
The aggressive vaccine rollout and declining number of new COVID-19 cases combined with additional fiscal stimulus by the Biden administration prompted U.S. Treasury yields with maturities five years and longer to rise and the yield curve to steepen for much of the first quarter. Against this backdrop, the first quarter produced negative returns across fixed income with the Bloomberg Barclays U.S. Aggregate Bond Index posting its worst quarterly return in the past 20 years. During the second quarter, U.S. Treasury yields declined, and the yield curve flattened, likely reflecting a view that COVID-19 variants still pose downside risks, and the employment picture still has a long way to recover.
Despite the volatility experienced in the U.S. Treasury market, investment-grade corporate bonds performed quite well during the period. Credit spreads have narrowed to pre-pandemic levels as a sign of confidence in the ongoing economic recovery. The fund came into the year overweight corporate bonds, and we have continued to maintain this positioning given our opinion of the strong fundamentals and the risk-reward proposition.
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Outlook
As the year progresses, we remain optimistic on the ongoing recovery both in the U.S. and globally, with both developed and emerging economies making progress in their vaccination process. We do recognize the emergence of COVID-19 variants and believe these could cause market volatility, but in general we see an improving path as we ramp up vaccine booster shots and economy normalization. In our view, as monetary policy shifts into an outcome-based forward guidance, we would expect the Fed to use its tools and adjust only when there is certainty on both ends of its mandate, inflation and employment. On the fiscal front, we await the progression of the infrastructure plan and the collaboration of the Biden administration with Congress, as this could provide a meaningful positive impact to economic growth.
We expect U.S. Treasury yields for maturities five years and shorter to become more volatile as market participants reassess the Fed’s forward guidance for monetary policy and eventual liftoff. Longer-dated maturities will remain subject to volatility via inflation expectations, the Fed’s tapering of asset purchases and infrastructure spending. Finally, we expect agencies and investment-grade corporates to continue to perform well as the recovery continues and see coupon carry as a significant contributor to returns and secondarily additional credit spread compression, thereby supporting our current overweight positioning.

                Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	0.14	1.60	1.30
ICE BofA 1-5 Year U.S. Treasury Index	-0.27	1.76	1.59

Security Diversification
	% of Total Investments
	as of 12/31/20	as of 6/30/21
Corporate bonds–government guaranteed	52.7	57.5
U.S. government and agency obligations	37.0	33.3
Asset-backed securities	2.4	2.8
Corporate bonds–other	2.4	2.5
Municipal bonds	2.1	1.1
Short-term and other assets	3.4	2.8
Total	100.0%	100.0%

Maturity
	as of 12/31/20	as of 06/30/21
Average weighted maturity	2.83	2.60
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year U.S. Treasury Index made on June 30, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
Performance Evaluation

Short-Term Bond Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned -0.13% for the six-month period ending June 30, 2021, outperforming its benchmark index, the ICE BofA 1-5 Year Corporate/Government Index, which returned -0.22%.
The main contributor to the fund’s relative performance was its overweight allocation to the financials, industrial and asset-backed sectors. Additionally, the fund’s underweight allocation to U.S. Treasury was also a positive contributor in a period when yields rose; however, the fund’s yield curve positioning detracted from performance due to the steepening of the U.S. Treasury yield curve and the fund’s overweight to five-year maturities.
The portfolio management team shortened the fund’s duration relative to its benchmark throughout the period to help mitigate the impact and risk of higher interest rates as the economy reopened and yields rose.
Market Conditions
The U.S. economy continued to recover from the impact of the global pandemic. The vaccines approved late in 2020 have brought down the number of new daily cases, hospitalizations and deaths. The Federal Reserve has signaled that it will be patient in reversing its accommodative monetary policy, recognizing that while the economy has strengthened, the employment picture still has a long way to recover to pre-pandemic levels. The Fed acknowledges that short-term inflationary pressures will be present; however, the committee views short-term inflation as transitory and believes that longer-term inflation should gradually return to its long-term target of 2%.
The aggressive vaccine rollout and declining number of new COVID-19 cases combined with additional fiscal stimulus by the Biden administration prompted U.S. Treasury yields with maturities five years and longer to rise and the yield curve to steepen for much of the first quarter. Against this backdrop, the first quarter produced negative returns across fixed income with the Bloomberg Barclays U.S. Aggregate Bond Index posting its worst quarterly return in the past 20 years. During the second quarter, U.S. Treasury yields declined, and the yield curve flattened, likely reflecting a view that COVID-19 variants still pose downside risks, and the employment picture still has a long way to recover.
Despite the volatility experienced in the U.S. Treasury market, investment-grade corporate bonds performed quite well during the period. Credit spreads have narrowed to pre-pandemic levels as a sign of confidence in the ongoing economic recovery. The fund came into the year overweight corporate bonds, and we have continued to maintain this positioning given our opinion of the strong fundamentals and the risk-reward proposition.
Outlook
As the year progresses, we remain optimistic on the ongoing recovery both in the U.S. and globally, with both developed and emerging economies making progress in their vaccination process. We do recognize the emergence of COVID-19 variants and believe these could cause market
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

volatility, but in general we see an improving path as we ramp up vaccine booster shots and economy normalization. In our view, as monetary policy shifts into an outcome-based forward guidance, we would expect the Fed to use its tools and adjust only when there is certainty on both ends of its mandate, inflation and employment. On the fiscal front, we await the progression of the infrastructure plan and the collaboration of the Biden administration with Congress, as this could provide a meaningful positive impact to economic growth.
We expect U.S. Treasury yields for maturities five years and shorter to become more volatile as market participants reassess the Fed’s forward guidance for monetary policy and eventual liftoff. Longer-dated maturities will remain subject to volatility via inflation expectations, the Fed’s tapering of asset purchases and infrastructure spending. Finally, we expect investment-grade corporates to continue to perform well as the recovery continues and see coupon carry as a significant contributor to returns and secondarily additional credit spread compression, thereby supporting our current overweight positioning.

                Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	1.10	2.49	2.27
ICE BofA 1-5 Year Corp./Gov. Index	0.57	2.22	2.03

Security Diversification
	% of Total Investments
	as of 12/31/20	as of 6/30/21
Corporate bonds–other	34.2	33.9
U.S. government and agency obligations	36.8	31.7
Yankee bonds	10.0	13.0
Asset-backed securities	10.6	12.4
Corporate bonds–government guaranteed	3.0	3.0
Municipal bonds	3.4	2.9
Mortgage-backed securities	0.0	0.2
Short-term and other assets	2.0	2.9
Total	100.0%	100.0%

Maturity
	as of 12/31/20	as of 06/30/21
Average weighted maturity	2.90	2.65
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year Corp./Gov. Index made on June 30, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
Performance Evaluation

Intermediate Bond Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned -0.80% for the first half of the year ended June 30, 2021, outperforming its benchmark index, the Bloomberg Barclays US Aggregate Index, which returned -1.60%.
The fund’s main contributor to performance was its overweight allocation to the industrials, financials and asset-backed security sectors. Additionally, its overall duration and yield curve positioning also contributed to performance. On the other hand, its exposure to the utility sector detracted from performance. The portfolio management team has continued to employ a relative value-driven approach seeking what we perceive as the most attractive risk-reward opportunities.
The portfolio management team shortened the fund’s duration relative to its benchmark throughout the period to help mitigate the impact and risk of higher interest rates as the economy reopened and yields rose.
Market Conditions
The U.S. economy continued to recover from the impact of the global pandemic. The vaccines approved late in 2020 have brought down the number of new daily cases, hospitalizations and deaths. The Federal Reserve has signaled that it will be patient in reversing its accommodative monetary policy, recognizing that while the economy has strengthened, the employment picture still has a long way to recover to pre-pandemic levels. The Fed acknowledges that short-term inflationary pressures will be present; however, the committee views short-term inflation as transitory and believes that longer-term inflation should gradually return to its long-term target of 2%.
The aggressive vaccine rollout and declining number of new COVID-19 cases combined with additional fiscal stimulus by the Biden administration prompted U.S. Treasury yields with maturities five years and longer to rise and the yield curve to steepen for much of the first quarter. Against this backdrop, the first quarter produced negative returns across fixed income with the Bloomberg Barclays U.S. Aggregate Bond Index posting its worst quarterly return in the past 20 years. During the second quarter, U.S. Treasury yields declined, and the yield curve flattened, likely reflecting a view that COVID-19 variants still pose downside risks, and the employment picture still has a long way to recover.
Despite the volatility experienced in the U.S. Treasury market, investment-grade corporate bonds performed quite well during the period. Credit spreads have narrowed to pre-pandemic levels as a sign of confidence in the ongoing economic recovery. The fund came into the year overweight corporate bonds, and we have continued to maintain this positioning given our opinion of the strong fundamentals and the risk-reward proposition
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Outlook
As the year progresses, we remain optimistic on the ongoing recovery both in the U.S. and globally, with both developed and emerging economies making progress in their vaccination process. We do recognize the emergence of COVID-19 variants and believe these could cause market volatility, but in general we see an improving path as we ramp up vaccine booster shots and economy normalization. In our view, as monetary policy shifts into an outcome-based forward guidance, we would expect the Fed to use its tools and adjust only when there is certainty on both ends of its mandate, inflation and employment. On the fiscal front, we await the progression of the infrastructure plan and the collaboration of the Biden administration with Congress, as this could provide a meaningful positive impact to economic growth.
We expect U.S. Treasury yields for maturities five years and shorter to become more volatile as market participants reassess the Fed’s forward guidance for monetary policy and eventual liftoff. Longer-dated maturities will remain subject to volatility via inflation expectations, the Fed’s tapering of asset purchases and infrastructure spending. Finally, we expect investment-grade corporates to continue to perform well as the recovery continues and see coupon carry as a significant contributor to returns and secondarily additional credit spread compression, thereby supporting our current overweight positioning.

                Performance Evaluation

Intermediate Bond Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	Since Inception %
Intermediate Bond Fund	1.44	5.75
Bloomberg Barclays U.S. Agg Index	-0.33	5.23

Security Diversification
	% of Total Investments
	as of 12/31/20	as of 6/30/21
Corporate bonds–other	39.1	35.8
Mortgage-backed securities	17.4	14.7
U.S. government and agency obligations	13.9	13.2
Asset-backed securities	11.3	13.1
Yankee bonds	9.1	11.0
Municipal bonds	4.0	4.7
Corporate bonds–government guaranteed	0.4	0.6
Short-term and other assets	4.8	6.9
Total	100.0%	100.0%

Maturity
	as of 12/31/20	as of 06/30/21
Average weighted maturity	7.47	7.31
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Bloomberg Barclays U.S. Agg Index made on May 1, 2019.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Intermediate Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived all of its management fee and reimbursed a portion of the fund's expenses from inception to December 31, 2019, and waived a portion of the management fee from January 1, 2020, to June 30, 2021. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
Performance Evaluation

Rural America Growth & Income Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Introduction
We welcome shareholders to the newest fund in the Homestead series, the Rural America Growth & Income Fund. This is an actively managed strategy that invests in companies that are important to the economic development of rural America. We believe these securities represent an opportunity for shareholders not only to earn a solid return but also to be part of unlocking the economic potential that rural economies in our nation represent.
Performance
The fund returned 0.20% for the period since inception on May 1, 2021 and ending June 30, 2021, underperforming its benchmark index, a blend of the Russell 3000 Index (60%) and the Bloomberg Barclays Intermediate US Government/Credit Bond Index (40%). The blended benchmark returned 1.95% for the same period.
Portfolio Review
Consistent with the fund’s principal investment strategy, the portfolio launched with significant exposure to certain industries that we believe help empower the economic development of rural America, such as broadband telecommunications, agribusiness value chain and rural retailers. We believe many of these industries are great long-term investment opportunities supported by secular tailwinds beneficial to rural America; however, in the short period from inception to the end of the quarter, our overweight positioning in some of these industries was a detractor to relative performance. For example, in the industrials sector, Deere & Company, the largest manufacturer of agricultural machinery and equipment, underperformed in the quarter due to concerns on the sustainability of the agriculture cycle after a strong rally in crop prices and farm income over the past year. Our stock selection within the information technology sector was also a detractor given our lack of exposure to mega capitalization technology stocks that performed well during the quarter, coupled with underperformance in Corning, the leading provider of specialty glass and fiber optics.
On the other hand, equity performance was aided by solid contributions from the real estate and health care sectors. American Tower Corporation, which is one of the largest real estate owners of wireless communications infrastructure, benefitted from an acceleration in leasing activity across its cell tower portfolio, most of which is located in rural areas, as key telecom tenants need to upgrade their infrastructure in order to deploy their 5G network. Another top contributor in the portfolio was Zoetis, a leading animal health company that develops medicines and vaccines for companion pets and livestock animals.
In the fund’s fixed income sleeve, the main contributor to performance was our overweight allocation to the industrials, local authority and financials sectors. On the other hand, the fund’s underweight in Treasuries, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and utility sectors detracted from performance.
Investment Advisor: RE Advisers Corporation
Peter Blackstone Senior Equity Analyst and Co-Portfolio Manager for the Rural America Growth & Income Fund BA, Economics, Trinity College; MBA with a specialization in Finance, Boston University
Mark Iong, CFA Senior Equity Analyst and Co-Portfolio Manager for the Rural America Growth & Income Fund BS, Operations Research and Information Engineering, Cornell
RE Advisers’ senior equity portfolio managers Prabha Carpenter and Jim Polk and fixed income portfolio managers Mauricio Agudelo and Ivan Naranjo co-manage this fund with the individuals named above. Their bios and photos appear in adjacent fund manager letters.

Since inception, the fund has maintained an approximately 60% allocation to equities and 40% to fixed income. On the fixed income side, we continue to employ a yield curve and duration-neutral approach given the level of interest rates at inception while continuing to seek attractive opportunities in corporate bonds, agency obligations and municipals that have strong association with rural America. On the equity front, we made several small incremental changes to enhance the portfolio, including the addition of Arko, a growing operator of convenience stores in the U.S. with a significant footprint in rural areas. We also eliminated Charter Communications from the portfolio and reallocated the proceeds to other higher conviction ideas in the communication space with what we believe to be more attractive risk and reward.
Outlook
As we look ahead to the second half of the year, we remain optimistic about the prospects for continued economic recovery from the COVID-19 pandemic. On monetary policy, we expect the Federal Reserve to remain accommodative and to adjust only when there is certainty on its dual mandate of price stability and employment. After years of benign inflation, the Fed has made it clear that it sees some inflation as a healthy byproduct of the recovery. On the fiscal front, we look forward to additional details of a proposed infrastructure bill. While politics often delay major spending packages, we believe that both the Biden administration and congressional leaders have incentive to keep moving toward a resolution that will help lift American businesses and particularly rural businesses ahead of 2022 midterm elections. With this outlook, we are confident about our positioning in the Rural America Growth & Income Fund, which seeks long-term total return through capital appreciation and current income.

                Performance Evaluation

Rural America Growth & Income Fund

Aggregate Since Inception Return (for the period 05/01/21 to 06/30/21)
Since Inception 05/01/21%
Rural America Growth & Income Fund	0.20
Blended Index*	1.95
Security Diversification
% of Total Investments as of 6/30/21
Common stocks	58.0
Information technology	16.7
Health care	8.9
Financials	8.0
Industrials	7.0
Consumer discretionary	7.0
Real estate	5.1
Communication services	2.0
Materials	1.8
Consumer staples	1.5
Corporate bonds–other	21.0
U.S. government and agency obligations	6.9
Mortgage-backed securities	5.4
Asset-backed securities	2.1
Municipal bonds	1.8
Money market funds	4.8
100.0

Top 10 Holdings
% of Total Investments as of 6/30/21
Federal Farm Credit Banks Funding Corp.	3.6
Zoetis Inc.	2.5
Crown Castle International Corp.	2.4
American Tower Corp.	2.3
Square, Inc.	2.3
Paycom Software, Inc.	2.1
Deere & Co.	2.1
ANSYS, Inc.	2.0
Jack Henry & Associates, Inc.	2.0
Tennessee Valley Authority	2.0
Total	23.3

Maturity
as of 06/30/21
Average weighted maturity	4.13
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Blended Index made on May 1, 2021.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Rural America Growth & Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
*The fund's Blended Index is a blend of the Russell 3000 Index (60%) and the Bloomberg Barclays Intermediate US Government/Credit Bond Index (40%).
Performance Evaluation

Stock Index Fund
Performance Evaluation | Prepared by the Master Portfolio’s Investment Advisor, BlackRock Fund Advisors
Performance
For the six months ended June 30, 2021, the U.S. large cap market metric and the fund’s benchmark, the S&P 500 Stock Index, returned 15.25% and the Stock Index Fund trailed closely with a return of 14.98%. The S&P 500 is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S.
During the six-month period, as changes were made to the composition of the S&P 500, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.
Market Conditions
Following the strong end to 2020, favorable market conditions continued with signs of a sooner-than-expected economic activity restart. Monetary conditions remained supportive, as the Federal Reserve signaled a continuing environment of low interest rates. With both the Senate and Congress passing a new $1.9 trillion stimulus package, and the U.S. starting to lead in the COVID-19 vaccine rollout, optimism continued to rise for strong economic growth in the first quarter of 2021. Despite the heightened volatility at the beginning of the quarter related to retail trading activity, the positive news about the stimulus package and the potential infrastructure bill soothed the market and supported a positive return over the first quarter.
All Global Industry Classification Standard (GICS) sectors within the S&P 500 posted positive returns over the first quarter of 2021. The energy and financials sectors were the best performers over the first quarter. Having performed relatively poorly in 2020, these sectors were supported by the market optimism about a sustained opening of the economy. Market conditions supported the outperformance of financials; the energy sector rallied as oil prices increased due to a surge in demand, while OPEC left production levels unchanged and the Suez Canal blockage raised concern about the delivery of oil. On the other hand, information technology and consumer staples lagged other GICS sectors within the U.S. market, albeit still posting positive returns. Those sectors were among the top performers during the COVID-19 pandemic.
Over the second quarter of 2021, the U.S. equity market rallied as the COVID-19 vaccination campaign continued to accelerate and as more signs emerged for a sooner-than-expected economic activity restart. The U.S. Consumer Price Index (a measure of the average change over time in the prices paid by consumers for a market basket of consumer goods and services) increased by more than 4% (over the one-year period as of April 2021), which raised questions on whether this surge was sparked by temporary factors at play; however, inflation concerns and the Fed’s cautious optimism about the recovery muted the market rally in May 2021. In June 2021, the U.S. equity market extended its rally, supported by the prospect of more fiscal stimulus, as President Joe Biden reached a bipartisan $1 trillion agreement for infrastructure spending. The domestic markets continued climbing in June, as Fed commentary eased investors’ worries about the potential for tightening monetary policy too quickly. Further, U.S. economic data over the second quarter of 2021 was generally very strong.
From a sector perspective, nearly all GICS sectors within the S&P 500 finished the six-month period in positive territory. Real estate (+13.09%), information technology (+11.56%) and energy (+11.30%) were among the best performers, while utilities (-0.41%), consumer staples (+3.83%) and industrials (4.48%) were among the lowest performers.

                Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	5 YR %	10 YR %
Stock Index Fund	40.10	17.00	14.22
S&P 500 Stock Index	40.79	17.65	14.84
Sector Diversification
% of Total Investments as of 6/30/21
Information technology	26.9
Health care	12.9
Consumer discretionary	12.1
Financials	11.1
Communication services	10.9
Industrials	8.4
Consumer staples	5.8
Energy	2.8
Materials	2.5
Real estate	2.6
Utilities	2.4

Financials	0.9
Short-term and other assets	0.7

Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/21
Apple, Inc.	5.8
Microsoft Corp.	5.5
Amazon.com, Inc.	4.0
Alphabet, Inc.	3.9
Facebook, Inc.	2.3
Berkshire Hathaway, Inc.	1.4
Tesla Inc.	1.4
NVIDIA Corp.	1.3
JPMorgan Chase & Co.	1.3
Johnson & Johnson	1.2
Total	28.1%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the S&P 500 Stock Index made on June 30, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
Sector diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.
Performance Evaluation

Value Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 17.21% for the six-month period ending June 30, 2021, outperforming the Russell 1000 Value Index, which returned 17.05%. Strength in the communications and Information technology sectors offset our underperformance in energy, where we had limited exposure.
Portfolio Review
Communications services was the biggest sector contributor to six-month performance. Although slightly underweight the benchmark, our portfolio outperformed the benchmark sector returns by a wide margin. Alphabet and Facebook were strong performers. Digital advertising recovery and the reopening of economies globally helped with stronger revenue growth and higher margins.
The information technology sector was also strong during this period. Here equipment and systems providers NVIDIA and NXP Semiconductors, and software holdings Microsoft and VMWare all generated double-digit returns. NXP and other semiconductor businesses benefitted from end-market strength and pent-up demand especially in the auto and the data center industries.
Energy stocks have rebounded from the lows of last year because of expectations of strong demand with the reopening and the possibility of supply pressures. The sector was up over 40% in the period. Lack of exposure to the sector detracted from performance. We recently established a position in the energy sector with the addition of Chevron, an integrated energy company with worldwide operations.
Industrials also detracted from overall performance, as fund holdings slightly lagged the benchmark. Within industrials, the professional services and conglomerates subsectors were both weaker than the benchmark.
We added to existing exposures in AbbVie (biotech), Fiserv (IT services) and Freeport-McMoRan (metals and mining). We also initiated a position in Royalty Pharma, a health care company that funds biopharmaceutical entities via a claim on existing and future royalties.
Outlook
Given the backdrop of strong growth with the reopening of economies and broader inoculation with COVID-19 vaccines, stock market indices continue to establish new highs. Uncertainties have emerged in recent weeks with news of the spread of the Delta and other COVID-19 variants. Markets have also focused on inflation metrics and whether the rise in price levels is temporary or more lasting. We would expect higher than typical levels of volatility but maintain a high level of conviction for the names in the portfolio looking long term.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University
Jim Polk, CFA Senior Equity Portfolio Manager BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

                Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	5 YR %	10 YR %
Value Fund	42.56	14.74	12.87
Russell 1000 Value Index	43.68	11.87	11.61
Sector Diversification
% of Total Investments as of 6/30/21
Health care	21.1
Financials	19.5
Industrials	18.0
Information technology	15.1
Materials	8.4
Communication services	7.9
Consumer discretionary	5.4
Real estate	2.4
Energy	1.2
Short-term and other assets	1.0
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/21
Alphabet, Inc.	4.9
Microsoft Corp.	4.8
JPMorgan Chase & Co.	4.6
Honeywell International, Inc.	4.5
Avery Dennison Corp.	4.0
Abbott Laboratories	3.9
Parker-Hannifin Corp.	3.2
Visa Inc.	2.9
Allstate Corp.	3.0
Bank of America Corp.	2.9
Total	38.7%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Value Index made on June 30, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
As of January 1, 2020, the Russell 1000 Value Index replaced the Standard & Poor's 500 Value Fund Index as the primary benchmark for the fund because the Russell 1000 Value Fund Index more closely reflects the market sectors and types of stocks in which the Fund invests.
Performance Evaluation

Growth Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, T. Rowe Price Associates
Performance
The Homestead Growth Fund posted a positive return of 12.97% in the first half of 2021 and performed broadly in line with the Russell 1000 Growth Index, which returned 12.99%. Broadly speaking, stock selection weighed on relative returns, while the effect of sector allocation was positive.
Portfolio Review
The information technology sector weighed on relative performance due to adverse stock choices, such as Global  Payments. Despite a strong rebound for merchant and consumer business in the U.S., fueled by re-opening progress and stimulus, recent COVID surges elsewhere in the world impacted the trajectory of the recovery in international merchant business. We believe Global Payments is a well-managed, high-quality business that should benefit from secular tailwinds of cash-to-card conversion and a mix shift toward faster growth, tech-enabled distribution channels.
Security selection within the health care sector detracted as well. Shares of Vertex Pharmaceuticals sold off after the discontinuation of two different developmental treatments for a rare respiratory condition, following disappointing clinical results.
In contrast, the communication services sector was the largest contributor to relative performance, due to an overweight allocation, although the effect was partially offset by detrimental security selection. Within the sector, several interactive media and services companies benefited from impressive earnings reports. We maintain an overweight to the sector as we continue to find attractive opportunities in companies with innovative business models that can take advantage of transformational change.
Our lack of exposure to the consumer staples sector helped relative performance as the defensive haven fell out of favor due in part to the continued rollout of COVID-19 vaccines, which is expected to reduce stay-at-home behavior. The portfolio has no exposure to consumer staples stocks as we believe the sector generally lacks compelling growth opportunities that meet our investment criteria.
Outlook
The global economic recovery was faster and stronger in the first half of 2021 than markets seemed to expect at the start of the year. However, there are potential risks to growth that we will be monitoring in the months ahead, including challenges in further containing the coronavirus pandemic. While vaccine campaigns have gathered speed in some developed countries, progress remains slower elsewhere, with new variants posing a potential threat. In the realm of fiscal policy, we believe any increase in U.S. corporate tax rate is likely to be moderate and neutral for U.S. equity markets. Meanwhile, price/earnings multiples in some
Subadvisor: T. Rowe Price Associates
Taymour Tamaddon, CFA Portfolio Manager BS, Applied Physics, Cornell University; MBA, Finance, Dartmouth

sectors and stocks imply demanding earnings expectations. Even relatively strong second-half results might fail to meet those expectations, generating market volatility.

                Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	5 YR %	10 YR %
Growth Fund	40.94	25.84	18.61
Russell 1000 Growth Index	42.50	23.66	17.87
Sector Diversification
% of Total Investments as of 6/30/21
Information technology	35.2
Communication services	26.6
Consumer discretionary	20.1
Health care	13.7
Industrials	1.8
Financials	1.6
Utilities	0.2
Short-term and other assets	0.8
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/21
Alphabet, Inc.	9.0
Amazon.com, Inc.	8.8
Microsoft Corp.	8.4
Facebook, Inc.	6.4
Apple, Inc.	4.2
Visa Inc.	3.8
Intuit, Inc.	3.0
Global Payments, Inc.	3.0
Snap Inc., Class A	2.8
Cigna Corp.	2.1
Total	51.5%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on June 30, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the five- and 10-year periods. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
Performance Evaluation

International Equity Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, Harding Loevner LP
Performance
For the six-month period ending June 30, 2021, the fund trailed its benchmark, the MSCI EAFE Index. The fund increased 6.14% versus a rise of 8.83% for the benchmark.
Portfolio Review
The fund’s underperformance was derived primarily from poor stock selection. Information technology (IT) detracted the most from relative performance as Japanese machine-vision specialist Keyence struggled with subdued demand from factory automation customers impacted by the global semiconductor chip shortage, while Israeli security firm Check Point saw its shares fall after announcing that investments to fund its future growth will reduce margins this year. In financials, our two Hong Kong-based insurers — AIA Group and Ping An Insurance — lagged. A slower-than-expected recovery of sales to affluent Chinese individuals hurt returns from AIA Group, and Ping An suffered as investors reacted negatively to news that the company acquired a majority stake in Peking University Founder Group, an insolvent state-controlled tech conglomerate.
By geography, weak stocks in Japan detracted the most. In addition to Keyence, shares of Chugai Pharmaceutical fell, hurt by a muted three-year revenue growth outlook and falling off-label usage of its rheumatoid arthritis drug Actemra after study results dispelled its earlier promise at treating symptoms of COVID-19. In the eurozone, Germany’s InfineonTechnologies lagged as investors looked through the favorable pricing dynamics of the current chip shortage to wonder whether the resulting expansion announcements could lead to oversupply, notwithstanding industry forecasts of burgeoning demand in the coming years.
Strong stocks in Europe outside the eurozone only partially offset laggards elsewhere. Sonova Holding, a hearing aid manufacturer, rebounded strongly from last year’s lockdown effects as management raised earnings guidance for the full year and announced the acquisition of the consumer audio division of Sennheiser, which will allow it to face off against Bose or other consumer audio brands entering into the hearing aid market. Alfa Laval, the Swedish maker of heat transfer and fluid separation machines, saw strong demand as the global industrial recovery began to take shape.
Outlook
With muscular interventions by regulators in Europe and Asia along with a re-energized Federal Trade Commission in the U.S., it appears that regulatory headwinds have again come to the fore. In Europe, for example, antitrust agencies are further along in clamping down on the tech behemoths than their U.S. counterparts. In China, antitrust regulators sent a strong message in April by imposing a US$2.8 billion fine on Alibaba and summoning the 34 leading Chinese technology and e-commerce companies to inform them they had one month to “completely rectify” any conflicts with updated regulations on online competition. Antitrust is far from the only category of shifting regulatory risk facing many
Subadvisor: Harding Loevner LP
Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University
Andrew West, CFA Co-Lead Portfolio Manager BS, Business Administration, University of Central Florida; MBA, New York University

companies globally. Environmental regulations, for another, continue to ratchet up as the political and social consensus surrounding climate change solidifies.
That regulatory headwinds appear to be picking up is a development we take seriously, but it isn’t a new phenomenon. We deal with regulatory threats routinely as an explicit factor in our industry analyses, our business assessments, and our projections of companies’ growth and profitability. For instance, our analysts incorporate the range of potential effects of existing and potential future regulations into their analysis of the competitive structure of each industry. Anticipating which industries, countries and companies could face unfavorable regulatory changes is a hugely imprecise task. Our ongoing monitoring of industries and companies along with our country-level discount rate premiums tend to tilt us toward geographies with lower risk and away from more vulnerable ones, while our portfolio risk constraints mandate what we consider to be a reasonable level of diversification and attempt to mitigate the impact of regulatory (as well as other) shocks that we don’t predict.
We also recognize that regulatory changes not only are a risk but also can offer opportunities. The pharmaceutical industry, for instance, enjoys key benefits bestowed by legal and regulatory frameworks, such as patent protection for new drugs and safety regulations. We believe this regulatory framework, though altered from time to time, underpins the long-term growth of many of our health care holdings.

                Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	30.95	12.82	6.71
MSCI® EAFE® Index	32.35	10.28	5.89
Country Diversification
% of Total Investments as of 6/30/21
Japan	15.7
Switzerland	12.9
Germany	11.3
France	10.2
Sweden	9.3
Britain	7.8
Netherlands	3.8
Australia	3.3
Hong Kong	3.2
Singapore	2.8
China	2.5
Canada	2.0
Spain	2.0
Israel	1.5
Taiwan	1.3
Republic of South Korea	1.2
United States of America	1.2
Denmark	1.2
Russia	0.9
India	0.9
Brazil, Mexico & Indonesia	1.5
Short-term and other assets	3.5
Total	100.0%

Top 10 Equity Holdings
% of Total Investments as of 6/30/21
Infineon Technologies AG	4.3
L’Oréal SA	4.2
Atlas Copco AB	4.1
Adyen NV	3.8
BHP Group Ltd. ADR	3.3
AIA Group Ltd.	3.2
Roche Holding AG REG	3.1
Schneider Electric SE	3.1
Allianz SE REG	2.9
DBS Group Holdings Ltd.	2.8
Total	34.8%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on June 30, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
* Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management through September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.
Performance Evaluation

Small-Company Stock Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 19.01% for the first half of the year, outperforming the Russell 2000 Index, which returned 17.54%. Performance was driven by positive stock selection particularly in the health care sector, which overcame underweights in the energy and consumer discretionary sectors.
Portfolio Review
Although the fund’s overweight in the health care sector was a drag on performance as more economically sensitive sectors outperformed, the stock selection within the sector was strong and drove a significant percentage of the outperformance for the semiannual period. Staar Surgical, a manufacturer of intraocular lenses for near-sightedness, was up significantly as the company moved closer to gaining Food and Drug Administration approval in the U.S. for the launch of its lens. A new version of the lens for far-sightedness, an even larger potential market, is also expected shortly in Europe. Inovalon, a developer of cloud-based platforms for predictive analytics for the health care industry, and AMN  Healthcare, a company that provides health care workforce solutions and staffing services, also contributed to performance. Our significant underweight in biotechnology companies, particularly those in early-stage drug development, also benefitted performance.
The fund also benefitted from several companies being acquired. Long-term holding Core-Mark, a distributor to convenience stores, was acquired by Performance Food Group. Extended Stay America, an operator of long-term stay hotels, and QTS Realty, a developer and operator of data centers, were acquired by Blackstone Group.
The largest detractor to performance was our sector allocation, notably the fund’s underweight in more economically sensitive sectors, particularly energy and consumer discretionary. Although our underweight of the energy sector was a positive contributor to performance last period, this period saw a rebound in energy prices on the expectation of a boost in demand from a reopening economy. Consumer discretionary was another sector that benefited from the “reopening” trade, particularly brick and mortar retailers. Our biggest negative contributors from stock selection were two meme stocks, companies boosted by social media mentions and Internet popularity. AMC Entertainment and Gamestop—neither of which are fund holdings—were both up significantly in the quarter. We believe these companies are trading more on speculation than strong long-term fundamentals.
Outlook
We remain constructive on both the economy and the market. Pent-up consumer demand from a year of quarantine has boosted economic activity. While much of this has been reflected in the significant rise of the index over the past several quarters, we believe there is more to go. While there is a lot of speculation as to when the Fed may
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University
Jim Polk, CFA Senior Equity Portfolio Manager BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

begin to raise rates, we believe it could be a couple of years away. In our view, there continue to be good companies and strong businesses that can reward investors over the long haul.

                Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/21)
	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	57.47	11.05	10.47
Russell 2000 Index	62.03	16.47	12.34
Sector Diversification
% of Total Investments as of 6/30/21
Health care	25.9
Industrials	22.8
Information technology	16.6
Financials	13.5
Materials	7.9
Consumer discretionary	6.7
Real estate	2.3
Communication services	1.2
Consumer staples	0.9
Short-term and other assets	2.2
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/21
Inovalon Holdings, Inc.	3.8
Avient Corp.	3.5
Medpace Holdings, Inc.	3.3
Summit Materials, Inc.	3.3
Applied Industrial Technologies, Inc.	3.1
ManTech International Corp.	2.8
STAAR Surgical Co.	2.8
j2 Global, Inc.	2.6
AMN Healthcare Services, Inc.	2.6
Glacier Bancorp, Inc.	2.5
Total	30.3%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.
Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at January 1, 2021 and held through June 30, 2021.
Actual Expenses
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

                Expense Example

Expense Example (Continued)
Daily Income Fund[b]	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Period Ended June 30, 2021
Actual Return	$1,000.00	$1,000.00	$0.27	0.05%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,024.73	$0.27	0.05%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$995.90	$3.71	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.28	$3.76	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$998.70	$3.91	0.79%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.09	$3.95	0.79%

Intermediate Bond Fund
Actual Return	$1,000.00	$992.00	$3.94	0.80%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.04	$4.00	0.80%

Rural America Growth & Income Fund[b]
Actual Return	$1,000.00	$1,002.00	$1.63	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.37	$1.65	1.00%

Stock Index Fund
Actual Return	$1,000.00	$1,149.80	$2.75	0.52%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.44	$2.59	0.52%

Value Fund
Actual Return	$1,000.00	$1,172.10	$3.49	0.65%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.78	$3.25	0.65%

Growth Fund
Actual Return	$1,000.00	$1,129.70	$4.61	0.87%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.67	$4.38	0.87%

International Equity Fund[b]
Actual Return	$1,000.00	$1,061.40	$5.07	0.99%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.08	$4.97	0.99%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,190.10	$6.00	1.11%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.52	$5.54	1.11%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period 181, then divided by 365.
b.	Reflects fee waiver and/or expense reimbursements in effect during the period.
Expense Example

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.
Proxy Voting Record
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Funds, other than Daily Income Fund, file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Daily Income Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-PORT, Form N-MFP, semi-annual and annual reports are available on the Commission’s website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds’ website at homesteadfunds.com.
Principal Risks
You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
•    Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security)
than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
•    Cash Positions Risk A Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
•    Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
•    Concentration Risk To the extent the fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
•    Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
•    Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
•    Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
•    Debt Securities Risks
Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.
Extension Risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Income Risk The risk that the Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Interest Rate Risk The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the debt instrument will generally decline if interest rates increase.
•    Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
•    Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund’s manager or subadviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
•    Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
•    Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
•    Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. As a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that RE Advisers considers to have the same primary economic characteristics.
•    Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
•    Geographic Focus Risk Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; natural disasters; or the spread of infectious illness or other public health issues.
•    Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
•    High Yield Securities Risk The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by RE Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
•    Illiquid and Restricted Securities Risk Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. Liquidity risk may be the result of, among other things, the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. These factors may have an adverse effect on the Fund’s ability to dispose of particular securities at an advantageous time or price, which may reduce returns, and may limit the Fund’s ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If the Fund is forced to sell illiquid and relatively less liquid investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. To the extent that a Fund engages in derivative transactions (for example, the Master Portfolio and International Equity Fund) or invests in securities with

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Also, a Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to a Fund.
•    Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
•    Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions.
•    Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company’s fees and expenses.
•    Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
•    Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
•    Leverage Risk Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff- approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
•    LIBOR Risk LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund's investment performance. On March 5, 2021, the U.K. Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The transition from and eventual elimination of LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial market generally. As such, the transition away from LIBOR may adversely affect the Fund's performance.
•    Limited Operating History Risk The risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
•    Loan Risk The risks associated with direct loans and participations include, but are not limited to, risks involving the enforceability of security interests and loan

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade.
•    Manager Risk The risk that the manager's or subadviser’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's or subadviser’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's or subadviser’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
•    Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
•    Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
•    Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.
•    Money Market Fund Risk Although the Daily Income Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of Money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
•    Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
•    Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
•    Operational and Cybersecurity Risk A Fund, its service providers, including its adviser, RE Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks. In addition, the global spread of COVID-19 has caused the Funds and their service providers to implement business continuity plans, including widespread use of work-from-home arrangements.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.
Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund’s service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.
● Participation Notes Risk The International Equity Fund may invest in participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are generally traded over-the-counter. Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, a Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. Investing in a participation note also exposes a Fund to the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay a Fund the amount owed under the certificate. In addition, a Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.
•    Passive Investment Risk Because BlackRock Fund Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
•    Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates).

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
•    Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
•    Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
•    Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
•    Rural America Investment Risk Because the Rural America Growth & Income Fund focuses its investments in companies tied economically to rural America, the Fund will be more susceptible to changes in rural American economic conditions, including, without limitation, those resulting from: the cyclicality of revenues and earnings associated with agribusinesses, unemployment rates, availability and quality of healthcare, changing consumer tastes, domestic and international competition, severe weather conditions and climate change, and the development of new infrastructure and related technologies. In the past, rural American populations have experienced deflation and instability in their financial institutions, and there can be no assurance that such difficulties will not resurface. Rural American economies may experience low demands for capital and low interest rate environments, and, as a result, investments in fixed income instruments in these regions may be subject to greater interest rate risk than are those in urban or suburban regions. Domestic trade restrictions and U.S. government tax and fiscal policies may have negative effects on rural American economies. Changes in any of the agribusiness value chain, infrastructure development, industrial transportation, consumer products and services, financial services, healthcare, or technology sectors could have a material negative impact on the Fund’s investments. For example, the retirement of coal generation assets, the expansion of broadband service, the implementation of more restrictive environmental laws and regulations, and any increases in the historically low interest rates in these regions may all impact the performance of the Fund’s investments.
•    Securities Lending Risk The Master Portfolio’s securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Master Portfolio may lose money and there may be a delay in recovering the loaned securities. The Master Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Master Portfolio.
•     Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.
•    Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
•    U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
•    Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
•    Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
•    When-Issued, TBA and Delayed Delivery Securities Risk The Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The final rules are not currently in effect and additional revisions to these rules are anticipated before they become effective. It is not clear when the rules will be implemented.
Board Considerations in Approving an Investment Management Agreement, and Amendment to an Investment Management Agreement and a Sub-Advisory Agreement
On March 4-5, 2021, the Board of Trustees of Homestead Funds Trust and the Board of Directors of Homestead Funds, Inc. (the “Board,” and each member a “Director,” and collectively, the “Directors”) held a joint video conference meeting (the “Meeting”) at which the Board considered, among other things, information bearing on the approval of:
•    an Investment Management Agreement by and between Homestead Funds Trust (the “Trust”), on behalf of the Rural America Growth & Income Fund (“Rural America Fund” or a “Fund”), and RE Advisers Corporation (“RE Advisers”) (the “Rural America Agreement”);
•    an Amendment to the Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc. (the “Corporation”) and RE Advisers with respect to the Daily Income Fund (the “Amendment”); and
•    an Investment Sub-advisory Agreement, by and between RE Advisers and Invesco Advisers, Inc. (“Invesco,” and together with RE Advisers, each an “Adviser” and collectively, the “Advisers”) with respect to the Daily Income Fund (the “Sub-advisory Agreement,” and together with the Rural America Agreement and the Amendment, the “Agreements”).
Following the review of such information and discussion at an executive session of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (“Independent Directors”) and independent counsel to the Independent Directors, at which no representatives of the Advisers were present initially, but certain of which joined subsequently by invitation, the Board, with the Independent Directors voting separately, approved each of the Agreements.
Prior to the Meeting, the Independent Directors and their legal counsel requested that the Advisers provide the Board information they deemed reasonably necessary for the consideration of the Agreements. Pursuant to these requests, the Advisers provided the Board with, and the Board, including the Independent Directors, considered and discussed, information regarding, among other things, (a) the level of the advisory fees that each Adviser will charge for each Fund compared with the fees charged to comparable mutual funds and compared with those of the Adviser’s non-investment company clients, as applicable; (b) each Fund’s expected overall fees and operating expenses compared with similar mutual funds; (c) the performance of accounts managed in a style substantially similar to the Fund (for the Daily Income Fund); (d) the investment management

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
and other services the relevant Adviser(s) will provide each Fund, including the Adviser’s compliance program; (e) each Adviser’s investment management personnel; and (f) each Adviser’s financial condition and profitability in connection with managing the Fund. The Board also reviewed information provided by Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Advisers, comparing each Fund’s expected advisory fee rate, total net expenses, and operating expenses to those of other similar open-end funds selected by Strategic Insight.
After receipt of such information, including information previously provided in connection with the August, September and December 2020 meetings of the Board, and information presented at a February 25, 2021 special meeting, the Board requested certain follow-up information from each Adviser, which the Advisers provided prior to or during the Meeting. At the February 25, 2021 special meeting, RE Advisers and Invesco presented information regarding their proposed services to the Daily Income Fund to the Board. At the Meeting, RE Advisers presented certain additional information to the Board regarding the Funds and its proposed services to the Daily Income Fund and the Rural America Fund. The Board then considered whether any further discussion or review was necessary, concluding that the information reviewed by the Independent Directors and their independent counsel prior to and during the Meeting provided a sufficient basis for taking action on the approval of the Agreements with respect to each Fund.
Accordingly, the Board’s determination to approve the Agreements was made on the basis of each Director’s business judgment after an evaluation of all of the information provided to the Board, both during and prior to the Meeting.
In reaching its determination relating to the approval of each Agreement, the Board, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. Individual Directors may have attributed different weights to the various factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive.
In particular, the Board focused on the following:
Nature, Extent and Quality of Services to Be Provided by the Advisers. The Board considered the nature, extent and quality of the services the Advisers expect to provide to each Fund and the resources the applicable Adviser expects to dedicate to each Fund. With respect to the Rural America Fund, the Board noted that RE Advisers manages other Homestead funds that are series of the Trust and the Corporation, and that the Board had recently reviewed extensive information regarding RE Advisers’ services during such funds’ annual contract renewal process. The Board evaluated, among other things, each of the Adviser’s personnel, experience, track record, supervision, and compliance programs. The Board considered information concerning the investment philosophy and investment processes the Advisers expect to use in managing each of the Funds, as well as background information on the proposed portfolio management teams. In this context, the Board also considered the managerial and financial resources available to the Advisers and the Board concluded that they would be sufficient to meet any reasonably foreseeable obligations under the relevant Agreement. The Board also considered that RE Advisers had reported no material changes in its financial condition since the Board’s most recent annual 15(c) review. The Board considered each Adviser’s assessment of its ability to attract and retain capable personnel and succession planning processes with respect to the leadership of each Fund’s portfolio management team. The Board considered the quality of the services expected to be provided by each Adviser and the quality of the resources available to the Funds. The Board considered each Adviser’s experience and reputation and the professional qualifications of its personnel. With respect to the Daily Income Fund, the Board also considered RE Advisers’ experience in overseeing sub-advisers to other funds in the fund complex and the services RE Advisers would provide in this regard to the Daily Income Fund.
On the basis of these and other considerations, and in the exercise of its business judgment, the Board concluded that the nature, extent and quality of services expected to be provided by the Advisers to each respective Fund supported the approval of the Agreements.
Investment Performance of the Funds. Because the Rural America Fund is newly formed, and RE Advisers has not managed other accounts with a style substantially similar to the Fund, no past performance was available for review. The Board reviewed and discussed RE Advisers’ expectations and targeted performance for the Fund, and considered hypothetical, back-tested performance for the Fund, recognizing the limitations of this data, which was provided in connection with the December 15-16, 2020 meetings of the Board. The Board concluded that the information and analysis provided supported approval of the Rural America Agreement.
Because Invesco has not previously served as sub-adviser to the Daily Income Fund, the Board reviewed the performance of the Invesco Government Agency Portfolio, which is managed in a style substantially similar to that of the Daily Income Fund. The Board reviewed annualized gross returns for the years 2008 to 2020, and for the one-, three-, five-, and ten-year periods ended December 31, 2020. The Board also reviewed the performance of the Invesco Government & Agency Institutional Fund, an Invesco fund managed in a style substantially similar to that of the Daily Income Fund, as compared to the iMoneyNet Government Institutional Fund’s benchmark index. The Board concluded that this performance and other relevant factors supported approval

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
of the Sub-advisory Agreement with Invesco. The Board noted that management had provided thorough and thoughtful analysis regarding its confidence in the abilities of Invesco.
Comparative Fees and Expense Ratios. The Board considered the anticipated net total expense ratio, contractual management fee, net operating expense ratio and other expense information for each Fund provided by Strategic Insight as compared against the Fund’s peer group identified by Strategic Insight (“Expense Group”). The Board noted that the Daily Income Fund does not, and the Rural America Fund will not, pay Rule 12b-1 and non-Rule 12b-1 service fees and that the expense information provided by Strategic Insight included comparisons of each Fund’s net total expense ratios with those of its Expense Group peers both inclusive and exclusive of 12b-1 and non-Rule 12b-1 service fees.
Rural America Growth & Income Fund
The Board concluded that the proposed fees payable by the Fund to RE Advisers are reasonable in relation to the nature and quality of the services to be provided. In reaching this conclusion, the Board compared the proposed fees payable by the Fund to the fees paid by other mutual funds that are in the same Expense Group. The Board took into account the costs and risks assumed by the Adviser in connection with launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of the Adviser’s business.
Among other information, the Board noted that the Fund’s proposed management fee is 0.65% of the Fund’s average daily net assets up to $500 million, 0.50% of the Fund’s average daily net assets up to the next $500 million, and 0.40% of the Fund’s average net assets in excess of $1 billion and the proposed net total expense ratio is 1.00%, after giving effect to an expense limitation agreement between RE Advisers and the Trust, on behalf of the Fund, noted below. Although the Fund’s net total expense ratio was higher than the median expense ratio, it was lower than the median expense ratio including 12b-1 fees. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Fund’s total annual operating expenses from exceeding 1.00% of the Fund’s average daily net assets until at least May 1, 2022.
After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding the Agreement, that the fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Rural America Agreement with RE Advisers.
Daily Income Fund
The Board noted that the proposed Amendment provided for a reduction in the investment management fee paid by the Daily Income Fund to RE Advisers from 0.50% to 0.40%, but that no other substantive changes to the Amended and Restated Investment Management Agreement between RE Advisers and the Corporation were proposed.
With respect to the proposed Sub-advisory Agreement with Invesco, the Board noted that the fee proposed to be paid by RE Advisers to Invesco was 0.08% on the first $100 million and 0.03% on balances greater than $100 million. The Board also compared the proposed fees payable under the Sub-advisory Agreement to fees charged by Invesco to other mutual funds and private clients with similar investment strategies. The Board concluded that the proposed fees payable by RE Advisers to Invesco are reasonable in relation to the nature and quality of the services to be provided. In reaching this conclusion, the Board noted that the Sub-advisory Agreement was negotiated between RE Advisers and Invesco, two unaffiliated parties, and that RE Advisers would pay Invesco out of its own fees.
Cost of Services to Be Provided and Profits to Be Realized by the Advisers. Because the Rural America Fund was not yet operational and the eventual aggregate amount of Fund assets was uncertain, the Adviser was unable to provide specific information regarding the cost of services to be provided and the profits to be realized. Instead, the Adviser provided, and the Board considered, the expected cost of the services to be provided and the expected profitability from the fees to be received at various net asset levels. With respect to the Daily Income Fund, the Board considered the cost of the services provided by RE Advisers. The Board reviewed the information provided by RE Advisers concerning its profitability from the fees received from and the services provided to the Fund for 2019 and the expected profitability to RE Advisers of the current sub-advised proposal, including the proposed reduction in the investment management fee. The Board considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds.
The Board considered its discussion with representatives of RE Advisers about the fees to be charged to the Funds and considered the other administrative, compliance and shareholder services to be provided by RE Advisers to the Funds. The Board noted and discussed the additional services to be provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers. With respect to the Rural America Fund, the Board determined that because the Fund had not yet commenced operations, RE Advisers had not yet derived any profits from its relationship to the Fund and was not expected to do so until the Fund achieved a meaningful level of assets. With respect to the Daily Income Fund, the Board noted that RE Advisers, and not the Fund, would pay the sub-advisory fees to Invesco. The Board determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. In light of the foregoing, the Board,

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of services provided to the Funds.
In considering the cost of services to be provided and profits to be realized by Invesco under the Sub-advisory Agreement, the Board considered Invesco’s statement that it did not believe it could generate a meaningful profitability number for an individual relationship due to the number of assumptions that would have to go into such an analysis. The Board also noted Invesco’s statement that it may voluntarily waive fees and/or expenses in certain circumstances. The Board considered that RE Advisers would be compensating Invesco from the management fees received from the Fund, and that the Sub-Advisory Agreement was negotiated at arm’s length between RE Advisers and Invesco.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders. The Board noted that the Rural America Fund’s fee schedule includes breakpoints, and concluded that the breakpoints would result in sharing, as between the Fund and the Adviser, of possible future economies of scale as and if the Fund’s assets grow to substantial levels. The Board concluded that it was satisfied that the proposed fee structures were appropriate at this time.
Fall-Out Benefits. Additionally, the Board considered so-called “fall-out benefits” to the Advisers, such as research, statistical, and quotation services the Advisers may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.
CONCLUSION
In considering the Agreements, the Board did not identify any one factor as dispositive and instead considered the above factors collectively and in light of each Fund’s circumstances. On the basis of these and other considerations and in the exercise of its business judgment, the Board, including the Independent Directors, determined that the approval of each Agreement was in the best interest of the relevant Fund and voted unanimously to approve the Agreements.

                Regulatory and Shareholder Matters

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds adopted and implemented a liquidity risk management program to assess and manage each Fund’s liquidity risk (the “Program”). Liquidity risk is the risk that a Fund would not be able to meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Board of Directors of Homestead Funds, Inc. (the “Corporation”) and the Board of Trustees (collectively, the “Board”) of Homestead Funds Trust (the “Trust”) has appointed the Funds’ investment manager, RE Advisers Corporation as the liquidity risk management program administrator (the “Administrator”). The Administrator presented the most recent annual report on the Program to the Board in June 2021. The report covered the structure of the Program and reviewed the operation of the program from July 1, 2020 through March 31, 2021. The report included a description of the annual liquidity assessment of the Funds that the Administrator performed. For each Fund, the Administrator reviewed (1) the investment strategy and liquidity of investments, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and any use of borrowings for investment purposes and derivatives; (2) historical cash flows during both normal and stressed conditions; (3) holdings of cash and cash equivalents; and (4) liquidity of investments under stressed and distressed scenarios by analyzing reasonably anticipated trade sizes. The report noted that each Fund was in compliance with the 15% limit on illiquid investments during the period. The report included an overview of the Program and the methodology for classification of the Funds’ investments. The Administrator concluded that the liquidity risk for each Fund is adequately managed and believes that the Program is adequate and effective for each Fund.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks to which it may be subject.
Liquidity Risk Management Program

Portfolio of Investments
Daily Income Fund  |  June 30, 2021  |  (Unaudited)

U.S. Government & Agency Obligations | 95.7% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	2.70%	07/02/21	$2,000,000	$2,000,147
Federal Farm Credit Bank	0.19(a)	11/02/21	8,650,000	8,654,949
Federal Farm Credit Bank	0.09(a)	05/19/23	1,000,000	1,000,000
Federal Farm Credit Bank	0.08(a)	06/14/23	500,000	500,000
Federal Home Loan Bank	0.01	07/09/21	5,100,000	5,099,989
Federal Home Loan Bank	0.02	07/14/21	2,900,000	2,899,984
Federal Home Loan Bank	0.03	10/29/21	9,000,000	8,999,100
U.S. Treasury Bill	0.03	07/01/21	2,600,000	2,600,000
U.S. Treasury Bill	0.01	07/06/21	3,000,000	2,999,996
U.S. Treasury Bill	0.05	07/08/21	11,000,000	10,999,904
U.S. Treasury Bill	0.04	07/13/21	5,000,000	4,999,942
U.S. Treasury Bill	0.08	07/22/21	3,000,000	2,999,856
U.S. Treasury Bill	0.02	08/03/21	5,000,000	4,999,931
U.S. Treasury Bill	0.04	08/10/21	4,800,000	4,799,801
U.S. Treasury Bill	0.05	08/12/21	5,000,000	4,999,723
U.S. Treasury Bill	0.02	08/19/21	23,000,000	22,999,530
U.S. Treasury Bill	0.05	08/24/21	12,000,000	11,999,100
U.S. Treasury Bill	0.02	08/26/21	5,000,000	4,999,883
U.S. Treasury Bill	0.02	09/02/21	7,000,000	6,999,755
U.S. Treasury Bill	0.03	09/09/21	7,000,000	6,999,660
U.S. Treasury Bill	0.03	09/16/21	2,000,000	1,999,893
U.S. Treasury Bill	0.02	09/21/21	2,000,000	1,999,932
U.S. Treasury Bill	0.05	09/23/21	8,000,000	7,999,160
U.S. Treasury Bill	0.05	09/30/21	3,000,000	2,999,621
U.S. Treasury Bill	0.03	11/18/21	2,000,000	1,999,767
U.S. Treasury Bill	0.07	06/16/22	1,500,000	1,498,979
U.S. Treasury Note	2.25	07/31/21	8,500,000	8,515,479
U.S. Treasury Note	1.50	08/31/21	5,000,000	5,012,058
U.S. Treasury Note	2.88	10/15/21	3,500,000	3,528,693
U.S. Treasury Note	0.11(a)	07/31/22	4,000,000	4,001,975
U.S. Treasury Note	0.10(a)	01/31/23	10,000,000	10,003,858
U.S. Treasury Note	0.08(a)	04/30/23	4,100,000	4,100,334
Total U.S. Government & Agency Obligations
(Cost $176,210,999)				176,210,999

Money Market Fund | 4.3% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	0.03(b)	7,980,759	7,980,759
Total Money Market Fund
(Cost $7,980,759)			7,980,759
Total Investments in Securities
(Cost $184,191,758) | 100.0%			$184,191,758
(a)	Variable coupon rate as of June 30, 2021.
(b)	7-day yield at June 30, 2021.

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Government Securities Fund  |  June 30, 2021  |  (Unaudited)

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 57.5% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Consumer Discretionary | 0.1%
Ethiopian Leasing (2012) LLC	2.68%	07/30/25	$79,104	$82,645
Total Consumer Discretionary				82,645
Energy | 22.9%
Petroleos Mexicanos	2.00	12/20/22	1,260,450	1,279,792
Petroleos Mexicanos	1.95	12/20/22	762,150	773,489
Petroleos Mexicanos	1.70	12/20/22	85,500	86,567
Petroleos Mexicanos	2.38	04/15/25	648,400	672,500
Petroleos Mexicanos	0.53(a)	04/15/25	8,600,000	8,603,158
Petroleos Mexicanos	2.46	12/15/25	780,750	815,373
Reliance Industries Ltd.	2.06	01/15/26	2,704,000	2,793,354
Reliance Industries Ltd.	1.87	01/15/26	3,484,210	3,584,112
Reliance Industries Ltd.	2.44	01/15/26	1,094,737	1,140,666
Total Energy				19,749,011
Financials | 34.5%
CES MU2 LLC	1.99	05/13/27	1,943,527	2,009,367
Durrah MSN 35603	1.68	01/22/25	697,211	712,180
DY8 Leasing LLC	2.63	04/29/26	208,333	218,418
DY9 Leasing LLC	2.37	03/19/27	713,267	745,142
Export Lease Eleven Co. LLC	0.47(a)	07/30/25	78,320	78,276
Export Leasing 2009 LLC	1.86	08/28/21	10,348	10,372
Helios Leasing II LLC	2.67	03/18/25	2,142,464	2,233,901
HNA 2015 LLC	2.29	06/30/27	285,433	298,017
HNA 2015 LLC	2.37	09/18/27	166,742	174,536
KE Export Leasing 2013-A LLC	0.40(a)	02/25/25	2,304,404	2,300,889
Lulwa Ltd.	1.89	02/15/25	1,384,800	1,420,626
Lulwa Ltd.	1.83	03/26/25	437,752	448,562
Mexican Aircraft Finance IV	2.54	07/13/25	195,102	203,098
Mexican Aircraft Finance V	2.33	01/14/27	258,750	269,630
MSN 41079 and 41084 Ltd.	1.72	07/13/24	2,453,751	2,503,866
MSN 41079 and 41084 Ltd.	1.63	12/14/24	620,893	633,708
Osprey Aircraft Leasing LLC	2.21	06/21/25	146,994	152,130
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	698,989	714,821
Pluto Aircraft Leasing LLC	0.38(a)	02/07/23	1,696,965	1,695,206
Rimon LLC	2.45	11/01/25	202,500	210,590
Safina Ltd.	1.55	01/15/22	142,728	143,122
Safina Ltd.	2.00	12/30/23	1,023,780	1,046,315
Salmon River Export LLC	2.19	09/15/26	937,949	973,488
Sandalwood 2013 LLC	2.84	07/10/25	310,258	325,265
Sandalwood 2013 LLC	2.82	02/12/26	391,640	412,228
Santa Rosa Leasing LLC	1.69	08/15/24	196,850	200,611
Santa Rosa Leasing LLC	1.47	11/03/24	311,862	317,220
Tagua Leasing LLC	1.90	07/12/24	1,306,803	1,335,820
Tagua Leasing LLC	1.73	09/18/24	2,483,643	2,537,028
Tagua Leasing LLC	1.58	11/16/24	164,313	167,405
Thirax 1 LLC	0.97	01/14/33	1,961,178	1,944,433
VCK Lease SA	2.59	07/24/26	59,537	62,379
Washington Aircraft 2 Co. DAC	0.58(a)	06/26/24	3,252,315	3,257,971
Total Financials				29,756,620
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 57.5% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Industrials | Less than 0.1%
Sayarra Ltd.	2.77%	10/29/21	$28,519	$28,654
Total Industrials				28,654
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $49,038,330)				49,616,930

U.S. Government & Agency Obligations | 33.3% of portfolio

Private Export Funding Corp.	1.75	11/15/24	1,000,000	1,034,716
U.S. Department of Housing & Urban Development	6.07	08/01/21	20,000	20,100
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,052
U.S. Department of Housing & Urban Development	5.77	08/01/26	94,000	94,429
U.S. International Development Finance Corp.	2.22(b)	01/24/25	2,000,000	2,185,362
U.S. International Development Finance Corp.	1.27(b)	06/21/25	1,000,000	1,025,664
U.S. International Development Finance Corp.	0.00(c)	07/17/25	1,000,000	999,046
U.S. International Development Finance Corp.	0.00(c)	01/17/26	700,000	755,785
U.S. International Development Finance Corp.	0.95(b)	04/23/29	5,000,000	5,097,029
U.S. International Development Finance Corp.	1.11	05/15/29	1,000,000	1,004,280
U.S. International Development Finance Corp.	2.36	10/15/29	1,855,895	1,964,762
U.S. International Development Finance Corp.	1.05	10/15/29	1,855,895	1,854,946
U.S. Treasury Note	0.25	06/15/24	6,532,000	6,492,196
U.S. Treasury Note	0.88	06/30/26	933,000	932,563
U.S. Treasury Note	1.50	01/31/27	5,175,000	5,319,940
Total U.S. Government & Agency Obligations
(Cost $28,433,561)				28,790,870

Asset-Backed Securities | 2.8% of portfolio

Avid Automobile Receivables Trust 19-1 (d)	2.62	02/15/24	47,020	47,251
Carvana Auto Receivables Trust 20-N1A (d)	2.01	03/17/25	250,000	253,245
Consumer Loan Underlying Bond 19-HP1 (d)	2.59	12/15/26	57,864	58,381
CPS Auto Trust 20-AA (d)	2.09	05/15/23	10,944	10,951
CPS Auto Trust 20-AB (d)	2.36	02/15/24	150,000	150,902
CPS Auto Trust 20-CA (d)	0.63	03/15/24	99,980	100,055
Credit Acceptance Auto Loan Trust 20-3A (d)	1.24	10/15/29	250,000	252,533
Foursight Capital Automobile Receivables Trust 19-1 (d)	2.67	03/15/24	207,420	208,726
Freedom Financial 20-3 (d)	2.40	09/20/27	22,127	22,156
Freedom Financial 21-2 (d)	0.68	06/19/28	101,896	101,944
GLS Auto Receivables Trust 19-4 (d)	2.47	11/15/23	101,032	101,571
Gracie Point International Fund 21-1 (d)	0.86(a)	11/01/23	206,000	206,000
Marlette Funding Trust 19-3 (d)	2.69	09/17/29	21,708	21,776
Marlette Funding Trust 21-1 (d)	0.60	06/16/31	277,282	277,448
Oasis Securitisation 21-1A (d)	2.58	02/15/33	208,468	208,894
SBA Tower Trust (d)	3.45	03/15/23	290,000	295,556
SoFi Consumer Loan Program Trust 19-4 (d)	2.45	08/25/28	17,780	17,889
Upstart Securitization Trust 19-3 (d)	2.68	01/21/30	96,413	96,958
Total Asset-Backed Securities
(Cost $2,424,085)				2,432,236

Corporate Bonds–Other | 2.5% of portfolio

Communication Services | 0.4%
AT&T Inc.	1.30(a)	06/12/24	250,000	256,493

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Corporate Bonds–Other | 2.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Communication Services | 0.4% (Continued)
Verizon Communications Inc.	1.26%(a)	05/15/25	$100,000	$103,133
Total Communication Services				359,626
Financials | 2.1%
Athene Global Funding (d)	2.50	01/14/25	100,000	104,220
Bank of America Corp.	0.75(a)	10/24/24	250,000	251,805
Citigroup Inc.	1.26(a)	05/17/24	250,000	253,923
Goldman Sachs Group, Inc.	0.90(a)	02/23/23	250,000	252,254
J.P. Morgan Chase & Co.	1.04(a)	02/04/27	100,000	98,356
Main Street Capital Corp.	3.00	07/14/26	300,000	308,185
Owl Rock Capital Corp.	3.40	07/15/26	250,000	260,557
Owl Rock Technology Finance Corp.	2.50	01/15/27	250,000	246,815
Total Financials				1,776,115
Total Corporate Bonds–Other
(Cost $2,093,274)				2,135,741

Municipal Bonds | 1.1% of portfolio

California | 0.4%
Gardena California Pension Obligation	2.07	04/01/26	200,000	206,789
Orange California Pension Obligation	1.59	06/01/27	100,000	100,388
Total California				307,177
Minnesota | 0.3%
Shakopee Minnesota Independent School District No. 720	0.81	02/01/26	100,000	99,489
Shakopee Minnesota Independent School District No. 720	1.07	02/01/27	120,000	119,642
Total Minnesota				219,131
New York | 0.2%
Suffolk County New York	0.90	06/15/22	100,000	100,354
Suffolk County New York	1.05	06/15/23	100,000	100,657
Total New York				201,011
Texas | 0.2%
Harris County Texas Cultural Education Facilities Finance Corp.	1.45	11/15/22	200,000	202,022
Total Texas				202,022
Total Municipal Bonds
(Cost $920,000)				929,341

Money Market Fund | 2.8% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	0.03(e)	2,458,289	2,458,289
Total Money Market Fund
(Cost $2,458,289)			2,458,289
Total Investments in Securities
(Cost $85,367,539) | 100.0%			$86,363,407
(a)	Variable coupon rate as of June 30, 2021.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2021  |  (Unaudited)  |
(Continued)
(b)	Interest is paid at maturity.
(c)	Zero coupon rate, purchased at a discount.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $2,536,456 and represents 2.9% of total investments.
(e)	7-day yield at June 30, 2021.
LLC - Limited Liability Company
SA - Sociedad Anonima or Societe Anonyme
DAC - Designated Activity Company

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Bond Fund  |  June 30, 2021  |  (Unaudited)

Corporate Bonds–Other | 33.9% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Communication Services | 2.8%
Baidu Inc.	3.88%	09/29/23	$1,165,000	$1,237,950
Verizon Communications Inc.	1.26(a)	05/15/25	9,725,000	10,029,684
Verizon Communications Inc.	0.85	11/20/25	1,700,000	1,681,385
Verizon Communications Inc.	1.45	03/20/26	2,500,000	2,521,261
Walt Disney Co. (The)	1.75	01/13/26	420,000	431,851
Total Communication Services				15,902,131
Consumer Discretionary | 2.4%
Amazon.com, Inc.	0.45	05/12/24	5,000,000	4,988,924
Amazon.com, Inc.	1.00	05/12/26	2,780,000	2,780,550
American Honda Finance Corp.	0.65	09/08/23	2,000,000	2,008,809
Daimler Finance North America LLC (b)	3.30	05/19/25	920,000	993,173
Ford Motor Co.	8.50	04/21/23	1,000,000	1,115,950
Ralph Lauren Corp.	1.70	06/15/22	1,000,000	1,013,068
Ralph Lauren Corp.	3.75	09/15/25	850,000	936,223
Total Consumer Discretionary				13,836,697
Consumer Staples | 1.7%
7-Eleven, Inc. (b)	0.61(a)	08/10/22	1,190,000	1,190,534
7-Eleven, Inc. (b)	0.63	02/10/23	1,000,000	1,000,595
7-Eleven, Inc. (b)	0.80	02/10/24	1,090,000	1,087,301
7-Eleven, Inc. (b)	0.95	02/10/26	800,000	785,612
Altria Group, Inc.	4.40	02/14/26	1,339,000	1,515,001
Hormel Foods Corp.	0.65	06/03/24	1,900,000	1,904,133
Philip Morris International Inc.	0.88	05/01/26	2,000,000	1,974,286
Total Consumer Staples				9,457,462
Energy | 1.0%
Midwest Connector Capital Co. LLC (b)	3.63	04/01/22	2,676,000	2,721,172
Midwest Connector Capital Co. LLC (b)	3.90	04/01/24	1,665,000	1,741,006
Phillips 66 Co.	1.30	02/15/26	1,500,000	1,498,955
Total Energy				5,961,133
Financials | 17.0%
Ambac LSNI LLC (b)	6.00(a)	02/12/23	10,415	10,415
American Express Co.	0.93(a)	08/03/23	862,000	873,070
Astrazeneca Finance LLC	1.20	05/28/26	2,000,000	1,993,180
Athene Global Funding (b)	2.50	01/14/25	5,715,000	5,956,195
Bank of America Corp.	0.75(a)	10/24/24	1,805,000	1,818,032
Bank of America Corp.	4.00	01/22/25	1,210,000	1,327,930
Bank of America Corp.	3.95	04/21/25	2,210,000	2,425,363
Bank of America Corp.	2.46(a)	10/22/25	2,200,000	2,301,409
Bank of America Corp.	2.02(a)	02/13/26	2,100,000	2,165,198
Bank of America Corp.	1.32(a)	06/19/26	2,100,000	2,104,592
Bank of America Corp.	1.20(a)	10/24/26	920,000	911,185
BOC Aviation (USA) Corp. (b)	1.63	04/29/24	2,100,000	2,116,523
Capital One Financial Corp.	4.25	04/30/25	1,409,000	1,569,966
Capital Southwest Corp.	4.50	01/31/26	895,000	948,700
Citigroup Inc.	1.26(a)	05/17/24	5,337,000	5,420,738
Citigroup Inc.	7.00	12/01/25	4,000,000	4,917,122
Citigroup Inc.	3.11(a)	04/08/26	1,800,000	1,926,347
F&G Global Funding (b)	1.75	06/30/26	2,500,000	2,510,287
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 33.9% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Financials | 17.0% (Continued)
Fidus Investment Corp.	4.75%	01/31/26	$490,000	$511,599
Goldman Sachs Group, Inc.	0.90(a)	02/23/23	3,685,000	3,718,222
Goldman Sachs Group, Inc.	0.67(a)	03/08/24	5,320,000	5,329,506
Goldman Sachs Group, Inc.	3.50	04/01/25	2,065,000	2,240,313
J.P. Morgan Chase & Co.	4.02(a)	12/05/24	1,225,000	1,322,176
J.P. Morgan Chase & Co.	2.30(a)	10/15/25	2,130,000	2,218,438
J.P. Morgan Chase & Co.	2.08(a)	04/22/26	2,055,000	2,124,961
J.P. Morgan Chase & Co.	1.04(a)	02/04/27	910,000	895,042
Main Street Capital Corp.	5.20	05/01/24	3,635,000	3,956,199
Main Street Capital Corp.	3.00	07/14/26	2,315,000	2,378,157
Monroe Capital Corp.	4.75	02/15/26	520,000	525,693
Morgan Stanley	0.73(a)	01/20/23	372,000	373,056
Morgan Stanley	3.74(a)	04/24/24	1,020,000	1,078,758
Morgan Stanley	0.79(a)	05/30/25	2,770,000	2,760,224
Morgan Stanley	2.19(a)	04/28/26	425,000	441,278
Oaktree Specialty Lending Corp.	3.50	02/25/25	1,277,000	1,341,235
Owl Rock Technology Finance Corp.	4.75	12/15/25	593,000	651,950
Owl Rock Technology Finance Corp.	2.50	01/15/27	3,660,000	3,613,378
PACCAR Financial Corp.	0.80	06/08/23	1,000,000	1,008,286
Protective Life Global Funding (b)	1.17	07/15/25	850,000	850,641
SCE Recovery Funding LLC	0.86	11/15/31	1,885,000	1,841,147
Security Benefit Global Funding (b)	1.25	05/17/24	4,000,000	4,006,582
Stellus Capital Investment Corp.	4.88	03/30/26	370,000	381,406
Volkswagen Group of America Finance LLC (b)	1.25	11/24/25	6,555,000	6,516,314
Wells Fargo & Co.	2.16(a)	02/11/26	3,270,000	3,393,981
Wells Fargo & Co.	2.19(a)	04/30/26	2,120,000	2,200,970
Total Financials				96,975,764
Health Care | 3.0%
AmerisourceBergen Corp.	0.74	03/15/23	5,000,000	5,009,068
Baylor Scott & White Holdings	0.83	11/15/25	1,000,000	980,279
Cigna Corp.	1.07(a)	07/15/23	1,830,000	1,854,378
Cigna Corp.	1.25	03/15/26	2,695,000	2,702,891
Health Care Service Corp. (b)	1.50	06/01/25	3,930,000	3,989,606
Stryker Corp.	1.15	06/15/25	1,500,000	1,510,917
Sutter Health	1.32	08/15/25	915,000	920,654
Total Health Care				16,967,793
Industrials | 1.9%
American Airlines Group Inc.	3.60	03/22/29	2,289,506	2,368,256
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	6,556	6,699
Caterpillar Financial Services Corp.	2.15	11/08/24	940,000	985,571
Delta Air Lines, Inc. (b)	7.00	05/01/25	965,000	1,126,144
Delta Air Lines, Inc.	7.38	01/15/26	730,000	856,534
United Airlines, Inc.	5.88	04/15/29	4,758,250	5,279,668
Total Industrials				10,622,872
Information Technology | 0.2%
PayPal Holdings, Inc.	1.65	06/01/25	1,265,000	1,298,269
Total Information Technology				1,298,269

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 33.9% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Materials | 0.9%
E. I. Du Pont De Nemours and Co.	1.70%	07/15/25	$500,000	$512,765
Georgia-Pacific LLC (b)	0.95	05/15/26	1,450,000	1,425,947
Nucor Corp.	2.00	06/01/25	1,000,000	1,034,772
PPG Industries, Inc.	1.20	03/15/26	2,000,000	1,994,903
Total Materials				4,968,387
Real Estate | 0.4%
Federal Realty Investment Trust	1.25	02/15/26	1,231,000	1,222,038
Service Properties Trust	7.50	09/15/25	930,000	1,052,944
Total Real Estate				2,274,982
Utilities | 2.6%
Entergy Louisiana, LLC	0.62	11/17/23	2,350,000	2,353,543
Entergy Louisiana, LLC	3.78	04/01/25	3,070,000	3,334,978
NextEra Energy Capital Holdings, Inc.	2.75	05/01/25	500,000	531,032
PPL Electric Utilities Corp.	0.40(a)	09/28/23	1,000,000	1,000,319
San Diego Gas & Electric Co.	1.91	02/01/22	710,320	712,868
Southern California Edison Co.	0.40(a)	12/03/21	1,800,000	1,800,540
Southern California Edison Co.	1.85	02/01/22	1,170,000	1,170,603
Southern California Edison Co.	1.10	04/01/24	1,850,000	1,862,742
Southern California Edison Co.	1.20	02/01/26	2,065,000	2,049,712
Total Utilities				14,816,337
Total Corporate Bonds–Other
(Cost $190,430,572)				193,081,827

U.S. Government & Agency Obligations | 31.7% of portfolio

U.S. Department of Housing & Urban Development	6.07	08/01/21	10,000	10,050
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,052
U.S. International Development Finance Corp.	0.67(c)	04/23/29	1,230,000	1,230,137
U.S. International Development Finance Corp.	2.36	10/15/29	784,116	830,112
U.S. International Development Finance Corp.	1.05	10/15/29	1,127,456	1,126,880
U.S. Treasury Note	0.11(a)	10/31/22	20,900,000	20,911,486
U.S. Treasury Note	0.10(a)	01/31/23	48,100,000	48,116,894
U.S. Treasury Note	0.13	05/31/23	28,585,000	28,523,587
U.S. Treasury Note	0.13	06/30/23	682,000	680,375
U.S. Treasury Note	0.25	06/15/24	62,157,000	61,778,231
U.S. Treasury Note	0.88	06/30/26	17,357,000	17,348,864
Total U.S. Government & Agency Obligations
(Cost $180,772,884)				180,566,668

Yankee Bonds | 13.0% of portfolio

AerCap Ireland Capital DAC	1.75	01/30/26	345,000	340,951
Aircastle Ltd. (b)	5.25	08/11/25	1,243,000	1,396,187
América Móvil, SAB de CV	3.13	07/16/22	1,085,000	1,114,643
Antares Holdings LP	3.95	07/15/26	335,000	348,609
Avolon Holdings Funding Ltd. (b)	3.95	07/01/24	1,480,000	1,578,394
Avolon Holdings Funding Ltd. (b)	5.50	01/15/26	1,850,000	2,098,386
Avolon Holdings Funding Ltd. (b)	2.13	02/21/26	1,500,000	1,493,788
Baidu Inc.	3.08	04/07/25	1,050,000	1,108,750
Banco Bilbao Vizcaya Argentaria SA	1.13	09/18/25	800,000	792,989
Banco Santander SA	0.70(a)	06/30/24	800,000	801,597
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Yankee Bonds | 13.0% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Banco Santander SA	1.85%	03/25/26	$2,000,000	$2,021,331
Bank of Montreal	4.34(a)	10/05/28	1,300,000	1,396,266
Barclays PLC	1.54(a)	05/16/24	1,250,000	1,273,088
Barclays PLC	1.01(a)	12/10/24	4,205,000	4,219,997
Barclays PLC	2.85(a)	05/07/26	1,250,000	1,320,591
BMW Finance NV (b)	2.40	08/14/24	2,500,000	2,617,989
BOC Aviation LTD (b)	1.27(a)	09/26/23	3,338,000	3,332,552
BPCE SA (b)	1.00	01/20/26	1,500,000	1,479,226
Credit Agricole SA (b)	1.25(a)	01/26/27	2,000,000	1,969,067
Delta and SkyMiles IP Ltd. (b)	4.50	10/20/25	780,000	838,204
Enel Finance International NV (b)	2.75	04/06/23	1,345,000	1,394,759
Enel Finance International NV (b)	2.65	09/10/24	1,275,000	1,340,208
Enel Finance International NV (b)	3.63	05/25/27	920,000	1,010,580
ING Groep NV	3.55	04/09/24	720,000	775,558
Lloyds Banking Group PLC	2.86(a)	03/17/23	1,400,000	1,423,948
Lloyds Banking Group PLC	2.91(a)	11/07/23	1,400,000	1,443,556
Macquarie Group Ltd. (b)	1.34(a)	01/12/27	2,500,000	2,479,007
Mitsubishi UFJ Financial Group, Inc.	1.41	07/17/25	710,000	716,779
Nationwide Building Society (b)	3.62(a)	04/26/23	1,980,000	2,030,354
Nationwide Building Society (b)	0.55	01/22/24	3,400,000	3,386,316
NatWest Group PLC	2.36(a)	05/22/24	845,000	870,648
NatWest Group PLC	4.52(a)	06/25/24	1,325,000	1,422,495
NatWest Group PLC	4.27(a)	03/22/25	1,330,000	1,442,629
NatWest Markets PLC (b)	0.80	08/12/24	805,000	801,311
Nissan Motor Co., Ltd. (b)	3.52	09/17/25	1,460,000	1,559,025
Panasonic Corp. (b)	2.68	07/19/24	3,880,000	4,080,540
Reckitt Benckiser Treasury Services PLC (b)	2.75	06/26/24	1,100,000	1,161,480
Saudi Arabian Oil Co. (b)	1.25	11/24/23	800,000	808,064
Saudi Arabian Oil Co. (b)	1.63	11/24/25	500,000	504,750
Schlumberger Finance Canada Ltd.	1.40	09/17/25	1,000,000	1,010,988
Siemens Financieringsmaatschappij NV (b)	1.20	03/11/26	780,000	780,536
Sinopec Group Overseas Development (2012) Ltd. (b)	3.90	05/17/22	2,100,000	2,155,146
Standard Chartered PLC (b)	2.74(a)	09/10/22	1,700,000	1,707,067
Sumitomo Mitsui Trust Bank, Ltd. (b)	0.80	09/12/23	1,900,000	1,911,503
Syngenta Finance NV (b)	4.44	04/24/23	400,000	422,277
Tencent Holdings Ltd. (b)	3.80	02/11/25	1,850,000	2,009,600
Tencent Holdings Ltd. (b)	1.81	01/26/26	1,000,000	1,015,470
Tencent Music Entertainment Group	1.38	09/03/25	3,035,000	3,004,803
Total Yankee Bonds
(Cost $72,694,673)				74,212,002

Asset-Backed Securities | 12.4% of portfolio

American Credit Acceptance Receivables Trust 19-1 (b)	3.50	04/14/25	514,312	519,834
American Credit Acceptance Receivables Trust 20-1 (b)	1.89	04/13/23	9,108	9,114
American Credit Acceptance Receivables Trust 20-3A (b)	0.62	10/13/23	381,453	381,682
American Credit Acceptance Receivables Trust 20-3B (b)	1.15	08/13/24	850,000	854,357
American Credit Acceptance Receivables Trust 21-2 (b)	0.68	05/13/25	625,000	625,210
Avid Automobile Receivables Trust 19-1 (b)	2.62	02/15/24	330,079	331,700
Carvana Auto Receivables Trust 20-N1A (b)	2.01	03/17/25	1,560,000	1,580,251
Consumer Loan Underlying Bond 19-HP1 (b)	2.59	12/15/26	859,283	866,961
Consumer Loan Underlying Bond 19-P1 (b)	2.94	07/15/26	16,021	16,034
Consumer Loan Underlying Bond 20-P1 (b)	2.26	03/15/28	264,636	265,770
CoreVest American Finance 20-4 (b)	1.17	12/15/52	903,989	894,483
CoreVest American Finance 21-1 (b)	1.57	04/15/53	1,305,153	1,304,280
CPS Auto Trust 20-AA (b)	2.09	05/15/23	87,550	87,611
CPS Auto Trust 20-AB (b)	2.36	02/15/24	1,200,000	1,207,212
CPS Auto Trust 20-CA (b)	0.63	03/15/24	415,116	415,427

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Asset-Backed Securities | 12.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
CPS Auto Trust 21-B (b)	0.81%	12/15/25	$920,000	$919,913
Credit Acceptance Auto Loan Trust 18-3B (b)	3.89	10/15/27	772,162	777,262
Credit Acceptance Auto Loan Trust 19-1A (b)	3.33	02/15/28	1,433,133	1,444,236
Credit Acceptance Auto Loan Trust 19-1B (b)	3.75	04/17/28	4,475,000	4,599,829
Credit Acceptance Auto Loan Trust 19-1C (b)	3.94	06/15/28	785,000	809,392
Credit Acceptance Auto Loan Trust 20-1A (b)	2.01	02/15/29	1,725,000	1,754,781
Credit Acceptance Auto Loan Trust 20-2A (b)	1.37	07/16/29	870,000	880,386
Credit Acceptance Auto Loan Trust 20-3A (b)	1.24	10/15/29	2,500,000	2,525,325
Credit Acceptance Auto Loan Trust 21-2A (b)	0.96	02/15/30	1,755,000	1,756,165
Credito Real USA Auto Receivables Trust 21-1 (b)	1.35	02/16/27	2,226,180	2,226,649
DT Auto Owner Trust 18-2D (b)	4.15	03/15/24	267,038	271,588
DT Auto Owner Trust 19-1C (b)	3.61	11/15/24	254,304	256,449
DT Auto Owner Trust 20-3A (b)	0.54	04/15/24	861,712	862,800
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	375,787	382,369
Exeter Automobile Receivables Trust 18-3 (b)	3.71	06/15/23	205,937	206,546
Exeter Automobile Receivables Trust 20-3	0.46	10/17/22	37,058	37,062
Exeter Automobile Receivables Trust 21-1	0.34	03/15/24	790,000	790,423
FIC Funding 21-1 (b)	1.13	04/15/33	1,178,778	1,178,915
Foursight Capital Automobile Receivables Trust 19-1 (b)	2.67	03/15/24	2,862,397	2,880,414
Freedom Financial 20-1 (b)	2.52	03/18/27	338,769	340,478
Freedom Financial 20-3 (b)	2.40	09/20/27	86,294	86,407
Freedom Financial 21-2 (b)	0.68	06/19/28	657,695	658,001
GLS Auto Receivables Trust 19-2 (b)	3.06	04/17/23	8,080	8,089
GLS Auto Receivables Trust 19-4 (b)	2.47	11/15/23	427,367	429,647
GLS Auto Receivables Trust 20-2 (b)	1.58	08/15/24	1,320,914	1,331,013
GLS Auto Receivables Trust 20-3 (b)	0.69	10/16/23	329,486	329,969
GLS Auto Receivables Trust 20-4 (b)	0.52	02/15/24	1,623,821	1,625,349
Gracie Point International Fund 20-B (b)	1.51(a)	05/02/23	749,971	756,945
Gracie Point International Fund 21-1 (b)	0.86(a)	11/01/23	1,490,000	1,490,000
Longtrain Leasing III LLC 2015-1 (b)	2.98	01/15/45	286,802	292,571
Marlette Funding Trust 19-1 (b)	3.44	04/16/29	52,033	52,140
Marlette Funding Trust 19-3 (b)	2.69	09/17/29	396,819	398,071
Marlette Funding Trust 20-2 (b)	1.02	09/16/30	158,819	158,953
Marlette Funding Trust 21-1 (b)	0.60	06/16/31	970,487	971,068
NP SPE II LLC 17-1 (b)	3.37	10/21/47	350,807	360,016
Oasis Securitisation 21-1A (b)	2.58	02/15/33	1,156,579	1,158,944
Oportun Funding 21-A (b)	1.21	03/08/28	1,070,000	1,073,063
Oportun Funding 21-B (b)	1.47	05/08/31	2,225,000	2,230,553
Oscar US Funding Trust 21-1A (b)	0.40	03/11/24	890,000	890,316
SBA Tower Trust (b)	3.45	03/15/23	2,420,000	2,466,367
SBA Tower Trust (b)	2.84	01/15/25	4,565,000	4,788,994
SBA Tower Trust (b)	1.88	01/15/26	1,450,000	1,467,962
SBA Tower Trust (b)	1.63	11/15/26	195,000	194,953
SoFi Consumer Loan Program Trust 18-3 (b)	4.02	08/25/27	783,148	793,246
SoFi Consumer Loan Program Trust 19-2 (b)	3.01	04/25/28	61,328	61,494
SoFi Consumer Loan Program Trust 19-4 (b)	2.45	08/25/28	240,033	241,504
United Auto Credit Securitization Trust 20-1B (b)	1.47	11/10/22	1,120,000	1,122,080
United Auto Credit Securitization Trust 21-1A (b)	0.34	07/10/23	1,385,425	1,385,551
United Auto Credit Securitization Trust 21-1B (b)	0.68	03/11/24	3,230,000	3,229,901
Upstart Securitization Trust 19-3 (b)	2.68	01/21/30	759,735	764,028
Upstart Securitization Trust 21-1 (b)	0.87	03/20/31	907,251	909,017
Westlake Automobile Receivable Trust 19-2A (b)	2.84	07/15/24	1,025,000	1,039,321
Westlake Automobile Receivable Trust 20-3A (b)	0.56	05/15/24	2,193,640	2,197,589
World Financial Network Credit Card Master Note Trust 18-B	3.46	07/15/25	1,200,000	1,207,751
Total Asset-Backed Securities
(Cost $70,230,718)				70,431,781

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 3.0% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | 2.0%
Petroleos Mexicanos	0.53%(a)	04/15/25	$9,380,000	$9,383,445
Petroleos Mexicanos	2.46	12/15/25	197,550	206,310
Reliance Industries Ltd.	1.87	01/15/26	1,584,737	1,630,175
Total Energy				11,219,930
Financials | 1.0%
MSN 41079 and 41084 Ltd.	1.72	07/13/24	693,662	707,829
MSN 41079 and 41084 Ltd.	1.63	12/14/24	820,511	837,446
Pluto Aircraft Leasing LLC	0.38(a)	02/07/23	198,121	197,915
Santa Rosa Leasing LLC	1.69	08/15/24	748,872	763,180
Thirax 1 LLC	0.97	01/14/33	2,353,413	2,333,319
Washington Aircraft 2 Co. DAC	0.58(a)	06/26/24	1,058,266	1,060,107
Total Financials				5,899,796
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $17,059,533)				17,119,726

Municipal Bonds | 2.9% of portfolio

Arizona | 0.6%
Glendale Arizona	1.45	07/01/26	1,000,000	1,007,568
Glendale Arizona	1.72	07/01/27	1,235,000	1,244,282
Pinal County Arizona Revenue Obligation	0.80	08/01/23	410,000	411,533
Pinal County Arizona Revenue Obligation	1.20	08/01/25	690,000	692,199
Total Arizona				3,355,582
California | 0.7%
Chula Vista California Pension Obligation	0.84	06/01/26	795,000	785,178
EL Cajon California Pension Obligation	1.70	04/01/27	300,000	298,984
Gardena California Pension Obligation	2.07	04/01/26	560,000	579,009
Huntington Beach California Pension Obligation	1.34	06/15/26	805,000	805,651
Orange California Pension Obligation	1.59	06/01/27	1,000,000	1,003,883
San Francisco California Community College District	1.33	06/15/26	300,000	301,768
Total California				3,774,473
Maine | 0.1%
Maine Health & Higher Educational Facilities	1.66	07/01/27	300,000	301,480
Maine State Housing Authority	1.70	11/15/26	245,000	247,329
Total Maine				548,809
Minnesota | 0.1%
Shakopee Minnesota Independent School District No. 720	0.81	02/01/26	400,000	397,956
Total Minnesota				397,956
New Jersey | 0.7%
New Jersey Economic Development Authority	7.63(c)	02/15/22	950,000	948,436
New Jersey Housing and Morgage Finance Agency	1.34	04/01/24	720,000	720,941
New Jersey Housing and Morgage Finance Agency	1.49	04/01/25	615,000	614,579
New Jersey Housing and Morgage Finance Agency	1.54	10/01/25	1,065,000	1,060,437

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Municipal Bonds | 2.9% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
New Jersey | 0.7% (Continued)
New Jersey St Turnpike Authority Turnpike Revenue	1.05%	01/01/26	$790,000	$786,927
Total New Jersey				4,131,320
New York | 0.5%
Suffolk County New York	0.90	06/15/22	370,000	371,309
Suffolk County New York	1.05	06/15/23	350,000	352,301
Suffolk County New York	1.41	06/15/24	810,000	820,805
Suffolk County New York	1.61	06/15/25	1,350,000	1,372,536
Total New York				2,916,951
Texas | 0.2%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	800,000	799,851
Harris County Texas Cultural Education Facilities Finance Corp.	1.45	11/15/22	400,000	404,045
Harris County Texas Cultural Education Facilities Finance Corp.	1.84	11/15/24	205,000	209,600
Total Texas				1,413,496
Total Municipal Bonds
(Cost $16,488,989)				16,538,587

Mortgage-Backed Securities | 0.2% of portfolio

ARM Master Trust 21-T (b)	1.42	01/15/24	950,000	950,076
FHLMC 780754	2.63(a)	08/01/33	828	845
FNMA 813842	1.69(a)	01/01/35	2,683	2,778
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	2	2
Total Mortgage-Backed Securities
(Cost $954,244)				953,701

Money Market Fund | 2.9% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	0.03(d)	16,831,151	16,831,151
Total Money Market Fund
(Cost $16,831,151)			16,831,151
Total Investments in Securities
(Cost $565,462,764) | 100.0%			$569,735,443
(a)	Variable coupon rate as of June 30, 2021.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $154,354,085 and represents 27.1% of total investments.
(c)	Interest is paid at maturity.
(d)	7-day yield at June 30, 2021.
LLC - Limited Liability Company
DAC - Designated Activity Company
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
LP - Limited Partnership
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
NV - Naamloze Vennottschap
ARM - Adjustable Rate Mortgage
FHLMC - Federal Home Loan Mortgage Corporation

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)

Corporate Bonds–Other | 35.8% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Communication Services | 2.8%
AT&T Inc.	1.30%(a)	06/12/24	$595,000	$610,452
AT&T Inc.	2.25	02/01/32	145,000	142,312
AT&T Inc.	3.50	06/01/41	40,000	41,552
AT&T Inc.	3.65	06/01/51	395,000	410,070
AT&T Inc. (b)	3.65	09/15/59	140,000	141,974
Charter Communications Operating LLC	4.20	03/15/28	170,000	192,385
Charter Communications Operating LLC	3.70	04/01/51	350,000	346,173
Comcast Corp.	3.95	10/15/25	85,000	95,241
Sprint Spectrum Co. LLC (b)	4.74	03/20/25	421,875	452,613
T-Mobile US, Inc.	3.00	02/15/41	200,000	197,534
Verizon Communications Inc.	0.85	11/20/25	150,000	148,358
Verizon Communications Inc.	2.10	03/22/28	200,000	204,183
Verizon Communications Inc.	2.55	03/21/31	130,000	132,876
Verizon Communications Inc.	2.65	11/20/40	100,000	96,232
Verizon Communications Inc.	3.40	03/22/41	195,000	206,279
Verizon Communications Inc.	3.55	03/22/51	185,000	197,648
Walt Disney Co. (The)	3.50	05/13/40	65,000	72,468
Total Communication Services				3,688,350
Consumer Discretionary | 5.1%
Amazon.com, Inc.	2.88	05/12/41	355,000	366,273
Amazon.com, Inc.	2.70	06/03/60	160,000	153,248
American Airlines Group, Inc. (b)	5.50	04/20/26	530,000	561,137
American Airlines Group, Inc. (b)	5.75	04/20/29	750,000	810,937
American Airlines Pass Through Trust 2017-1	3.65	02/15/29	132,825	136,810
Block Financial Corp.	2.50	07/15/28	145,000	145,590
Block Financial Corp.	3.88	08/15/30	95,000	102,704
Daimler Finance North America LLC (b)	3.30	05/19/25	175,000	188,919
Expedia Group, Inc.	4.63	08/01/27	330,000	372,948
Expedia Group, Inc.	2.95	03/15/31	1,000,000	1,013,314
Ford Motor Co.	8.50	04/21/23	245,000	273,408
Ford Motor Co.	3.37	11/17/23	200,000	207,336
Ford Motor Co.	3.38	11/13/25	200,000	207,390
General Motors Financial Co., Inc.	4.35	01/17/27	150,000	168,644
Harley-Davidson Financial Services, Inc. (b)	3.35	06/08/25	365,000	390,420
Kohl's Corp.	5.55	07/17/45	230,000	275,128
Lowe's Companies, Inc.	1.30	04/15/28	135,000	131,688
Lowe's Companies, Inc.	1.70	10/15/30	180,000	172,553
Lowe's Companies, Inc.	3.00	10/15/50	170,000	167,608
Marriott International, Inc.	2.85	04/15/31	315,000	319,880
McDonald's Corp.	4.20	04/01/50	35,000	42,173
Mileage Plus Holdings, LLC (b)	6.50	06/20/27	225,000	247,725
Murphy Oil USA, Inc. (b)	3.75	02/15/31	100,000	98,846
Tractor Supply Co.	1.75	11/01/30	100,000	95,274
Total Consumer Discretionary				6,649,953
Consumer Staples | 0.7%
7-Eleven Inc. (b)	1.30	02/10/28	60,000	57,959
7-Eleven Inc. (b)	1.80	02/10/31	60,000	57,356
7-Eleven Inc. (b)	2.80	02/10/51	135,000	125,938
Anheuser-Busch InBev SA/NV	4.90	02/01/46	301,000	380,991
General Mills, Inc.	1.20(a)	10/17/23	210,000	213,714
Total Consumer Staples				835,958
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 35.8% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Energy | 3.3%
BP Capital Markets America Inc.	1.75%	08/10/30	$210,000	$204,903
BP Capital Markets America Inc.	2.77	11/10/50	210,000	194,473
Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	180,000	209,302
Cheniere Corpus Christi Holdings LLC	3.70	11/15/29	39,000	42,599
Energy Transfer Operating LP	4.50	04/15/24	150,000	163,310
Energy Transfer Operating LP	3.75	05/15/30	318,000	345,440
Energy Transfer Operating LP	6.00	06/15/48	420,000	530,883
Energy Transfer Operating LP	6.50(a)	12/31/99	145,000	147,828
EOG Resources, Inc.	4.38	04/15/30	85,000	100,624
EOG Resources, Inc.	4.95	04/15/50	60,000	79,844
EQM Midstream Partners, LP	4.75	07/15/23	188,000	196,225
EQM Midstream Partners, LP	5.50	07/15/28	68,000	73,479
Gray Oak Pipeline, LLC (b)	2.00	09/15/23	70,000	71,396
HollyFrontier Corp.	2.63	10/01/23	60,000	62,039
Marathon Oil Corp.	4.40	07/15/27	360,000	407,741
Midwest Connector Capital Co. LLC (b)	3.90	04/01/24	85,000	88,880
Midwest Connector Capital Co. LLC (b)	4.63	04/01/29	205,000	217,891
MPLX LP	1.75	03/01/26	80,000	80,862
MPLX LP	2.65	08/15/30	245,000	247,277
National Oilwell Varco, Inc.	3.60	12/01/29	112,000	117,066
Phillips 66	2.15	12/15/30	260,000	255,597
Pioneer Natural Resources Co.	1.90	08/15/30	430,000	414,281
Valero Energy Corp.	1.20	03/15/24	90,000	90,779
Total Energy				4,342,719
Financials | 12.7%
Athene Global Funding (b)	2.50	01/14/25	1,144,000	1,192,281
Athene Global Funding (b)	2.95	11/12/26	120,000	127,757
Athene Holding Ltd.	3.95	05/25/51	300,000	320,966
Bank of America Corp.	0.75(a)	10/24/24	300,000	302,166
Bank of America Corp.	3.95	04/21/25	844,000	926,247
Bank of America Corp.	1.20(a)	10/24/26	200,000	198,084
Bank of America Corp.	2.50(a)	02/13/31	263,000	268,521
Bank of America Corp.	1.92(a)	10/24/31	300,000	292,367
Bank of America Corp.	2.68(a)	06/19/41	275,000	266,887
Bank of America Corp.	2.83(a)	10/24/51	300,000	292,550
BOC Aviation (USA) Corp. (b)	1.63	04/29/24	220,000	221,731
Capital Southwest Corp.	4.50	01/31/26	260,000	275,600
CIT Group Inc.	3.93(a)	06/19/24	402,000	423,608
Citigroup Inc.	1.26(a)	05/17/24	150,000	152,354
Citigroup Inc.	4.45	09/29/27	653,000	746,050
Citigroup Inc.	2.98(a)	11/05/30	365,000	386,601
Citigroup Inc.	2.57(a)	06/03/31	470,000	483,170
CoreStates Capital II (b)	0.83(a)	01/15/27	525,000	510,454
Fidus Investment Corp.	4.75	01/31/26	55,000	57,424
Goldman Sachs Group Inc.	3.81(a)	04/23/29	117,000	130,851
Goldman Sachs Group, Inc.	3.50	01/23/25	265,000	286,517
Goldman Sachs Group, Inc.	3.50	04/01/25	165,000	179,008
Goldman Sachs Group, Inc.	1.43(a)	03/09/27	350,000	349,013
Iron Mountain Inc. (b)	4.50	02/15/31	80,000	81,000
J.P. Morgan Chase & Co.	2.08(a)	04/22/26	340,000	351,575
J.P. Morgan Chase & Co.	1.04(a)	02/04/27	150,000	147,534
J.P. Morgan Chase & Co.	3.63	12/01/27	522,000	573,597
J.P. Morgan Chase & Co.	2.52(a)	04/22/31	240,000	246,958

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 35.8% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Financials | 12.7% (Continued)
JP Morgan Chase & Co.	1.95%(a)	02/04/32	$280,000	$271,936
Main Street Capital Corp.	5.20	05/01/24	1,134,000	1,234,204
Main Street Capital Corp.	3.00	07/14/26	445,000	457,140
Monroe Capital Corp.	4.75	02/15/26	130,000	131,423
Morgan Stanley	1.79(a)	02/13/32	715,000	686,981
Oaktree Specialty Lending Corp.	3.50	02/25/25	399,000	419,070
Owl Rock Capital Corp.	3.40	07/15/26	300,000	312,669
Owl Rock Technology Finance Corp.	4.75	12/15/25	276,000	303,437
Owl Rock Technology Finance Corp.	3.75	06/17/26	150,000	157,726
Owl Rock Technology Finance Corp.	2.50	01/15/27	959,000	946,784
Prudential Financial, Inc.	5.70(a)	09/15/48	75,000	87,955
Regions Financial Corp.	2.25	05/18/25	70,000	72,891
Security Benefit Global Funding (b)	1.25	05/17/24	300,000	300,494
Stellus Capital Investment Corp.	4.88	03/30/26	60,000	61,850
Volkswagen Group of America Finance LLC (b)	1.25	11/24/25	330,000	328,052
Wells Fargo & Co.	2.19(a)	04/30/26	60,000	62,292
Wells Fargo & Co.	2.39(a)	06/02/28	445,000	461,507
Wells Fargo & Co.	2.57(a)	02/11/31	50,000	51,743
Wells Fargo & Co.	3.07(a)	04/30/41	340,000	348,732
Total Financials				16,487,757
Health Care | 1.7%
AbbVie Inc.	2.95	11/21/26	160,000	171,992
AbbVie Inc.	4.05	11/21/39	172,000	199,765
AbbVie Inc.	4.25	11/21/49	90,000	107,866
Anthem, Inc.	3.13	05/15/50	60,000	60,916
Becton, Dickinson and Co.	1.96	02/11/31	130,000	126,840
Bristol-Myers Squibb Co.	2.35	11/13/40	170,000	163,717
CVS Health Corp.	2.70	08/21/40	170,000	164,784
HCA Healthcare, Inc.	3.50	07/15/51	228,000	227,896
Health Care Service Corp. (b)	1.50	06/01/25	110,000	111,668
Laboratory Corporation of America Holdings	1.55	06/01/26	490,000	492,025
Merck & Co., Inc.	2.35	06/24/40	75,000	72,458
Mylan Inc.	4.55	04/15/28	140,000	160,777
Mylan Inc.	5.20	04/15/48	50,000	61,528
Sutter Health	1.32	08/15/25	135,000	135,834
Total Health Care				2,258,066
Industrials | 2.3%
Ashtead Capital, Inc. (b)	4.25	11/01/29	308,000	332,640
Boeing Co. (The)	2.20	02/04/26	700,000	706,691
Boeing Co. (The)	5.71	05/01/40	280,000	360,607
Boeing Co. (The)	5.93	05/01/60	230,000	317,598
Delta Air Lines, Inc. (b)	7.00	05/01/25	250,000	291,747
Delta Air Lines, Inc.	7.38	01/15/26	180,000	211,200
IDEX Corp.	2.63	06/15/31	360,000	365,888
Union Pacific Corp.	3.20	05/20/41	400,000	423,415
Total Industrials				3,009,786
Information Technology | 1.9%
Avnet, Inc.	3.00	05/15/31	355,000	353,707
Broadcom Cayman Finance Ltd.	3.88	01/15/27	255,000	281,769
Dell International LLC / EMC Corp.	5.85	07/15/25	110,000	129,054
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 35.8% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Information Technology | 1.9% (Continued)
Dell International LLC / EMC Corp.	4.90%	10/01/26	$182,000	$210,043
Microchip Technology Inc. (b)	0.97	02/15/24	200,000	199,901
Microsoft Corp.	2.92	03/17/52	445,000	472,300
NVIDIA Corp.	3.50	04/01/40	90,000	102,085
NVIDIA Corp.	3.50	04/01/50	90,000	101,601
Oracle Corp.	2.88	03/25/31	200,000	208,016
Oracle Corp.	3.65	03/25/41	200,000	212,071
VMware, Inc.	4.70	05/15/30	200,000	236,644
Total Information Technology				2,507,191
Materials | 0.2%
3M Co.	3.70	04/15/50	60,000	70,699
Silgan Holdings Inc. (b)	1.40	04/01/26	125,000	123,750
Total Materials				194,449
Real Estate | 1.3%
Crown Castle International Corp.	2.90	04/01/41	450,000	437,726
Life Storage, LP	2.20	10/15/30	215,000	212,333
Service Properties Trust	7.50	09/15/25	305,000	345,320
STORE Capital Corp.	2.75	11/18/30	200,000	201,323
VEREIT Operating Partnership, LP	2.20	06/15/28	295,000	299,318
Vornado Realty LP	2.15	06/01/26	150,000	152,015
Welltower Inc.	2.75	01/15/31	95,000	97,896
Total Real Estate				1,745,931
Utilities | 3.8%
Dominion Energy, Inc.	0.65(a)	09/15/23	90,000	90,065
Emera US Finance LP (b)	2.64	06/15/31	75,000	75,451
Entergy Louisiana, LLC	3.78	04/01/25	690,000	749,555
National Fuel Gas Co.	5.50	01/15/26	307,000	355,206
Pacific Gas & Electric Co.	4.25	08/01/23	644,000	682,290
Pacific Gas & Electric Co.	3.00	06/15/28	225,000	226,012
Pacific Gas & Electric Co.	4.55	07/01/30	130,000	139,043
Pacific Gas & Electric Co.	4.25	03/15/46	770,000	732,113
San Diego Gas & Electric Co.	1.91	02/01/22	121,577	122,013
SCE Recovery Funding LLC	2.51	11/15/43	190,000	181,037
Southern California Edison Co.	1.85	02/01/22	117,714	117,775
Southern California Edison Co.	1.10	04/01/24	370,000	372,548
Southern California Edison Co.	2.25	06/01/30	55,000	54,078
Southern California Edison Co.	4.50	09/01/40	200,000	229,271
Southern California Edison Co.	4.00	04/01/47	164,000	172,512
Southern California Edison Co.	3.65	02/01/50	214,000	214,018
TerraForm Power Operating LLC (b)	4.25	01/31/23	215,000	220,644
TerraForm Power Operating LLC (b)	4.75	01/15/30	171,000	175,133
Total Utilities				4,908,764
Total Corporate Bonds–Other
(Cost $45,787,900)				46,628,924

Mortgage-Backed Securities | 14.7% of portfolio

FHLMC QA7479	3.00	03/01/50	419,252	439,652
FHLMC SB8503	2.00	08/01/35	1,829,566	1,891,861

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Mortgage-Backed Securities | 14.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
FHLMC SD8068	3.00%	06/01/50	$356,972	$372,378
FNMA BN7662	3.50	07/01/49	166,927	175,693
FNMA CA4016	3.00	08/01/49	813,066	856,568
FNMA FM1000	3.00	04/01/47	1,373,554	1,440,816
FNMA FM4231	2.50	09/01/50	315,204	326,416
FNMA FM5470	2.00	01/01/36	1,138,187	1,176,041
FNMA MA3691	3.00	07/01/49	258,643	269,854
FNMA MA3834	3.00	11/01/49	536,514	559,311
FNMA MA3960	3.00	03/01/50	241,028	251,298
FNMA MA3992	3.50	04/01/50	289,939	305,393
FNMA MA4048	3.00	06/01/50	1,069,202	1,115,181
FNMA MA4179	2.00	11/01/35	5,236,723	5,405,715
FNMA MA4229	2.00	01/01/36	2,437,010	2,515,653
FNMA MA4303	2.00	04/01/36	1,956,697	2,019,841
Total Mortgage-Backed Securities
(Cost $19,194,249)				19,121,671

U.S. Government & Agency Obligations | 13.2% of portfolio

U.S. International Development Finance Corp.	1.05	10/15/29	139,192	139,121
U.S. International Development Finance Corp.	1.49	08/15/31	80,000	80,425
U.S. International Development Finance Corp.	3.00	10/05/34	186,700	206,517
U.S. International Development Finance Corp.	1.32	03/15/35	225,000	219,837
U.S. Treasury Note	0.25	06/15/24	522,000	518,819
U.S. Treasury Note	0.88	06/30/26	1,724,000	1,723,192
U.S. Treasury Note	1.25	06/30/28	4,530,000	4,537,078
U.S. Treasury Note	1.63	05/15/31	1,679,000	1,704,710
U.S. Treasury Note	1.38	11/15/40	2,188,000	1,965,439
U.S. Treasury Note	2.25	05/15/41	3,033,000	3,155,742
U.S. Treasury Note	1.88	02/15/51	3,133,000	2,990,057
Total U.S. Government & Agency Obligations
(Cost $17,020,609)				17,240,937

Asset-Backed Securities | 13.1% of portfolio

American Credit Acceptance Receivables Trust 19-1 (b)	3.50	04/14/25	68,575	69,311
American Credit Acceptance Receivables Trust 20-3A (b)	0.62	10/13/23	49,755	49,785
American Credit Acceptance Receivables Trust 20-3B (b)	1.15	08/13/24	115,000	115,589
American Credit Acceptance Receivables Trust 21-2 (b)	0.68	05/13/25	1,500,000	1,500,503
Avant Loans Funding Trust 21-REV1 (b)	1.21	07/15/30	500,000	499,126
Avid Automobile Receivables Trust 19-1 (b)	2.62	02/15/24	18,808	18,900
Carvana Auto Receivables Trust 19-2A (b)	2.74	12/15/23	244,784	246,449
Carvana Auto Receivables Trust 20-N1A (b)	2.01	03/17/25	350,000	354,544
Consumer Loan Underlying Bond 19-HP1 (b)	2.59	12/15/26	28,932	29,191
Consumer Loan Underlying Bond 20-P1 (b)	2.26	03/15/28	51,889	52,112
CoreVest American Finance 20-4 (b)	1.17	12/15/52	147,389	145,840
CoreVest American Finance 21-1 (b)	1.57	04/15/53	912,694	912,084
CPS Auto Trust 20-C (b)	1.01	01/15/25	100,000	100,440
CPS Auto Trust 21-B (b)	0.81	12/15/25	200,000	199,981
Credit Acceptance Auto Loan Trust 18-3B (b)	3.89	10/15/27	184,728	185,948
Credit Acceptance Auto Loan Trust 19-1A (b)	3.33	02/15/28	124,404	125,368
Credit Acceptance Auto Loan Trust 19-1B (b)	3.75	04/17/28	500,000	513,947
Credit Acceptance Auto Loan Trust 19-1C (b)	3.94	06/15/28	250,000	257,768
Credit Acceptance Auto Loan Trust 20-1A (b)	2.01	02/15/29	500,000	508,632
Credit Acceptance Auto Loan Trust 20-1A (b)	2.39	04/16/29	250,000	256,786
Credit Acceptance Auto Loan Trust 20-2A (b)	1.37	07/16/29	250,000	252,984
Credit Acceptance Auto Loan Trust 20-3A (b)	1.24	10/15/29	350,000	353,546
Credit Acceptance Auto Loan Trust 21-2A (b)	0.96	02/15/30	320,000	320,212
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Asset-Backed Securities | 13.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Credito Real USA Auto Receivables Trust 21-1 (b)	1.35%	02/16/27	$899,467	$899,656
DT Auto Owner Trust 18-2D (b)	4.15	03/15/24	77,402	78,721
DT Auto Owner Trust 19-1C (b)	3.61	11/15/24	209,591	211,359
DT Auto Owner Trust 20-3A (b)	0.91	12/16/24	200,000	200,991
Exeter Automobile Receivables Trust 20-1A (b)	2.26	04/15/24	97,562	98,047
Exeter Automobile Receivables Trust 20-3A	0.52	10/16/23	100,000	100,068
Exeter Automobile Receivables Trust 21-1A	0.50	02/18/25	240,000	240,129
FIC Funding 21-1 (b)	1.13	04/15/33	261,951	261,981
Foursight Capital Automobile Receivables Trust 19-1 (b)	2.67	03/15/24	69,140	69,575
Freedom Financial 20-3 (b)	2.40	09/20/27	33,190	33,234
Freedom Financial 21-1 (b)	0.66	03/20/28	363,026	363,220
Freedom Financial 21-2 (b)	0.68	06/19/28	143,581	143,648
GLS Auto Receivables Trust 19-1 (b)	3.65	12/16/24	557,384	562,529
GLS Auto Receivables Trust 19-2 (b)	3.06	04/17/23	26,981	27,012
GLS Auto Receivables Trust 20-2 (b)	1.58	08/15/24	185,471	186,889
GLS Auto Receivables Trust 20-3 (b)	1.38	08/15/24	150,000	151,052
GLS Auto Receivables Trust 20-4 (b)	0.87	12/16/24	300,000	300,971
Gracie Point International Fund 20-B (b)	1.51(a)	05/02/23	290,989	293,695
Gracie Point International Fund 21-1 (b)	0.86(a)	11/01/23	320,000	320,000
Marlette Funding Trust 19-3 (b)	2.69	09/17/29	8,683	8,711
Marlette Funding Trust 20-2 (b)	1.02	09/16/30	24,434	24,454
Marlette Funding Trust 21-1 (b)	0.60	06/16/31	231,068	231,207
Oasis Securitisation 21-1A (b)	2.58	02/15/33	416,935	417,788
Oportun Funding 21-A (b)	1.21	03/08/28	300,000	300,859
Oportun Funding 21-B (b)	1.47	05/08/31	1,000,000	1,002,496
Oscar US Funding Trust 21-1A (b)	0.40	03/11/24	170,000	170,060
SBA Tower Trust (b)	2.84	01/15/25	115,000	120,643
SBA Tower Trust (b)	1.88	01/15/26	330,000	334,088
SBA Tower Trust (b)	1.63	11/15/26	580,000	579,860
SoFi Consumer Loan Program Trust 18-3 (b)	4.02	08/25/27	117,472	118,987
SoFi Consumer Loan Program Trust 19-4 (b)	2.45	08/25/28	17,780	17,889
United Auto Credit Securitization Trust 20-1B (b)	1.47	11/10/22	120,000	120,223
United Auto Credit Securitization Trust 21-1A (b)	0.34	07/10/23	264,913	264,937
United Auto Credit Securitization Trust 21-1B (b)	0.68	03/11/24	1,050,000	1,049,968
Upstart Securitization Trust 19-3 (b)	2.68	01/21/30	28,924	29,087
Westlake Automobile Receivable Trust 19-2A (b)	2.84	07/15/24	200,000	202,794
Westlake Automobile Receivable Trust 20-3A (b)	0.56	05/15/24	302,989	303,534
Westlake Automobile Receivable Trust 20-3A (b)	0.78	11/17/25	230,000	231,342
Total Asset-Backed Securities
(Cost $17,135,602)				17,140,750

Yankee Bonds | 11.0% of portfolio

AerCap Ireland Capital DAC	4.13	07/03/23	185,000	196,280
AerCap Ireland Capital DAC	1.75	01/30/26	245,000	242,125
Aircastle Ltd. (b)	5.25	08/11/25	310,000	348,204
Antares Holdings LP	3.95	07/15/26	375,000	390,233
Avolon Holdings Funding Ltd. (b)	5.13	10/01/23	500,000	540,553
Avolon Holdings Funding Ltd. (b)	3.95	07/01/24	357,000	380,734
Avolon Holdings Funding Ltd. (b)	5.50	01/15/26	300,000	340,279
Avolon Holdings Funding Ltd. (b)	2.13	02/21/26	250,000	248,965
Avolon Holdings Funding Ltd. (b)	4.25	04/15/26	100,000	108,368
Avolon Holdings Funding Ltd. (b)	2.75	02/21/28	400,000	395,780
Banco Bilbao Vizcaya Argentaria SA	1.13	09/18/25	200,000	198,247
Banco Santander SA	0.70(a)	06/30/24	200,000	200,399
Banco Santander SA	1.85	03/25/26	400,000	404,266
Banco Santander SA	3.49	05/28/30	200,000	215,962
Barclays PLC	1.54(a)	05/16/24	400,000	407,388

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Yankee Bonds | 11.0% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Barclays PLC	2.85%(a)	05/07/26	$325,000	$343,354
Barclays PLC	2.65(a)	06/24/31	200,000	202,703
Cemex, SAB de CV (b)	7.38	06/05/27	230,000	259,624
Cenovus Energy Inc.	5.25	06/15/37	395,000	472,912
Delta and SkyMiles IP Ltd. (b)	4.75	10/20/28	1,100,000	1,222,933
Enel Finance International NV (b)	2.75	04/06/23	200,000	207,399
Enel Finance International NV (b)	2.65	09/10/24	345,000	362,645
Enel Finance International NV (b)	3.63	05/25/27	215,000	236,168
Lloyds Banking Group, PLC	0.70(a)	05/11/24	700,000	701,882
Mitsubishi UFJ Financial Group, Inc.	1.41	07/17/25	220,000	222,101
Nationwide Building Society (b)	3.62(a)	04/26/23	200,000	205,086
Nationwide Building Society (b)	0.55	01/22/24	200,000	199,195
NatWest Group PLC	4.27(a)	03/22/25	296,000	321,066
Nissan Motor Co., Ltd. (b)	0.77(a)	03/08/24	210,000	210,150
Nissan Motor Co., Ltd. (b)	3.52	09/17/25	230,000	245,600
Nissan Motor Co., Ltd. (b)	4.81	09/17/30	200,000	225,808
Petronas Capital Ltd. (b)	2.48	01/28/32	200,000	200,964
Petronas Capital Ltd. (b)	3.40	04/28/61	360,000	367,592
Siemens Financieringsmaatschappij NV (b)	1.20	03/11/26	400,000	400,275
Spirit Loyalty Cayman Ltd. (b)	8.00	09/20/25	180,000	203,580
Sumitomo Mitsui Financial Group, Inc. (b)	1.05	09/12/25	200,000	198,678
Syngenta Finance NV (b)	4.44	04/24/23	230,000	242,809
Syngenta Finance NV (b)	4.89	04/24/25	530,000	587,281
Syngenta Finance NV (b)	5.68	04/24/48	300,000	363,486
Tencent Holdings Ltd. (b)	3.80	02/11/25	200,000	217,254
Tencent Holdings Ltd. (b)	1.81	01/26/26	220,000	223,403
Tencent Holdings Ltd. (b)	3.98	04/11/29	220,000	245,260
Tencent Music Entertainment Group	2.00	09/03/30	200,000	192,580
Teva Pharmaceutical Industries Ltd.	2.80	07/21/23	248,000	247,130
Vodafone Group PLC	4.13(a)	06/04/81	145,000	144,783
Westpac Banking Corp.	2.96	11/16/40	300,000	294,753
Total Yankee Bonds
(Cost $13,970,837)				14,386,237

Municipal Bonds | 4.7% of portfolio

Alabama | 0.1%
Alabama Public School & College Authority	1.16	06/01/26	85,000	85,024
Total Alabama				85,024
Arizona | 0.3%
Pinal County Arizona Revenue Obligation	1.05	08/01/24	120,000	120,669
Pinal County Arizona Revenue Obligation	1.58	08/01/26	110,000	111,277
Yuma Arizona Pledged Revenue	2.63	07/15/38	135,000	136,729
Total Arizona				368,675
California | 2.0%
California Infrastructure & Economic Development Bank	1.24	10/01/27	50,000	49,730
City of Chula Vista California Pension Obligation	1.16	06/01/27	130,000	128,279
City of Chula Vista California Pension Obligation	1.41	06/01/28	130,000	128,372
City of Chula Vista California Pension Obligation	1.63	06/01/29	160,000	158,367
City of Chula Vista California Pension Obligation	2.91	06/01/45	255,000	248,097
City of Los Angeles California Department of Airports	1.25	05/15/28	200,000	194,453
City of Monterey Park California Pension Obligation	1.89	06/01/30	1,000,000	991,982
EL Cajon California Pension Obligation	1.70	04/01/27	100,000	99,661
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Municipal Bonds | 4.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
California | 2.0% (Continued)
Gardena California Pension Obligation	2.07%	04/01/26	$100,000	$103,395
Huntington Beach California Pension Obligation	1.68	06/15/27	155,000	155,927
Orange California Pension Obligation	1.59	06/01/27	185,000	185,718
San Francisco California City & County Airports	3.35	05/01/51	100,000	102,984
Total California				2,546,965
Colorado | 0.3%
Denver City & County Colorado Airport	1.57	11/15/26	95,000	96,343
Regional Transportation District Colorado	1.18	11/01/27	175,000	172,045
Regional Transportation District Colorado	1.33	11/01/28	150,000	146,605
Total Colorado				414,993
Georgia | 0.1%
City of Atlanta Georgia Water & Wastewater	2.26	11/01/35	130,000	132,293
Total Georgia				132,293
New Jersey | 0.8%
New Jersey Economic Development Authority	7.63(c)	02/15/22	130,000	129,786
New Jersey Housing and Morgage Finance Agency	1.34	04/01/24	90,000	90,118
New Jersey Housing and Morgage Finance Agency	1.49	04/01/25	80,000	79,945
New Jersey Housing and Morgage Finance Agency	1.54	10/01/25	140,000	139,400
New Jersey Transportation Trust Fund Authority	4.08	06/15/39	575,000	648,832
Total New Jersey				1,088,081
New York | 0.5%
New York City Housing Development Corp.	2.24	05/01/30	160,000	161,821
New York City Housing Development Corp.	2.34	05/01/31	165,000	167,352
New York City Housing Development Corp.	2.39	11/01/31	160,000	161,936
Suffolk County New York	1.61	06/15/25	200,000	203,339
Total New York				694,448
Texas | 0.5%
Harris County Texas Cultural Education Facilities Finance Corp.	3.34	11/15/37	275,000	287,526
North Texas Tollway Authority Revenue	3.01	01/01/43	150,000	152,536
San Antonio Texas Electric & Gas	2.91	02/01/48	150,000	148,620
Total Texas				588,682
West Virginia | 0.1%
West Virginia State University Revenues	3.01	10/01/41	150,000	155,042
Total West Virginia				155,042
Total Municipal Bonds
(Cost $5,976,224)				6,074,203

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.6% of portfolio

Energy | 0.2%
Petroleos Mexicanos	0.53(a)	04/15/25	286,000	286,105
Total Energy				286,105

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.6% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 0.4%
Thirax 1 LLC	0.97%	01/14/33	$490,294	$486,108
Total Financials				486,108
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $776,021)				772,213

Money Market Fund | 6.9% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	0.03(d)	9,032,309	9,032,309
Total Money Market Fund
(Cost $9,032,309)			9,032,309
Total Investments in Securities
(Cost $128,893,751) | 100.0%			$130,397,244
(a)	Variable coupon rate as of June 30, 2021.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $33,593,320 and represents 25.8% of total investments.
(c)	Interest is paid at maturity.
(d)	7-day yield at June 30, 2021.
LLC - Limited Liability Company
LP - Limited Partnership
FHLMC - Federal Home Loan Mortgage Corporation
DAC - Designated Activity Company
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Rural America Growth & Income Fund  |  June 30, 2021  |  (Unaudited)

Common Stocks | 58.0% of portfolio
	Shares	Value
Communication Services | 2.0%
Media
Cable One, Inc.	20	$38,256
Wireless Telecommunication Services
Shenandoah Telecommunications Co.	231	11,206
Total Communication Services		49,462
Consumer Discretionary | 7.0%
Hotels, Restaurants & Leisure
Choice Hotels International, Inc.	228	27,100
Cracker Barrel Old Country Store, Inc.	49	7,275
Multiline Retail
Dollar General Corp.	155	33,541
Ollie's Bargain Outlet Holdings, Inc. (a)	157	13,208
Specialty Retail
ARKO Corp. (a)	1,072	9,852
Lowe's Companies, Inc.	152	29,483
O'Reilly Automotive, Inc. (a)	58	32,840
Tractor Supply Co.	118	21,955
Total Consumer Discretionary		175,254
Consumer Staples | 1.5%
Food Products
Hershey Co. (The)	218	37,971
Total Consumer Staples		37,971
Financials | 8.0%
Banks
FB Financial Corp.	261	9,741
Glacier Bancorp, Inc.	367	20,214
South State Corp.	130	10,629
Truist Financial Corp.	836	46,398
Capital Markets
CME Group, Inc.	177	37,644
Intercontinental Exchange, Inc.	260	30,862
Insurance
Allstate Corp.	174	22,696
American International Group, Inc.	223	10,615
Chubb Ltd.	69	10,967
Total Financials		199,766
Health Care | 8.9%
Health Care Equipment & Supplies
Integer Holdings Corp. (a)	118	11,116
Stryker Corp.	130	33,765
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	184	17,844
Centene Corp. (a)	349	25,453
LHC Group, Inc. (a)	73	14,619
PetIQ, Inc. (a)	534	20,612
Health Care Technology
Inovalon Holdings, Inc. Class A (a)	481	16,392
Life Sciences Tools & Services
IQVIA Holdings Inc. (a)	92	22,293

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Rural America Growth & Income Fund  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 58.0% of portfolio (Continued)
	Shares	Value
Health Care | 8.9% (Continued)
Pharmaceuticals
Zoetis Inc.	332	$61,872
Total Health Care		223,966
Industrials | 7.0%
Air Freight & Logistics
Air Transport Services Group, Inc. (a)	416	9,664
Commercial Services & Supplies
Casella Waste Systems, Inc. Class A (a)	215	13,638
Electrical Equipment
EnerSys	121	11,825
Machinery
Deere & Co.	147	51,848
Xylem, Inc.	65	7,798
Road & Rail
CSX Corp.	829	26,594
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	117	10,654
Fastenal Co.	816	42,432
Total Industrials		174,453
Information Technology | 16.7%
Communications Equipment
Ubiquiti Inc.	71	22,165
Electronic Equipment, Instruments & Components
Advanced Energy Industries, Inc.	232	26,149
Corning Inc.	1,061	43,395
Trimble Inc. (a)	364	29,786
IT Services
Jack Henry & Associates, Inc.	308	50,361
Square, Inc. Class A (a)	235	57,293
Semiconductors & Semiconductor Equipment
Diodes Inc. (a)	331	26,404
Software
ANSYS, Inc. (a)	147	51,018
Blackbaud, Inc.	105	8,040
Paycom Software, Inc. (a)	146	53,066
Tyler Technologies, Inc. (a)	108	48,856
Total Information Technology		416,533
Materials | 1.8%
Chemicals
Sherwin-Williams Co. (The)	123	33,512
Construction Materials
Vulcan Materials Co.	62	10,792
Total Materials		44,304
Real Estate | 5.1%
Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	215	58,080
Community Healthcare Trust Inc.	217	10,299
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Rural America Growth & Income Fund  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 58.0% of portfolio (Continued)
	Shares	Value
Real Estate | 5.1% (Continued)
Crown Castle International Corp.	303	$59,115
Total Real Estate		127,494
Total Common Stocks
(Cost $ 1,434,487)		1,449,203

Corporate Bonds–Other | 21.0% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount
Consumer Discretionary | 2.2%
Choice Hotels International, Inc.	3.70%	01/15/31	$10,000	10,821
Kohl's Corp.	3.25	02/01/23	5,000	5,161
Kohl's Corp.	4.25	07/17/25	14,000	15,280
Mohawk Industries, Inc.	3.85	02/01/23	8,000	8,350
Tractor Supply Co.	1.75	11/01/30	16,000	15,244
Total Consumer Discretionary				54,856
Consumer Staples | 1.1%
Bunge Limited Finance Corp.	4.35	03/15/24	18,000	19,580
Dollar General Corp.	4.15	11/01/25	8,000	8,953
Total Consumer Staples				28,533
Energy | 0.7%
Murphy Oil Corp.	6.38	07/15/28	17,000	17,924
Total Energy				17,924
Financials | 9.0%
American International Group, Inc.	3.40	06/30/30	24,000	26,318
American Tower Corp.	3.95	03/15/29	25,000	28,047
Chubb INA Holdings Inc.	3.15	03/15/25	20,000	21,619
Cincinnati Financial Corp.	6.92	05/15/28	10,000	13,123
Globe Life Inc.	4.55	09/15/28	8,000	9,367
Intercontinental Exchange, Inc.	3.75	12/01/25	26,000	28,780
M&T Bank Corp.	3.55	07/26/23	19,000	20,188
Metlife, Inc.	3.00	03/01/25	13,000	13,964
Synovus Financial Corp.	3.13	11/01/22	8,000	8,227
Truist Bank	3.69 (b)	08/02/24	18,000	19,191
Truist Financial Corp.	2.20	03/16/23	8,000	8,235
Truist Financial Corp.	3.87	03/19/29	12,000	13,670
Unum Group	4.00	03/15/24	13,000	14,013
Total Financials				224,742
Health Care | 1.6%
CVS Health Corp.	1.30	08/21/27	13,000	12,752
Laboratory Corporation of America Holdings	2.30	12/01/24	12,000	12,548
Laboratory Corporation of America Holdings	1.55	06/01/26	15,000	15,062
Total Health Care				40,362
Industrials | 1.4%
CNH Industrial Capital LLC	1.45	07/15/26	10,000	9,935

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Rural America Growth & Income Fund  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Corporate Bonds–Other | 21.0% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Industrials | 1.4% (Continued)
CNH Industrial NV	4.50%	08/15/23	$8,000	$8,625
J.B. Hunt Transport Services, Inc.	3.87	03/01/26	8,000	8,897
John Deere Capital Corp.	2.65	06/24/24	8,000	8,505
Total Industrials				35,962
Information Technology | 1.6%
Micron Technology, Inc.	4.66	02/15/30	8,000	9,299
Square, Inc. (c)	2.75	06/01/26	30,000	30,525
Total Information Technology				39,824
Materials | 2.0%
Martin Marietta Materials, Inc.	3.50	12/15/27	8,000	8,806
Mosaic Co.	4.05	11/15/27	8,000	8,970
Steel Dynamics, Inc.	2.40	06/15/25	8,000	8,366
Vulcan Materials Co.	3.50	06/01/30	21,000	23,148
Total Materials				49,290
Real Estate | 0.7%
American Campus Communities Operating Partnership LP	4.13	07/01/24	8,000	8,708
Crown Castle International Corp.	3.80	02/15/28	8,000	8,889
Total Real Estate				17,597
Utilities | 0.7%
Black Hills Corp.	4.25	11/30/23	15,000	16,118
Total Utilities				16,118
Total Corporate Bonds–Other
(Cost $ 523,155)				525,208

U.S. Government & Agency Obligations | 6.9% of portfolio

Federal Farm Credit Banks Funding Corp.	1.20	04/28/27	90,000	89,523
Tennessee Valley Authority	2.87	09/15/24	30,000	32,227
Tennessee Valley Authority	0.75	05/15/25	50,000	50,299
Total U.S. Government & Agency Obligations
(Cost $ 172,329)				172,049

Mortgage-Backed Securities | 5.4% of portfolio

ARM Master Trust 21-T (c)	1.42	01/15/24	50,000	50,004
Freddie Mac Multiclass Certificates 21-P009	1.13	01/25/31	50,000	49,770
GNMA II POOL 785401	2.50	10/20/50	34,768	36,173
Total Mortgage-Backed Securities
(Cost $ 136,389)				135,947

Asset-Backed Securities | 2.1% of portfolio

SBA Tower Trust (c)	1.63	11/15/26	25,000	24,994
SBA Tower Trust (c)	2.84	01/15/25	25,000	26,227
Total Asset-Backed Securities
(Cost $ 51,456)				51,221

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Rural America Growth & Income Fund  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Municipal Bonds | 1.8% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Montana | 0.6%
Yellowstone County School District No. 2 Billings	2.22%	06/15/32	$15,000	$15,657
Texas | 1.2%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	30,000	29,994
Total Municipal Bonds
(Cost $ 45,444)				45,651

Money Market Fund | 4.8% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund	0.03%(d)	120,393	120,393
Total Money Market Fund
(Cost $ 120,393)			120,393
Total Investments in Securities
(Cost $2,483,653) | 100.0%			$2,499,672
(a)	Non-income producing.
(b)	Variable coupon rate as of June 30, 2021.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $131,750 and represents 5.3% of total investments.
(d)	7-day yield at June 30, 2021.
CME - Chicago Mercantile Exchange
LLC - Limited Liability Company
NV - Naamloze Vennottschap
LP - Limited Partnership
ARM - Adjustable Rate Mortgage

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Stock Index Fund  |  June 30, 2021  |  (Unaudited)

	Cost	Value
Investment	$44,161,091	$219,604,007
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2021, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.70%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio for holdings information.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Value Fund  |  June 30, 2021  |  (Unaudited)

Common Stocks | 99.0% of portfolio
	Shares	Value
Communication Services | 7.9%
Diversified Telecommunication Services
Verizon Communications, Inc.	150,431	$8,428,649
Interactive Media & Services
Alphabet, Inc., Class C (a)	20,311	50,905,866
Facebook, Inc., Class A (a)	40,600	14,117,026
Media
Comcast Corp., Class A	145,700	8,307,814
Total Communication Services		81,759,355
Consumer Discretionary | 5.4%
Hotels, Restaurants & Leisure
Las Vegas Sands Corp. (a)	135,648	7,147,293
McDonald's Corp.	57,197	13,211,935
Specialty Retail
Home Depot, Inc.	37,018	11,804,670
TJX Companies, Inc. (The)	143,600	9,681,512
Ulta Beauty, Inc. (a)	41,056	14,195,933
Total Consumer Discretionary		56,041,343
Energy | 1.2%
Oil, Gas & Consumable Fuels
Chevron Corp.	120,600	12,631,644
Total Energy		12,631,644
Financials | 19.5%
Banks
Bank of America Corp.	730,602	30,122,721
Citigroup, Inc.	274,739	19,437,784
JPMorgan Chase & Co.	308,891	48,044,906
Truist Financial Corp.	254,700	14,135,850
Capital Markets
Goldman Sachs Group, Inc.	76,774	29,138,036
Insurance
Allstate Corp.	232,284	30,299,125
American International Group, Inc.	364,794	17,364,194
Chubb Ltd.	79,138	12,578,194
Total Financials		201,120,810
Health Care | 21.1%
Biotechnology
AbbVie Inc.	207,463	23,368,632
Amgen Inc.	34,100	8,311,875
Health Care Equipment & Supplies
Abbott Laboratories	349,556	40,524,027
Boston Scientific Corp. (a)	328,896	14,063,593
Medtronic PLC	135,856	16,863,805
Health Care Providers & Services
Centene Corp. (a)	297,697	21,711,042
Cigna Corp.	83,614	19,822,371
Common Stocks | 99.0% of portfolio (Continued)
	Shares	Value
Health Care | 21.1% (Continued)
Life Sciences Tools & Services
Mettler-Toledo International, Inc. (a)	9,004	$12,473,602
Pharmaceuticals
Bristol-Myers Squibb Co.	253,301	16,925,573
Merck & Co., Inc.	187,682	14,596,029
Pfizer, Inc.	559,099	21,894,317
Royalty Pharma PLC, Class A	181,484	7,439,029
Total Health Care		217,993,895
Industrials | 18.0%
Aerospace & Defense
Northrop Grumman Corp.	39,231	14,257,722
Airlines
Southwest Airlines Co. (a)	250,132	13,279,508
Electrical Equipment
Eaton Corp. PLC	88,887	13,171,276
Industrial Conglomerates
Honeywell International, Inc.	214,373	47,022,717
Machinery
Deere & Co.	31,500	11,110,365
Parker-Hannifin Corp.	108,122	33,205,347
Stanley Black & Decker, Inc.	83,942	17,207,271
Professional Services
Leidos Holdings Inc.	161,117	16,288,929
Road & Rail
CSX Corp.	619,182	19,863,359
Total Industrials		185,406,494
Information Technology | 15.1%
IT Services
Fiserv, Inc. (a)	94,300	10,079,727
Visa Inc., Class A	130,998	30,629,952
Semiconductors & Semiconductor Equipment
NVIDIA Corp.	23,655	18,926,366
NXP Semiconductors NV	137,963	28,381,748
Software
Microsoft Corp.	182,014	49,307,593
VMware, Inc., Class A (a)	115,883	18,537,803
Total Information Technology		155,863,189
Materials | 8.4%
Chemicals
Dow Inc.	181,181	11,465,134
DuPont de Nemours, Inc.	259,878	20,117,156
Containers & Packaging
Avery Dennison Corp.	194,987	40,994,067
Metals & Mining
Freeport-McMoRan Inc.	380,700	14,127,777
Total Materials		86,704,134

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Common Stocks | 99.0% of portfolio (Continued)
	Shares	Value
Real Estate | 2.4%
Equity Real Estate Investment Trusts (REITs)
Digital Realty Trust, Inc.	52,301	$7,869,208
VICI Properties Inc.	526,035	16,317,606
Total Real Estate		24,186,814
Total Common Stocks
(Cost $529,170,099)		1,021,707,678

Money Market Fund | 1.0% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03% (b)	10,745,374	$10,745,374
Total Money Market Fund
(Cost $10,745,374)		10,745,374
Total Investments in Securities
(Cost $539,915,473) | 100.0%		$1,032,453,052

(a)	Non-income producing.
(b)	7-day yield at June 30, 2021.
PLC - Public Limited Company
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Growth Fund  |  June 30, 2021  |  (Unaudited)

Common Stocks | 99.2% of portfolio
	Shares	Value
Communication Services | 26.6%
Entertainment
Live Nation Entertainment, Inc. (a)	19,228	$1,684,181
Netflix, Inc. (a)	12,672	6,693,477
Sea Ltd. ADR (a)	4,380	1,202,748
Spotify Technology SA (a)	16,399	4,519,400
Interactive Media & Services
Alphabet, Inc., Class C (a)	4,400	11,027,808
Alphabet, Inc., Class A (a)	8,947	21,846,695
Facebook, Inc., Class A (a)	66,375	23,079,251
IAC/InterActiveCorp (a)	15,000	2,312,550
Match Group, Inc. (a)	23,016	3,711,330
Pinterest, Inc., Class A (a)	25,749	2,032,884
Snap Inc., Class A (a)	151,307	10,310,059
Tencent Holdings Ltd. ADR	93,621	7,049,661
Vimeo, Inc. (a)	27,952	1,369,648
Total Communication Services		96,839,692
Consumer Discretionary | 20.1%
Auto Components
Aptiv PLC (a)	32,270	5,077,039
Hotels, Restaurants & Leisure
Booking Holdings, Inc. (a)	1,622	3,549,082
Chipotle Mexican Grill, Inc. (a)	1,484	2,300,704
DraftKings Inc., Class A (a)	34,880	1,819,690
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. ADR (a)	25,188	5,712,135
Amazon.com, Inc. (a)	9,289	31,955,646
Coupang, Inc. (a)	24,385	1,019,781
DoorDash, Inc., Class A (a)	3,349	597,227
Farfetch Ltd., Class A (a)	30,938	1,558,038
Multiline Retail
Dollar General Corp.	20,251	4,382,114
Specialty Retail
Carvana Co. (a)	10,652	3,214,987
Ross Stores, Inc.	52,891	6,558,484
Textiles, Apparel & Luxury Goods
lululemon athletica Inc. (a)	7,441	2,715,742
NIKE, Inc., Class B	16,493	2,548,003
Total Consumer Discretionary		73,008,672
Financials | 1.6%
Capital Markets
Charles Schwab Corp.	22,743	1,655,918
MarketAxess Holdings Inc.	1,436	665,715
S&P Global Inc.	5,931	2,434,379
XP Inc., Class A (a)	23,236	1,011,928
Total Financials		5,767,940
Health Care | 13.7%
Biotechnology
Incyte Corp. (a)	21,819	1,835,633
Common Stocks | 99.2% of portfolio (Continued)
	Shares	Value
Health Care | 13.7% (Continued)
Vertex Pharmaceuticals, Inc. (a)	16,764	$3,380,125
Health Care Equipment & Supplies
Becton, Dickinson & Co.	10,162	2,471,297
Intuitive Surgical, Inc. (a)	7,240	6,658,193
Stryker Corp.	26,559	6,898,169
Health Care Providers & Services
Anthem, Inc.	4,404	1,681,447
Centene Corp. (a)	27,003	1,969,329
Cigna Corp.	32,654	7,741,284
HCA Healthcare, Inc.	17,181	3,552,000
Humana Inc.	7,057	3,124,275
UnitedHealth Group, Inc.	17,949	7,187,497
Life Sciences Tools & Services
Avantor, Inc. (a)	91,478	3,248,384
Total Health Care		49,747,633
Industrials | 1.8%
Machinery
Ingersoll Rand Inc. (a)	65,965	3,219,752
Professional Services
CoStar Group, Inc. (a)	28,690	2,376,106
Road & Rail
Norfolk Southern Corp.	3,099	822,505
Total Industrials		6,418,363
Information Technology | 35.2%
IT Services
Affirm Holdings, Inc. (a)	1,400	94,290
Fidelity National Information Services, Inc.	13,311	1,885,769
Global Payments, Inc.	57,733	10,827,247
MongoDB, Inc. (a)	6,291	2,274,322
PayPal Holdings, Inc. (a)	22,350	6,514,578
Shopify Inc., Class A (a)	610	891,198
Visa Inc., Class A	58,864	13,763,581
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. (a)	23,299	2,188,475
ASML Holding NV ADR	10,045	6,939,488
Software
Fortinet, Inc. (a)	17,115	4,076,622
Intuit, Inc.	22,459	11,008,728
Microsoft Corp.	112,640	30,514,176
salesforce.com, Inc. (a)	29,170	7,125,356
ServiceNow, Inc. (a)	8,215	4,514,553
Splunk Inc. (a)	23,672	3,422,498
Synopsys, Inc. (a)	10,805	2,979,911
Workday, Inc., Class A (a)	4,586	1,094,862
Zoom Video Communications, Inc. (a)	6,849	2,650,768

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Common Stocks | 99.2% of portfolio (Continued)
	Shares	Value
Information Technology | 35.2% (Continued)
Technology Hardware, Storage & Peripherals
Apple, Inc.	112,101	$15,353,353
Total Information Technology		128,119,775
Utilities | 0.2%
Electric Utilities
NextEra Energy, Inc.	9,937	728,183
Total Utilities		728,183
Total Common Stocks
(Cost $173,612,592)		360,630,258

Money Market Fund | 0.8% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03% (b)	2,785,911	$2,785,911
Total Money Market Fund
(Cost $2,785,911)		2,785,911
Total Investments in Securities
(Cost $176,398,503) | 100.0%		$363,416,169

(a)	Non-income producing.
(b)	7-day yield at June 30, 2021.
ADR - American Depositary Deposit
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
S&P - Standard & Poor's
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
International Equity Fund  |  June 30, 2021  |  (Unaudited)

Common Stocks | 94.7% of portfolio
	Shares	Value
Australia | 3.3%
BHP Group Ltd. ADR	45,018	$3,278,661
Total Australia		3,278,661
Brazil | 0.4%
Ambev SA ADR	103,138	354,795
Total Brazil		354,795
Britain | 7.8%
Diageo PLC	30,169	1,445,954
Rio Tinto PLC	31,246	2,580,528
Royal Dutch Shell PLC, Class B	76,582	1,486,670
Standard Chartered PLC	129,089	823,820
Unilever PLC	25,672	1,500,106
Total Britain		7,837,078
Canada | 2.0%
Alimentation Couche-Tard Inc., Class B	29,800	1,095,023
Canadian National Railway Co.	8,503	897,236
Total Canada		1,992,259
China | 2.5%
Alibaba Group Holding Ltd. ADR (a)	2,317	525,449
CSPC Pharmaceutical Group Ltd.	238,000	343,780
ENN Energy Holdings Ltd.	16,417	312,017
Ping An Insurance Group Co. of China Ltd., Class H	39,000	381,241
Tencent Holdings Ltd.	13,100	986,331
Total China		2,548,818
Denmark | 1.2%
Novozymes A/S, Class B	15,335	1,157,019
Total Denmark		1,157,019
France | 10.2%
Air Liquide SA	6,437	1,128,728
Dassault Systèmes SE	7,318	1,776,050
L’Oréal SA	9,438	4,214,951
Schneider Electric SE	19,594	3,088,887
Total France		10,208,616
Germany | 10.8%
Allianz SE REG	11,669	2,912,078
Infineon Technologies AG	105,725	4,252,604
SAP SE ADR	13,701	1,924,442
Symrise AG	12,430	1,732,204
Total Germany		10,821,328
Common Stocks | 94.7% of portfolio (Continued)
	Shares	Value
Hong Kong | 3.2%
AIA Group Ltd.	260,600	$3,232,893
Total Hong Kong		3,232,893
India | 0.9%
HDFC Bank Ltd. ADR (a)	5,614	410,496
ICICI Bank Ltd. ADR (a)	27,120	463,752
Total India		874,248
Indonesia | 0.3%
PT Telkom Indonesia (Persero) Tbk. ADR	13,488	292,285
Total Indonesia		292,285
Israel | 1.5%
Check Point Software Technologies Ltd. (a)	12,862	1,493,664
Total Israel		1,493,664
Japan | 15.7%
Chugai Pharmaceutical Co., Ltd.	48,600	1,926,338
FANUC Corp.	4,400	1,055,110
Keyence Corp.	5,000	2,518,116
Komatsu Ltd.	60,900	1,508,710
Kubota Corp.	88,300	1,786,282
Nitori Holdings Co., Ltd.	6,200	1,094,902
Shionogi & Co., Ltd.	28,700	1,495,728
Sysmex Corp.	16,500	1,957,473
Unicharm Corp.	57,300	2,308,059
Total Japan		15,650,718
Mexico | 0.3%
Fomento Economico Mexicano, SAB de CV ADR	3,960	334,660
Total Mexico		334,660
Netherlands | 3.8%
Adyen NV (a)	1,536	3,766,778
Total Netherlands		3,766,778
Republic of South Korea | 0.4%
Samsung Electronics Co., Ltd. GDR	253	451,268
Total Republic of South Korea		451,268
Russia | 0.9%
LUKOIL PJSC ADR	6,253	575,276
Yandex NV, Class A (a)	4,239	299,909
Total Russia		875,185

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Common Stocks | 94.7% of portfolio (Continued)
	Shares	Value
Singapore | 2.8%
DBS Group Holdings Ltd.	124,915	$2,779,021
Total Singapore		2,779,021
Spain | 2.0%
Banco Bilboa Vizcaya Argentaria SA	314,502	1,950,850
Total Spain		1,950,850
Sweden | 9.3%
Alfa Laval AB	50,705	1,792,180
Atlas Copco AB, Class A	67,027	4,116,019
Epiroc AB, Class A	76,991	1,752,596
Skandinaviska Enskilda Banken AB, Class A	124,809	1,613,294
Total Sweden		9,274,089
Switzerland | 12.9%
Alcon Inc.	22,528	1,582,817
Lonza Group AG REG	3,875	2,747,206
Nestlé SA ADR	18,390	2,292,260
Roche Holding AG REG	8,299	3,127,377
SGS SA REG	341	1,052,826
Sonova Holding AG REG	5,475	2,062,184
Total Switzerland		12,864,670
Taiwan | 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,606	1,274,417
Total Taiwan		1,274,417
United States of America | 1.2%
Linde PLC	4,078	1,179,072
Total United States of America		1,179,072
Total Common Stocks
(Cost $60,423,698)		94,492,392

Preferred Stocks | 1.8% of portfolio
	Shares	Value
Brazil | 0.5%
Itaú Unibanco Holding SA ADR	74,855	$449,878
Total Brazil		449,878
Germany | 0.5%
FUCHS PETROLUB SE	10,870	528,982
Total Germany		528,982
Republic of South Korea | 0.8%
Samsung Electronics Co., Ltd. REG GDR	503	818,965
Total Republic of South Korea		818,965
Total Preferred Stocks
(Cost $1,009,138)		1,797,825

Money Market Fund | 3.5% of portfolio

State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03% (b)	3,502,875	3,502,875
Total Money Market Fund
(Cost $3,502,875)		3,502,875
Total Investments in Securities
(Cost $64,935,711) | 100.0%		$99,793,092

(a)	Non-income producing.
(b)	7-day yield at June 30, 2021.
ADR - American Depositary Deposit
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
A/S - Aktieselskab
SE - Societas Europaea
REG - Registered Shares
AG - Aktiengesellschaft
Tbk. - Terbuka
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  International Equity Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
NV - Naamloze Vennottschap
GDR - Global Depositary Receipt
AB - Aktiebolag

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Small-Company Stock Fund  |  June 30, 2021  |  (Unaudited)

Common Stocks | 97.8% of portfolio
	Shares	Value
Communication Services | 1.2%
Wireless Telecommunication Services
Shenandoah Telecommunications Co.	76,263	$3,699,518
Total Communication Services		3,699,518
Consumer Discretionary | 6.7%
Distributors
Core-Mark Holding Company, Inc.	98,473	4,432,270
Hotels, Restaurants & Leisure
Cracker Barrel Old Country Store, Inc.	20,119	2,986,867
Household Durables
MDC Holdings, Inc.	73,988	3,743,793
Leisure Products
Callaway Golf Co.	167,351	5,644,749
Specialty Retail
ARKO Corp. (a)	187,300	1,721,287
Textiles, Apparel & Luxury Goods
Carter's, Inc.	31,051	3,203,531
Total Consumer Discretionary		21,732,497
Consumer Staples | 0.9%
Food Products
TreeHouse Foods, Inc. (a)	62,227	2,770,346
Total Consumer Staples		2,770,346
Financials | 13.5%
Banks
Atlantic Union Bankshares Corp.	138,192	5,005,314
Cadence Bancorporation	159,000	3,319,920
Eastern Bankshares, Inc.	227,200	4,673,504
FB Financial Corp.	148,859	5,555,418
Glacier Bancorp, Inc.	147,816	8,141,706
South State Corp.	35,675	2,916,788
Capital Markets
Virtu Financial, Inc., Class A	101,443	2,802,870
Consumer Finance
Encore Capital Group, Inc. (a)	140,183	6,643,272
Insurance
Kinsale Capital Group, Inc.	27,726	4,568,413
Total Financials		43,627,205
Health Care | 25.9%
Biotechnology
Emergent BioSolutions Inc. (a)	55,925	3,522,716
Twist Bioscience Corp. (a)	45,777	6,099,785
Health Care Equipment & Supplies
Envista Holdings Corp. (a)	98,000	4,234,580
Integer Holdings Corp. (a)	34,770	3,275,334
NuVasive, Inc. (a)	56,800	3,849,904
STAAR Surgical Co. (a)	57,836	8,819,990
Common Stocks | 97.8% of portfolio (Continued)
	Shares	Value
Health Care | 25.9% (Continued)
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	86,687	$8,406,905
LHC Group, Inc. (a)	38,528	7,715,618
PetIQ, Inc. (a)	128,000	4,940,800
Health Care Technology
Inovalon Holdings, Inc., Class A (a)	355,991	12,132,173
Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	60,950	10,765,598
NanoString Technologies, Inc. (a)	114,053	7,389,494
Pharmaceuticals
Aerie Pharmaceuticals, Inc. (a)	151,638	2,427,724
Total Health Care		83,580,621
Industrials | 22.8%
Aerospace & Defense
Triumph Group, Inc. (a)	253,300	5,255,975
Construction & Engineering
Comfort Systems USA, Inc.	67,988	5,356,775
Dycom Industries, Inc. (a)	18,700	1,393,711
Primoris Services Corp.	194,098	5,712,304
Electrical Equipment
Atkore Inc. (a)	96,500	6,851,500
EnerSys	52,935	5,173,337
Machinery
Barnes Group Inc.	66,600	3,413,250
Colfax Corp. (a)	170,128	7,793,564
Federal Signal Corp.	125,594	5,052,646
Professional Services
CACI International Inc., Class A (a)	8,771	2,237,658
ManTech International Corp., Class A	102,965	8,910,591
Road & Rail
Werner Enterprises, Inc.	141,133	6,283,241
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	111,326	10,137,346
Total Industrials		73,571,898
Information Technology | 16.6%
Electronic Equipment, Instruments & Components
Advanced Energy Industries, Inc.	61,562	6,938,653
Itron, Inc. (a)	46,077	4,606,779
IT Services
CSG Systems International, Inc.	30,170	1,423,421
Semiconductors & Semiconductor Equipment
Diodes Inc. (a)	65,786	5,247,749
Software
Altair Engineering Inc., Class A (a)	98,477	6,791,959
Cognyte Software Ltd. (a)	77,226	1,892,037

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Small-Company Stock Fund  |  June 30, 2021  |  (Unaudited)  |  (Continued)
Common Stocks | 97.8% of portfolio (Continued)
	Shares	Value
Information Technology | 16.6% (Continued)
Descartes Systems Group Inc. (The) (a)	99,170	$6,858,597
Five9, Inc. (a)	24,288	4,454,176
j2 Global, Inc. (a)	61,126	8,407,881
Model N, Inc. (a)	77,500	2,655,925
Verint Systems Inc. (a)	91,226	4,111,556
Total Information Technology		53,388,733
Materials | 7.9%
Chemicals
Avient Corp.	230,027	11,308,127
Ingevity Corp. (a)	42,441	3,453,000
Construction Materials
Summit Materials, Inc., Class A (a)	308,768	10,760,565
Total Materials		25,521,692
Real Estate | 2.3%
Equity Real Estate Investment Trusts (REITs)
Community Healthcare Trust Inc.	70,100	3,326,946
Common Stocks | 97.8% of portfolio (Continued)
	Shares	Value
Real Estate | 2.3% (Continued)
Easterly Government Properties, Inc.	195,411	$4,119,264
Total Real Estate		7,446,210
Total Common Stocks
(Cost $199,667,743)		315,338,720

Money Market Fund | 2.2% of portfolio

State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03% (b)	7,141,322	7,141,322
Total Money Market Fund
(Cost $7,141,322)		7,141,322
Total Investments in Securities
(Cost $206,809,065) | 100.0%		$322,480,042

(a)	Non-income producing.
(b)	7-day yield at June 30, 2021.

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets and Liabilities
June 30, 2021 (Unaudited)

Assets	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Investments in securities, at value (cost: $184,191,758, $85,367,539, $565,462,764, $128,893,751, $2,483,653, $44,161,091, $539,915,473, $176,398,503, $64,935,711 and $206,809,065, respectively)	$184,191,758	$86,363,407	$569,735,443
Investment securities sold	—	707,198	6,933,440
Dividends, interest, and tax reclaims	156,490	506,117	1,644,339
Capital shares sold	33,686	4,060	671,240
Prepaid expenses	45,366	26,027	122,817
Due from RE Advisers	24,821	—	—
Total Assets	184,452,121	87,606,809	579,107,279
Liabilities
Investment securities purchased	7,999,344	711,916	8,869,816
Accrued expenses	55,787	37,460	208,624
Independent Director/Trustee's deferred compensation	74,402	30,122	168,934
Due to RE Advisers	—	36,198	305,930
Due to custodian	—	—	—
Capital shares redeemed	478,898	3,710	351,510
Dividends	13	679	29,227
Total Liabilities	8,608,444	820,085	9,934,041
Net Assets	$175,843,677	$86,786,724	$569,173,238
Net Assets Consist Of:
Distributable earnings (losses)	(74,023)	705,209	6,664,623
Paid-in-capital applicable to outstanding shares of 175,917,659, 16,505,327, 107,886,997, 24,806,449, 271,921, 6,888,896, 18,805,641, 20,951,991, 8,705,641 and 9,771,993, respectively	175,917,700	86,081,515	562,508,615
Net Assets	$175,843,677	$86,786,724	$569,173,238
Net Asset Value Per Share	$1.00	$5.26	$5.28

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Rural America Growth & Income Fund	Stock Index Fund	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
$130,397,244	$2,499,672	$219,604,007	$1,032,453,052	$363,416,169	$99,793,092	$322,480,042
3,204,965	—	—	—	—	—	—
599,300	5,699	—	743,919	26,720	293,019	60,636
250,989	200,839	21,373	38,369	31,913	201,511	207,155
37,389	26,445	45,578	198,847	75,345	25,652	71,190
—	10,500	—	—	—	—	—
134,489,887	2,743,155	219,670,958	1,033,434,187	363,550,147	100,313,274	322,819,023

2,227,342	—	12,746	—	3,741	—	—
44,371	18,380	103,338	381,759	211,359	55,045	254,122
2,451	—	36,208	280,771	34,044	52,718	181,027
59,611	—	56,563	440,661	200,549	56,236	231,762
—	—	—	—	—	865	—
5,400	—	8,627	594,304	71,461	1,573	268,237
45	—	7,287	164,047	28,566	177	63,262
2,339,220	18,380	224,769	1,861,542	549,720	166,614	998,410
$132,150,667	$2,724,775	$219,446,189	$1,031,572,645	$363,000,427	$100,146,660	$321,820,613

475,510	20,578	176,265,040	542,721,607	197,779,260	36,430,398	143,082,281
131,675,157	2,704,197	43,181,149	488,851,038	165,221,167	63,716,262	178,738,332
$132,150,667	$2,724,775	$219,446,189	$1,031,572,645	$363,000,427	$100,146,660	$321,820,613
$5.33	$10.02	$31.86	$54.85	$17.33	$11.50	$32.93
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended June 30, 2021 (Unaudited)

Investment Income	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$55,943	$450,139	$3,403,064(a)
Dividends	—	—	—
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	55,943	450,139	3,403,064
Expenses
Management fees	404,902	193,113	1,696,399
Shareholder servicing fees	80,481	46,411	111,223
Custodian and accounting fees	42,461	37,155	102,592
Director, Trustee, and Board meeting expenses	34,730	15,796	116,975
Legal and audit fees	28,012	14,700	97,411
Registration fees	15,535	12,992	27,026
Communication	11,333	3,957	13,967
Printing and regulatory filings	9,096	4,973	18,371
Insurance	4,465	2,256	16,287
Other expenses	5,872	9,002	30,669
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	636,887	340,355	2,230,920
Less fees waived and/or expenses reimbursed by RE Advisers	(589,553)	(18,500)	—
Net Expenses	47,334	321,855	2,230,920
Net Investment Income (Loss)	8,609	128,284	1,172,144
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	380	(152,861)	2,649,496
Net change in unrealized apprecation (depreciation)	—	(325,029)	(4,625,179)
Net Gain (Loss) On Investments	380	(477,890)	(1,975,683)
Net Increase (Decrease) In Net Assets From Operations	$8,989	$(349,606)	$(803,539)

(a)	Includes foreign tax withholding expense of $68 in Short-Term Bond, 23,408 in Value, $2,845 in Growth, and $122,940 in International Equity Funds.
(b)	Represents expenses allocated to the Fund by the S&P 500 Master Portfolio after expense reimbursements of $1,289.
(c)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Rural America Growth & Income Fund	Stock Index Fund	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
$1,065,204	$1,657	$—	$1,759	$353	$457	$576
—	2,431	—	8,086,985(a)	623,326(a)	1,185,355(a)	1,404,378

—	—	1,440,787	—	—	—	—
—	—	122	—	—	—	—
1,065,204	4,088	1,440,909	8,088,744	623,679	1,185,812	1,404,954

339,546	2,157	—	2,329,020	1,064,201	358,699	1,268,005
34,512	8,600	97,163	220,105	126,201	76,345	179,561
65,207	9,769	32,689	113,049	61,938	62,868	56,607
20,005	116	37,902	209,849	70,190	17,462	68,960
19,005	1,928	33,815	177,850	60,192	16,244	59,344
28,852	5,903	16,711	27,087	18,660	12,568	16,067
2,589	3,669	11,491	31,473	15,420	11,098	20,551
2,657	—	14,781	43,074	20,456	9,634	30,838
2,297	—	5,114	27,875	9,255	2,318	8,929
19,435	10	7,721	32,941	12,674	4,837	14,277
—	—	250,941	—	—	—	—
—	—	9,419(b)	—	—	—	—
534,105	32,152	517,747	3,212,323	1,459,187	572,073	1,723,139
(82,415)	(28,902)	—	—	—	(97,454)	—
451,690	3,250	517,747	3,212,323	1,459,187	474,619	1,723,139
613,514	838	923,162	4,876,421	(835,508)	711,193	(318,185)

(474,104)	3,721	862,726(c)	50,886,405	11,881,135	2,149,863	27,992,737
(685,548)	16,019	26,354,536(c)	101,074,125	30,638,644	2,958,790	25,705,889
(1,159,652)	19,740	27,217,262	151,960,530	42,519,779	5,108,653	53,698,626
$(546,138)	$20,578	$28,140,424	$156,836,951	$41,684,271	$5,819,846	$53,380,441
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) In Net Assets
Operations
Net investment income	$8,609	$306,484
Net realized gain (loss) on investments	380	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	8,989	306,484
Distributions to Shareholders
Distributions to shareholders	(8,609)	(311,702)
Total Distributions to shareholders	(8,609)	(311,702)
Capital Share Transactions
Net capital share transactions	4,060,228	8,953,537
Total increase (decrease) in net assets from capital transactions	4,060,228	8,953,537
Total Increase (Decrease) In Net Assets	4,060,608	8,948,319
Net Assets
Beginning of period	$171,783,069	$162,834,750
End of period	$175,843,677	$171,783,069

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

$128,284	$444,058	$1,172,144	$5,025,089	$613,514	$687,601
(152,861)	1,544,708	2,649,496	16,494,094	(474,104)	1,216,814
(325,029)	1,019,892	(4,625,179)	6,236,279	(685,548)	2,105,520
(349,606)	3,008,658	(803,539)	27,755,462	(546,138)	4,009,935

(135,271)	(2,136,655)	(3,569,283)	(19,849,328)	(776,928)	(2,215,449)
(135,271)	(2,136,655)	(3,569,283)	(19,849,328)	(776,928)	(2,215,449)

(1,878,349)	16,762,309	8,485,038	8,843,177	40,813,496	67,021,192
(1,878,349)	16,762,309	8,485,038	8,843,177	40,813,496	67,021,192
(2,363,226)	17,634,312	4,112,216	16,749,311	39,490,430	68,815,678

$89,149,950	$71,515,638	$565,061,022	$548,311,711	$92,660,237	$23,844,559
$86,786,724	$89,149,950	$569,173,238	$565,061,022	$132,150,667	$92,660,237

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

Rural America Growth & Income Fund
Since Inception May 1, 2021 to June 30, 2021 (Unaudited)
Increase (Decrease) In Net Assets
Operations
Net investment income	$838
Net realized gain (loss) on investments	3,721
Net change in unrealized appreciation (depreciation)	16,019
Increase (decrease) in net assets from operations	20,578
Distributions to Shareholders
Distributions to shareholders	—
Total Distributions to shareholders	—
Capital Share Transactions
Net capital share transactions	2,704,197
Total increase (decrease) in net assets from capital transactions	2,704,197
Total Increase (Decrease) In Net Assets	2,724,775
Net Assets
Beginning of period	$—
End of period	$2,724,775

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund		Growth Fund
Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

$923,162	$2,153,223	$4,876,421	$11,597,580	$(835,508)	$(1,214,475)
862,726	447,620	50,886,405	132,416,932	11,881,135	18,129,840
26,354,536	25,993,186	101,074,125	(89,955,729)	30,638,644	71,265,220
28,140,424	28,594,029	156,836,951	54,058,783	41,684,271	88,180,585

(559,616)	(2,658,345)	(10,591,239)	(136,377,946)	(5,138,029)	(14,345,568)
(559,616)	(2,658,345)	(10,591,239)	(136,377,946)	(5,138,029)	(14,345,568)

3,042,673	(8,064,248)	(43,416,876)	18,955,139	6,794,549	2,276,767
3,042,673	(8,064,248)	(43,416,876)	18,955,139	6,794,549	2,276,767
30,623,481	17,871,436	102,828,836	(63,364,024)	43,340,791	76,111,784

$188,822,708	$170,951,272	$928,743,809	$992,107,833	$319,659,636	$243,547,852
$219,446,189	$188,822,708	$1,031,572,645	$928,743,809	$363,000,427	$319,659,636

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	International Equity Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) In Net Assets
Operations
Net investment income	$711,193	$502,364
Net realized gain (loss) on investments	2,149,863	658,224
Net change in unrealized appreciation (depreciation)	2,958,790	14,814,294
Increase (decrease) in net assets from operations	5,819,846	15,974,882
Distributions to Shareholders
Distributions to shareholders	(44,516)	(552,126)
Total Distributions to shareholders	(44,516)	(552,126)
Capital Share Transactions
Net capital share transactions	2,829,868	(2,656,559)
Total increase (decrease) in net assets from capital transactions	2,829,868	(2,656,559)
Total Increase (Decrease) In Net Assets	8,605,198	12,766,197
Net Assets
Beginning of period	$91,541,462	$78,775,265
End of period	$100,146,660	$91,541,462

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Small-Company Stock Fund
Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

$(318,185)	$(425,317)
27,992,737	44,525,939
25,705,889	1,992,422
53,380,441	46,093,044

(7,841,771)	(33,366,323)
(7,841,771)	(33,366,323)

(10,255,945)	(58,639,010)
(10,255,945)	(58,639,010)
35,282,725	(45,912,289)

$286,537,888	$332,450,177
$321,820,613	$286,537,888
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Financial Highlights
Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
For a Share Outstanding Throughout Each Period		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	—(a,b,c)	-—(a,b,c)	0.01	0.01	-—(a,b,c)	—(a,b,c)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—
Total from investment operations	—(a,c)	—(a,c)	0.01	0.01	—(a,c)	—(a,c)
Distributions
Net investment income	—(c)	—(c)	(0.01)	(0.01)	—(c)	—(c)
Net realized gain	—	—	—	—	—	—
Total distributions	—(a,c)	—(a,c)	(0.01)	(0.01)	—(a,c)	—(a,c)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.00%(d)	0.19%	1.43%	1.08%	0.18%	0.01%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$175,844	$171,783	$162,835	$163,854	$173,927	$195,858
Ratio of net investment income to average net assets	0.01%(a,b,e)	0.17%(a,b)	1.42%	1.07%	0.17%(a,b)	0.00%(a,b,f)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.73%(e)	0.78%	0.78%	0.74%	0.71%	0.71%
Ratio of expenses to average net assets	0.05%(a,b,e)	0.37%(a,b)	0.78%	0.74%	0.66%(a,b)	0.37%(a,b)

(a)	Effective August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017 and was reinstated on April 20, 2020.
(b)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.
(c)	Less than $0.01 per share.
(d)	Aggregate total return for the period.
(e)	Annualized.
(f)	Less than 0.01%.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Government Securities Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
For a Share Outstanding Throughout Each Period		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$5.29	$5.21	$5.14	$5.15	$5.16	$5.18
Income from investment operations
Net investment income	0.01	0.03	0.08	0.07	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.03)	0.18	0.09	(0.01)	(0.01)	(0.02)
Total from investment operations	(0.02)	0.21	0.17	0.06	0.04	0.02
Distributions
Net investment income	(0.01)	(0.03)	(0.08)	(0.07)	(0.05)	(0.04)
Net realized gain	—	(0.10)	(0.02)	—(a)	—(a)	—(a)
Total distributions	(0.01)	(0.13)	(0.10)	(0.07)	(0.05)	(0.04)
Net Asset Value, End of Period	$5.26	$5.29	$5.21	$5.14	$5.15	$5.16
Total Return	-0.41%(b)	4.13%	3.36%	1.20%	0.87%	0.45%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$86,787	$89,150	$71,516	$76,918	$75,425	$73,108
Ratio of net investment income to average net assets	0.30%(c,d)	0.58%(d)	1.52%(d)	1.37%(d)	1.02%(d)	0.81%(d)
Ratio of gross expenses before expense limitation to average net assets	0.79%(c)	0.81%	0.85%	0.82%	0.81%	0.78%
Ratio of expenses to average net assets	0.75%(c,d)	0.75%(d)	0.75%(d)	0.75%(d)	0.75%(d)	0.75%(d)
Portfolio turnover rate	74%(e)	299%(e)	237%(e,f)	40%	33%	26%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through May 1, 2022.
(e)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
(f)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Bond Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
For a Share Outstanding Throughout Each Period		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$5.32	$5.23	$5.17	$5.19	$5.19	$5.18
Income from investment operations
Net investment income	0.01	0.05	0.10	0.10	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.02)	0.23	0.10	(0.02)	—(a)	0.01
Total from investment operations	(0.01)	0.28	0.20	0.08	0.08	0.09
Distributions
Net investment income	(0.01)	(0.05)	(0.10)	(0.10)	(0.08)	(0.08)
Net realized gain	(0.02)	(0.14)	(0.04)	—(a)	—(a)	—
Total distributions	(0.03)	(0.19)	(0.14)	(0.10)	(0.08)	(0.08)
Net Asset Value, End of Period	$5.28	$5.32	$5.23	$5.17	$5.19	$5.19
Total Return	-0.13%(b)	5.42%	3.90%	1.69%	1.65%	1.75%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$569,173	$565,061	$548,312	$562,033	$550,242	$541,014
Ratio of net investment income to average net assets	0.41%(c)	0.92%	1.87%	2.02%	1.59%	1.49%
Ratio of expenses to average net assets	0.79%(c)	0.78%	0.79%	0.77%	0.76%	0.76%
Portfolio turnover rate	181%(d)	328%(d)	276%(d,e)	39%	32%	31%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
(e)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Intermediate Bond Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,	Since Inception May 1, 2019 to December 31 ,
For a Share Outstanding Throughout the Period		2020	2019
Net Asset Value, Beginning of Period	$5.41	$5.13	$5.00
Income from investment operations
Net investment income	0.03	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.07)	0.36	0.17
Total from investment operations	(0.04)	0.44	0.23
Distributions
Net investment income	(0.04)	(0.08)	(0.06)
Net realized gain	—	(0.08)	(0.04)
Total distributions	(0.04)	(0.16)	(0.10)
Net Asset Value, End of Period	$5.33	$5.41	$5.13
Total Return	-0.80%(a)	8.70%	4.69%(a)
Ratios/Supplemental Data
Net assets, end of period (thousands)	$132,151	$92,660	$23,845
Ratio of net investment income to average net assets	1.08%(b,c)	1.19%(c)	1.69%(b,c)
Ratio of gross expenses before expense limitation to average net assets	0.94%(b)	1.13%	2.49%(b)
Ratio of expenses to average net assets	0.80%(b,c)	0.80%(c)	0.80%(b,c)
Portfolio turnover rate	154%(d)	359%(d)	395%(d)

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.80% contractual expense limitation with RE Advisers, in effect through May 1, 2022.
(d)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Rural America Growth & Income Fund

Since Inception May 1, 2021 to June 30, 2021 (Unaudited)
For a Share Outstanding Throughout Each Period
Net Asset Value, Beginning of Period	$10.00
Income from investment operations
Net investment income	—
Net realized and unrealized gain (loss) on investments	0.02
Total from investment operations	0.02
Distributions
Net investment income	—
Net realized gain	—
Net Asset Value, End of Period	$10.02
Total Return	0.20%(a)
Ratios/Supplemental Data
Net assets, end of period (thousands)	$2,725
Ratio of net investment income to average net assets	0.26%(b,c)
Ratio of gross expenses before expense limitation to average net assets	9.85%(b)
Ratio of expenses to average net assets	1.00%(b,c)
Portfolio turnover rate	12%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 1.00% contractual expense limitation with RE Advisers, in effect through May 1, 2022.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
For a Share Outstanding Throughout Each Period		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.78	$23.93	$18.67	$20.02	$16.67	$15.20
Income from investment operations
Net investment income	0.14	0.32	0.34	0.32	0.27	0.25
Net realized and unrealized gain (loss) on investments	4.02	3.92	5.39	(1.30)	3.26	1.47
Total from investment operations	4.16	4.24	5.73	(0.98)	3.53	1.72
Distributions
Net investment income	(0.01)	(0.31)	(0.38)	(0.37)	(0.18)	(0.25)
Net realized gain	(0.07)	(0.08)	(0.09)	—	—	—
Total distributions	(0.08)	(0.39)	(0.47)	(0.37)	(0.18)	(0.25)
Net Asset Value, End of Period	$31.86	$27.78	$23.93	$18.67	$20.02	$16.67
Total Return	14.98%(a)	17.80%	30.77%	-4.95%	21.16%	11.33%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$219,446	$188,823	$170,951	$133,934	$145,094	$123,039
Ratio of net investment income to average net assets	0.92%(b)	1.30%	1.39%	1.39%	1.42%	1.57%
Ratio of expenses to average net assets	0.52%(b)	0.53%	0.59%	0.56%	0.55%	0.58%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Aggregate total return for the period.
(b)	Annualized.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
For a Share Outstanding Throughout Each Period		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$47.28	$51.51	$46.64	$55.26	$47.70	$46.77
Income from investment operations
Net investment income	0.26	0.66	0.83	0.91	1.00	1.10
Net realized and unrealized gain (loss) on investments	7.88	2.94	11.93	(4.39)	9.52	4.60
Total from investment operations	8.14	3.60	12.76	(3.48)	10.52	5.70
Distributions
Net investment income	(0.27)	(0.66)	(0.83)	(0.91)	(1.00)	(1.10)
Net realized gain	(0.30)	(7.17)	(7.06)	(4.23)	(1.96)	(3.67)
Total distributions	(0.57)	(7.83)	(7.89)	(5.14)	(2.96)	(4.77)
Net Asset Value, End of Period	$54.85	$47.28	$51.51	$46.64	$55.26	$47.70
Total Return	17.21%(a)	7.61%	27.69%	-6.36%	22.17%	12.26%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,031,573	$928,744	$992,108	$875,266	$1,118,709	$955,828
Ratio of net investment income to average net assets	0.98%(b)	1.35%	1.53%	1.55%	1.92%	2.26%
Ratio of expenses to average net assets	0.65%(b)	0.65%	0.66%	0.60%	0.60%	0.62%
Portfolio turnover rate	4%	22%	17%(c)	1%	7%	9%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
For a Share Outstanding Throughout Each Period		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.56	$11.78	$9.68	$10.36	$8.07	$8.00
Income from investment operations
Net investment income (loss)	-0.04	-—	-—	0.02	-—	—
Net realized and unrealized gain (loss) on investments	2.06	4.52	2.73	0.41	3.04	0.19
Total from investment operations	2.02	4.52	2.73	0.43	3.04	0.19
Distributions
Net investment income	—	—	—	(0.02)	—	—
Net realized gain	(0.25)	(0.74)	(0.63)	(1.09)	(0.75)	(0.12)
Total distributions	(0.25)	(0.74)	(0.63)	(1.11)	(0.75)	(0.12)
Net Asset Value, End of Period	$17.33	$15.56	$11.78	$9.68	$10.36	$8.07
Total Return	12.97%(a)	38.65%	28.36%	3.96%	37.68%	2.54%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$363,000	$319,660	$243,548	$194,467	$178,020	$117,281
Ratio of net investment income (loss) to average net assets	(0.50)%(b)	(0.46)%	(0.14)%	0.14%	(0.12)%	(0.14)%(c)
Ratio of gross expenses before expense limitation to average net assets	0.87%(b)	0.89%	0.93%	0.86%	0.93%	0.98%
Ratio of expenses to average net assets	0.87%(b)	0.89%	0.93%	0.86%	0.93%	0.95%(c)
Portfolio turnover rate	8%	23%	29%	34%	37%	39%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 1.00% contractual expense limitation with RE Advisers, in effect through May 1, 2022. Prior to May 1, 2021 the contractual expense limitation was 0.95%.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
International Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
For a Share Outstanding Throughout Each Period		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.84	$8.99	$7.28	$8.49	$6.69	$6.44
Income from investment operations
Net investment income	0.09	0.06	0.12	0.12	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.58	1.86	1.69	(1.20)	1.80	0.24
Total from investment operations	0.67	1.92	1.81	(1.08)	1.88	0.31
Distributions
Net investment income	(0.01)	(0.07)	(0.10)	(0.13)	(0.08)	(0.06)
Net realized gain	—	—	—	—	—	—
Total distributions	(0.01)	(0.07)	(0.10)	(0.13)	(0.08)	(0.06)
Net Asset Value, End of Period	$11.50	$10.84	$8.99	$7.28	$8.49	$6.69
Total Return	6.14%(a)	21.34%	24.83%	-12.74%	28.12%	4.85%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$100,147	$91,541	$78,775	$66,082	$74,138	$53,974
Ratio of net investment income to average net assets	1.49%(b,c)	0.65%(c)	1.29%(c)	1.39%(c)	1.03%(c)	1.22%(c,d)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.20%(b)	1.24%	1.30%	1.23%	1.25%	1.46%
Ratio of expenses to average net assets	0.99%(b,c)	0.99%(c)	0.99%(c)	0.99%(c)	0.99%(c)	0.97%(c,d)
Portfolio turnover rate	5%	15%	27%	16%	11%	112%(e)

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 1.00% contractual expense limitation with RE Advisers, in effect through May 1, 2022. Prior to May 1, 2021, the actual contractual expense limitation was 0.99%.
(d)	RE Advisers waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA Funds Management Inc., beginning September 7, 2015 through January 14, 2016, the period in which SSgA Funds Management Inc. was subadviser.
(e)	Unusually high due to change in strategy and subadviser on January 15, 2016.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Small-Company Stock Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
For a Share Outstanding Throughout Each Period		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.36	$26.25	$25.57	$44.11	$41.13	$35.45
Income from investment operations
Net investment income (loss)	(0.04)	(—)	0.18	0.15	0.08	0.14
Net realized and unrealized gain (loss) on investments	5.43	5.70	5.42	(11.45)	4.86	6.55
Total from investment operations	5.39	5.70	5.60	(11.30)	4.94	6.69
Distributions
Net investment income	—(a)	—(a)	(0.18)	(0.15)	(0.08)	(0.14)
Net realized gain	(0.82)	(3.59)	(4.74)	(7.09)	(1.88)	(0.87)
Total distributions	(0.82)	(3.59)	(4.92)	(7.24)	(1.96)	(1.01)
Net Asset Value, End of Period	$32.93	$28.36	$26.25	$25.57	$44.11	$41.13
Total Return	19.01%(b)	22.08%	22.16%	-26.18%	11.99%	18.85%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$321,821	$286,538	$332,450	$486,993	$1,277,434	$1,322,218
Ratio of net investment income (loss) to average net assets	(0.20)%(c)	(0.16)%	0.54%	0.26%	0.14%	0.34%
Ratio of expenses to average net assets	1.11%(c)	1.12%	1.05%	0.90%	0.88%	0.89%
Portfolio turnover rate	12%	18%	38%	5%	7%	14%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements | (Unaudited)

1.    Organization
Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990. Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019. The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund, and the Trust currently consists of two portfolios, Intermediate Bond Fund and Rural America Growth & Income Fund (collectively, the "Homestead Funds"). The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At June 30, 2021, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2021, the Stock Index Fund’s investment constituted 0.70% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation: Each Fund’s net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), ("Valuation Time"). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV. Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Guidlines for Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds' subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.
The Funds use the following valuation techniques to value securities by major category:
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads,monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (2) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or a Fund's subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Fund's Adviser or subadvisor based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2021 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2021 are included in the Appendix.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$176,210,999	$ —	$176,210,999
Money Market Fund	7,980,759	—	—	7,980,759
Total	$7,980,759	$176,210,999	$ —	$184,191,758

Short-Term Government Securities Fund
Corporate Bonds Guaranteed by Export-Import Bank of the United States	$ —	$49,616,930	$ —	$49,616,930
U.S. Government & Agency Obligations	—	28,790,870	—	28,790,870
Asset-Backed Securities	—	2,432,236	—	2,432,236
Corporate Bonds–Other	—	2,135,741	—	2,135,741
Municipal Bonds	—	929,341	—	929,341
Money Market Fund	2,458,289	—	—	2,458,289
Total	$2,458,289	$83,905,118	$ —	$86,363,407

Short-Term Bond Fund
Corporate Bonds–Other	$ —	$193,081,827	$ —	$193,081,827
U.S. Government & Agency Obligations	—	180,566,668	—	180,566,668
Yankee Bonds	—	74,212,002	—	74,212,002
Asset-Backed Securities	—	70,431,781	—	70,431,781
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	17,119,726	—	17,119,726
Municipal Bonds	—	16,538,587	—	16,538,587
Mortgage-Backed Securities	—	953,701	—	953,701
Money Market Fund	16,831,151	—	—	16,831,151
Total	$16,831,151	$552,904,292	$ —	$569,735,443

Intermediate Bond Fund
Corporate Bonds–Other	$ —	$46,628,924	$ —	$46,628,924
Mortgage-Backed Securities	—	19,121,671	—	19,121,671
U.S. Government & Agency Obligations	—	17,240,937	—	17,240,937
Asset-Backed Securities	—	17,140,750	—	17,140,750
Yankee Bonds	—	14,386,237	—	14,386,237
Municipal Bonds	—	6,074,203	—	6,074,203
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	772,213	—	772,213
Money Market Fund	9,032,309	—	—	9,032,309
Total	$9,032,309	$121,364,935	$ —	$130,397,244

Rural America Growth & Income Fund
Common Stocks	$1,449,203	$ —	$ —	$1,449,203
Corporate Bonds–Other	28,047	497,161	—	525,208
U.S. Government & Agency Obligations	—	172,049	—	172,049
Mortgage-Backed Securities	—	135,947	—	135,947
Asset-Backed Securities	—	51,221	—	51,221
Municipal Bonds	—	45,651	—	45,651
Money Market Fund	120,393	—	—	120,393
Total	$1,597,643	$902,029	$ —	$2,499,672

Value Fund
Common Stocks	$1,021,707,678	$ —	$ —	$1,021,707,678
Money Market Fund	10,745,374	—	—	10,745,374
Total	$1,032,453,052	$ —	$ —	$1,032,453,052

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$360,630,258	$ —	$ —	$360,630,258
Money Market Fund	2,785,911	—	—	2,785,911
Total	$363,416,169	$ —	$ —	$363,416,169

International Equity Fund
Common Stocks	$14,802,882	$79,689,510	$ —	$94,492,392
Preferred Stocks	449,878	1,347,947	—	1,797,825
Money Market Fund	3,502,875	—	—	3,502,875
Total	$18,755,635	$81,037,457	$ —	$99,793,092

Small-Company Stock Fund
Common Stocks	$315,338,720	$ —	$ —	$315,338,720
Money Market Fund	7,141,322	—	—	7,141,322
Total	$322,480,042	$ —	$ —	$322,480,042
On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company or business development company. Among other things, Rule 2a-5 will permit a fund's board to designate the fund's primary investment adviser to perform the fund's fair value determinations, which will be subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser's fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. RE Advisers continues to review Rule 2a-5 and its impact on RE Advisers' and the Funds' valuation policies and related practices.
Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.
To-be-announced securities: The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Rural America Growth & Income, Stock Index, Growth, International Equity, and Small-Company Stock Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.
Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.
General expenses of the Trust are allocated to each fund of the Trust and general expenses of the Corporation are allocated to each fund of the Corporation, in each case based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Management considered events occurring between the date of this report, June 30, 2021, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
3.    Federal Income Tax Information
The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, unused capital losses, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions, which are reflected as book/tax differences in the following tables.
At June 30, 2021, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Appreciation	Tax Depreciation	Net Tax Appreciation (Depreciation)
Daily Income Fund	$184,191,758	$—	$—	$—
Short-Term Gov. Securities Fund	$85,367,539	$1,051,544	$(55,676)	$995,868
Short-Term Bond Fund	$565,462,764	$5,190,493	$(917,814)	$4,272,679
Intermediate Bond Fund	$128,906,651	$1,962,620	$(472,027)	$1,490,593
Rural America Growth & Income Fund	$2,483,653	$44,203	$(28,184)	$16,019
Value Fund	$540,254,710	$495,896,990	$(3,698,648)	$492,198,342
Growth Fund	$176,645,343	$186,916,586	$(145,760)	$186,770,826
International Equity Fund	$64,994,478	$35,498,056	$(699,442)	$34,798,614
Small-Company Stock Fund	$206,877,578	$118,284,386	$(2,681,922)	$115,602,464

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2021, were as follows:

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$10,387,378	$9,135,373
Short-Term Bond Fund	$202,737,046	$175,892,864
Intermediate Bond Fund	$85,775,653	$49,665,530
Rural America Growth & Income Fund	$843,608	$53,929
Value Fund	$39,204,645	$83,985,597
Growth Fund	$26,799,518	$26,808,099
International Equity Fund	$7,854,593	$4,974,715
Small-Company Stock Fund	$35,886,511	$57,767,703
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2021, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$52,757,581	$57,285,811
Short-Term Bond Fund	$803,458,997	$830,403,589
Intermediate Bond Fund	$113,836,805	$108,735,055
Rural America Growth & Income Fund	$263,274	$123,535
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rate for the Daily Income Fund was reduced from 0.50% of the Fund's average daily net assets to 0.40% of the Fund's average daily net assets on May 1, 2021. The annualized management fee rates for the other Funds are 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.65% of average daily net assets for Short-Term Bond Fund; 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.40% of average daily net assets in excess of $1 billion for Intermediate Bond Fund; 0.65% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.40% of average daily net assets in excess of $1 billion for Rural America Growth & Income Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund; and .0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund.
RE Investment Corporation, a wholly-owned, indirect subsidiary of NRECA, is the distributor and principal underwriter for Homestead Funds and does not receive any commissions or other compensation for the services it provides.
On May 1, 2021, Invesco Advisers, Inc. became the subadvisor of the Daily Income Fund. T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. ("SSGA FM") served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th, 2016. Harding Loevner LP began as subadvisor on January 15, 2016 after a transition period.
RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds effective May 1, 2021, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.60% of the average daily net assets of the Daily Income, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds; 0.80% of the average daily net assets of the Short-Term Bond and Intermediate Bond Funds; 1.00% of the average daily net assets of Rural America Growth & Income Fund, Growth Fund, and International Equity Fund; 1.25% of the average daily net assets of Value Fund, and 1.50% of the average daily net assets of Small-Company Stock Fund. Prior to May 1, 2021, the expense limitations were 0.80% for the Daily Income Fund, 0.95% for the Growth Fund and 0.99% for the International Equity Fund.
Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2021 amounted to $18,500 for Short-Term Government Securities Fund, $82,415 for Intermediate Bond Fund, $28,902 for Rural America Growth & Income Fund, and $97,454 for International Equity Fund.
On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017. RE Advisers began voluntarily waiving fees for this Fund again on April 20, 2020. Per the temporary waiver, RE Advisers waived $589,553 of management fees for the Daily Income Fund for the six month period ended June 30, 2021.
For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund's subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.
Under a Deferred Compensation Plan (the “Plan”), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.
As of June 30, 2021, one shareholder of record, an omnibus account, held approximately 11% of the net assets of the Small-Company Stock Fund, and one shareholder of record, the Adviser, held approximately 36% of the net assets in the Rural America Growth & Income Fund. No other shareholders, including omnibus accounts, held more than 10% of the outstanding shares of any of the Funds.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
6.    Capital Share Transactions
As of June 30, 2021, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund and Rural America Growth & Income Fund; 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2021
In Dollars
Daily Income Fund	$62,077,786	$8,259	$62,086,045	$(58,025,817)	$4,060,228
Short-Term Government Securities Fund	$7,125,000	$129,998	$7,254,998	$(9,133,347)	$(1,878,349)
Short-Term Bond Fund	$64,232,865	$3,518,628	$67,751,493	$(59,266,455)	$8,485,038
Intermediate Bond Fund	$48,959,124	$773,838	$49,732,962	$(8,919,466)	$40,813,496
Rural America Growth & Income Fund	$2,726,213	$—	$2,726,213	$(22,016)	$2,704,197
Stock Index Fund	$16,894,190	$552,316	$17,446,506	$(14,403,833)	$3,042,673
Value Fund	$42,256,043	$10,427,191	$52,683,234	$(96,100,110)	$(43,416,876)
Growth Fund	$32,680,803	$5,109,462	$37,790,265	$(30,995,716)	$6,794,549
International Equity Fund	$8,861,660	$44,338	$8,905,998	$(6,076,130)	$2,829,868
Small-Company Stock Fund	$13,515,570	$7,778,510	$21,294,080	$(31,550,025)	$(10,255,945)

In Shares
Daily Income Fund	62,077,786	8,259	62,086,045	(58,025,817)	4,060,228
Short-Term Government Securities Fund	1,351,795	24,676	1,376,471	(1,730,226)	(353,755)
Short-Term Bond Fund	(11,180,195)	665,546	(10,514,649)	12,112,462	1,597,813
Intermediate Bond Fund	9,232,221	146,153	9,378,374	(1,685,987)	7,692,387
Rural America Growth & Income Fund	274,143	—	274,143	(2,222)	271,921
Stock Index Fund	564,373	17,351	581,724	(488,789)	92,935
Value Fund	819,958	190,187	1,010,145	(1,848,922)	(838,777)
Growth Fund	2,029,585	294,834	2,324,419	(1,914,154)	410,265
International Equity Fund	800,661	3,857	804,518	(544,903)	259,615
Small-Company Stock Fund	423,763	236,246	660,009	(989,909)	(329,900)
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2020
In Dollars
Daily Income Fund	$131,829,694	$308,816	$132,138,510	$(123,184,973)	$8,953,537
Short-Term Government Securities Fund	$32,509,433	$2,053,370	$34,562,803	$(17,800,494)	$16,762,309
Short-Term Bond Fund	$119,224,544	$19,376,890	$138,601,434	$(129,758,257)	$8,843,177
Intermediate Bond Fund	$74,315,951	$2,205,802	$76,521,753	$(9,500,561)	$67,021,192
Stock Index Fund	$23,233,086	$2,633,355	$25,866,441	$(33,930,689)	$(8,064,248)
Value Fund	$67,011,750	$134,232,075	$201,243,825	$(182,288,686)	$18,955,139
Growth Fund	$55,331,449	$14,235,123	$69,566,572	$(67,289,805)	$2,276,767
International Equity Fund	$10,427,226	$546,196	$10,973,422	$(13,629,981)	$(2,656,559)
Small-Company Stock Fund	$15,156,853	$33,027,545	$48,184,398	$(106,823,408)	$(58,639,010)

In Shares
Daily Income Fund	131,829,694	308,816	132,138,510	(123,184,973)	8,953,537
Short-Term Government Securities Fund	6,070,408	387,426	6,457,834	(3,336,901)	3,120,933
Short-Term Bond Fund	22,168,547	3,637,973	25,806,520	(24,310,767)	1,495,753
Intermediate Bond Fund	13,844,395	408,603	14,252,998	(1,788,809)	12,464,189
Stock Index Fund	992,479	99,236	1,091,715	(1,439,735)	(348,020)
Value Fund	1,470,048	2,894,042	4,364,090	(3,981,817)	382,273
Growth Fund	4,228,327	952,121	5,180,448	(5,315,850)	(135,402)
International Equity Fund	1,185,487	52,889	1,238,376	(1,555,093)	(316,717)
Small-Company Stock Fund	615,266	1,182,565	1,797,831	(4,361,324)	(2,563,493)
7.    Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU's adoption to the Funds' financial statements.
8.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.

Notes to Financial Statements

Directors, Trustees and Officers

James F. Perna, Director/Trustee and Chairman of the Board
Mark D. Santero, President, Chief Executive Officer, and Director/Trustee
Douglas W. Johnson, Director/Trustee and Chairman of the Audit Committee
Kenneth R. Meyer, Director/Trustee and Chairman of the Compensation Committee
Julie H. Dellinger, Director/Trustee and Vice Chair of the Audit Committee
Anthony M. Marinello, Director/Trustee
Judith H. McKinney, Director/Trustee
Sheldon C. Petersen, Director/Trustee
Mark Rose, Director/Trustee
Peter J. Tonetti, Director/Trustee
Danielle C. Sieverling, Chief Compliance Officer
Jennifer (Laurie) Webster, Chief Operations Officer
Jeremy Sperlazza, Secretary
Amy M. DiMauro, Treasurer
Directors and Officers

Portfolio of Investments
S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)

Common Stocks | 98.7% of net assets
	Shares	Value
Aerospace & Defense | 1.6%
Boeing Co. (a)	466,523	$111,760,250
General Dynamics Corp.	195,312	36,769,437
Howmet Aerospace, Inc. (a)	329,069	11,343,009
Huntington Ingalls Industries, Inc.	34,143	7,195,637
L3Harris Technologies, Inc.	173,590	37,521,479
Lockheed Martin Corp.	207,565	78,532,218
Northrop Grumman Corp.	127,038	46,169,420
Raytheon Technologies Corp.	1,285,787	109,690,489
Teledyne Technologies, Inc. (a)	39,987	16,747,755
Textron, Inc. (b)	195,208	13,424,454
TransDigm Group, Inc. (a)	46,584	30,153,357
Total Aerospace & Defense		499,307,505
Air Freight & Logistics | 0.7%
C.H. Robinson Worldwide, Inc.	112,996	10,584,335
Expeditors International of Washington, Inc.	143,326	18,145,071
FedEx Corp.	207,169	61,804,728
United Parcel Service, Inc., Class B	613,846	127,661,553
Total Air Freight & Logistics		218,195,687
Airlines | 0.3%
Alaska Air Group, Inc. (a)	104,278	6,289,006
American Airlines Group, Inc. (a)	546,838	11,598,434
Delta Air Lines, Inc. (a)	542,839	23,483,215
Southwest Airlines Co. (a)	501,286	26,613,274
United Airlines Holdings, Inc. (a)	274,606	14,359,148
Total Airlines		82,343,077
Auto Components | 0.2%
Aptiv PLC (a)	229,529	36,111,797
BorgWarner, Inc.	203,548	9,880,220
Total Auto Components		45,992,017
Automobiles | 1.8%
Ford Motor Co. (a)	3,327,396	49,445,105
General Motors Co. (a)	1,083,384	64,103,831
Tesla Inc. (a)	654,027	444,542,152
Total Automobiles		558,091,088
Banks | 4.2%
Bank of America Corp.	6,399,699	263,859,590
Citigroup, Inc.	1,754,422	124,125,357
Citizens Financial Group, Inc.	365,770	16,777,870
Comerica, Inc.	118,483	8,452,577
Fifth Third Bancorp	602,022	23,015,301
First Republic Bank	149,355	27,954,775
Huntington Bancshares, Inc.	1,237,029	17,652,404
JPMorgan Chase & Co.	2,568,984	399,579,771
KeyCorp	823,635	17,008,063
M&T Bank Corp.	109,183	15,865,382
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Banks | 4.2% (Continued)
People's United Financial, Inc.	362,910	$6,220,277
PNC Financial Services Group, Inc.	360,557	68,779,853
Regions Financial Corp.	819,317	16,533,817
SVB Financial Group (a)	46,095	25,648,641
Truist Financial Corp.	1,141,308	63,342,594
U.S. Bancorp	1,150,557	65,547,232
Wells Fargo & Co.	3,507,971	158,876,007
Zions Bancorp. NA	139,023	7,348,756
Total Banks		1,326,588,267
Beverages | 1.4%
Brown-Forman Corp., Class B	156,870	11,755,838
Coca-Cola Co.	3,293,213	178,195,755
Constellation Brands, Inc., Class A	142,194	33,257,755
Molson Coors Brewing Co., Class B (a)	161,725	8,683,015
Monster Beverage Corp. (a)	313,996	28,683,535
PepsiCo, Inc.	1,172,527	173,733,325
Total Beverages		434,309,223
Biotechnology | 1.8%
AbbVie Inc.	1,498,911	168,837,335
Alexion Pharmaceuticals, Inc. (a)	187,569	34,458,301
Amgen Inc.	487,598	118,852,013
Biogen, Inc. (a)	127,946	44,303,861
Gilead Sciences, Inc.	1,064,363	73,292,036
Incyte Corp. (a)	157,004	13,208,747
Regeneron Pharmaceuticals, Inc. (a)	88,812	49,605,055
Vertex Pharmaceuticals, Inc. (a)	219,688	44,295,691
Total Biotechnology		546,853,039
Building Products | 0.5%
Allegion PLC	76,360	10,636,948
AO Smith Corp.	116,550	8,398,593
Carrier Global Corp.	693,231	33,691,027
Fortune Brands Home & Security, Inc.	119,282	11,881,680
Johnson Controls International PLC	606,493	41,623,615
Masco Corp.	213,495	12,576,990
Trane Technologies PLC	202,954	37,371,949
Total Building Products		156,180,802
Capital Markets | 3.0%
Ameriprise Financial, Inc.	97,684	24,311,594
Bank of New York Mellon Corp.	684,797	35,082,149
BlackRock, Inc. (c)	120,380	105,328,889
Cboe Global Markets, Inc.	90,101	10,726,524
Charles Schwab Corp.	1,272,857	92,676,718
CME Group, Inc.	304,747	64,813,592

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Capital Markets | 3.0% (Continued)
Franklin Resources, Inc.	229,824	$7,352,070
Goldman Sachs Group, Inc.	288,579	109,524,388
Intercontinental Exchange, Inc.	477,594	56,690,408
Invesco Ltd.	316,375	8,456,704
MarketAxess Holdings Inc.	32,295	14,971,639
Moody's Corp.	136,626	49,509,164
Morgan Stanley	1,260,900	115,611,921
MSCI, Inc.	69,949	37,288,413
Nasdaq, Inc.	97,481	17,137,160
Northern Trust Corp.	176,469	20,403,346
Raymond James Financial, Inc.	104,678	13,597,672
S&P Global Inc.	204,441	83,912,808
State Street Corp.	296,562	24,401,121
T. Rowe Price Group, Inc.	193,137	38,235,332
Total Capital Markets		930,031,612
Chemicals | 1.8%
Air Products & Chemicals, Inc.	187,819	54,031,770
Albemarle Corp.	99,057	16,687,142
Celanese Corp.	95,994	14,552,690
CF Industries Holdings, Inc.	183,713	9,452,034
Corteva, Inc.	622,717	27,617,499
Dow Inc.	633,935	40,115,407
DuPont de Nemours, Inc.	451,075	34,917,716
Eastman Chemical Co.	115,913	13,532,843
Ecolab, Inc.	211,116	43,483,563
FMC Corp.	110,266	11,930,781
International Flavors & Fragrances, Inc.	211,247	31,560,302
Linde PLC (a)	441,477	127,631,001
LyondellBasell Industries NV, Class A	218,488	22,475,861
Mosaic Co.	291,461	9,300,520
PPG Industries, Inc.	201,208	34,159,082
Sherwin-Williams Co. (The)	203,970	55,571,626
Total Chemicals		547,019,837
Commercial Services & Supplies | 0.4%
Cintas Corp.	74,889	28,607,598
Copart, Inc. (a)	178,107	23,479,846
Republic Services, Inc.	178,694	19,658,127
Rollins, Inc.	191,024	6,533,020
Waste Management, Inc.	329,581	46,177,594
Total Commercial Services & Supplies		124,456,185
Communications Equipment | 0.8%
Arista Networks, Inc. (a)(b)	46,249	16,756,475
Cisco Systems, Inc.	3,576,402	189,549,306
F5 Networks, Inc. (a)	51,988	9,704,080
Juniper Networks, Inc.	278,138	7,607,075
Motorola Solutions, Inc.	142,665	30,936,905
Total Communications Equipment		254,553,841
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Construction & Engineering | 0.0%
Quanta Services, Inc.	118,529	$10,735,172
Total Construction & Engineering		10,735,172
Construction Materials | 0.1%
Martin Marietta Materials, Inc.	52,614	18,510,131
Vulcan Materials Co.	112,587	19,598,019
Total Construction Materials		38,108,150
Consumer Finance | 0.7%
American Express Co.	552,198	91,239,675
Capital One Financial Corp.	384,395	59,462,063
Discover Financial Services	258,744	30,606,828
Synchrony Financial	459,026	22,271,941
Total Consumer Finance		203,580,507
Containers & Packaging | 0.3%
Amcor PLC	1,308,449	14,994,826
Avery Dennison Corp.	70,445	14,810,357
Ball Corp.	278,575	22,570,146
International Paper Co.	332,451	20,382,571
Packaging Corp. of America	81,400	11,023,188
Sealed Air Corp.	133,968	7,937,604
WestRock Co.	221,545	11,790,625
Total Containers & Packaging		103,509,317
Distributors | 0.1%
Genuine Parts Co.	122,105	15,442,619
LKQ Corp. (a)	235,216	11,577,332
Pool Corp.	33,768	15,488,031
Total Distributors		42,507,982
Diversified Financial Services | 1.4%
Berkshire Hathaway, Inc., Class B (a)	1,608,498	447,033,764
Total Diversified Financial Services		447,033,764
Diversified Telecommunication Services | 1.2%
AT&T, Inc.	6,059,389	174,389,215
Lumen Technologies, Inc.	831,910	11,305,657
Verizon Communications, Inc.	3,513,485	196,860,565
Total Diversified Telecommunication Services		382,555,437
Electric Utilities | 1.5%
Alliant Energy Corp.	212,278	11,836,621
American Electric Power Co., Inc.	424,115	35,875,888
Duke Energy Corp.	652,801	64,444,515
Edison International	326,571	18,882,335
Entergy Corp.	170,291	16,978,013
Evergy, Inc.	194,569	11,757,805

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Electric Utilities | 1.5% (Continued)
Eversource Energy	291,484	$23,388,676
Exelon Corp.	824,237	36,521,941
FirstEnergy Corp.	461,583	17,175,503
NextEra Energy, Inc.	1,664,588	121,981,009
NRG Energy, Inc.	201,183	8,107,675
Pinnacle West Capital Corp.	96,814	7,935,844
PPL Corp.	652,978	18,263,795
Southern Co.	899,607	54,435,219
Xcel Energy, Inc.	456,751	30,090,756
Total Electric Utilities		477,675,595
Electrical Equipment | 0.6%
AMETEK, Inc.	196,704	26,259,984
Eaton Corp. PLC	338,232	50,119,218
Emerson Electric Co.	508,938	48,980,193
Generac Holdings, Inc. (a)	53,427	22,180,219
Rockwell Automation, Inc.	97,930	28,009,939
Total Electrical Equipment		175,549,553
Electronic Equipment, Instruments & Components | 0.6%
Amphenol Corp., Class A	504,094	34,485,070
CDW Corp.	117,995	20,607,827
Corning Inc.	657,482	26,891,014
IPG Photonics Corp. (a)	29,995	6,322,046
Keysight Technologies, Inc. (a)	156,864	24,221,370
TE Connectivity Ltd.	280,247	37,892,197
Trimble Inc. (a)(b)	210,161	17,197,475
Zebra Technologies Corp., Class A (a)	45,233	23,950,421
Total Electronic Equipment, Instruments & Components		191,567,420
Energy Equipment & Services | 0.2%
Baker Hughes Co.	617,322	14,118,154
Halliburton Co.	750,650	17,355,028
NOV, Inc. (a)	342,352	5,244,833
Schlumberger NV	1,186,701	37,986,299
Total Energy Equipment & Services		74,704,314
Entertainment | 1.9%
Activision Blizzard, Inc.	659,419	62,934,949
Electronic Arts Inc.	242,227	34,839,510
Live Nation Entertainment, Inc. (a)	121,362	10,630,098
Netflix, Inc. (a)	376,296	198,763,310
Take-Two Interactive Software, Inc. (a)	98,152	17,374,867
Walt Disney Co. (a)	1,541,947	271,028,024
Total Entertainment		595,570,758
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Equity Real Estate Investment Trusts (REITs) | 2.5%
Alexandria Real Estate Equities, Inc.	116,416	$21,180,727
American Tower Corp.	385,880	104,241,623
AvalonBay Communities, Inc.	118,476	24,724,757
Boston Properties, Inc.	119,633	13,708,746
Crown Castle International Corp.	366,780	71,558,778
Digital Realty Trust, Inc.	238,971	35,955,577
Duke Realty Corp.	320,492	15,175,296
Equinix, Inc.	76,022	61,015,257
Equity Residential	292,009	22,484,693
Essex Property Trust, Inc.	55,122	16,537,151
Extra Space Storage, Inc.	113,489	18,591,768
Federal Realty Investment Trust	61,405	7,194,824
Healthpeak Properties, Inc.	457,368	15,225,781
Host Hotels & Resorts, Inc. (a)	604,349	10,328,324
Iron Mountain, Inc.	244,276	10,337,760
Kimco Realty Corp.	361,070	7,528,310
Mid-America Apartment Communities, Inc.	97,160	16,363,687
Prologis, Inc.	627,811	75,042,249
Public Storage	129,191	38,846,442
Realty Income Corp.	317,031	21,158,649
Regency Centers Corp.	136,212	8,727,103
SBA Communications Corp.	92,432	29,458,078
Simon Property Group, Inc.	278,809	36,378,998
UDR, Inc.	255,798	12,528,986
Ventas, Inc.	315,329	18,005,286
Vornado Realty Trust	135,460	6,321,918
Welltower, Inc.	354,331	29,444,906
Weyerhaeuser Co.	635,824	21,885,062
Total Equity Real Estate Investment Trusts (REITs)		769,950,736
Food & Staples Retailing | 1.3%
Costco Wholesale Corp.	375,164	148,441,140
Kroger Co.	639,691	24,506,562
Sysco Corp.	434,156	33,755,629
Walgreens Boots Alliance, Inc.	608,864	32,032,335
Walmart, Inc.	1,163,819	164,121,756
Total Food & Staples Retailing		402,857,422
Food Products | 0.9%
Archer-Daniels-Midland Co.	474,145	28,733,187
Campbell Soup Co.	172,290	7,854,701
Conagra Brands, Inc.	409,885	14,911,616
General Mills, Inc.	515,032	31,380,900
Hershey Co. (The)	124,620	21,706,312
Hormel Foods Corp.	239,218	11,422,659
J.M. Smucker Co.	93,502	12,115,054
Kellogg Co.	213,833	13,755,877
Kraft Heinz Co.	550,155	22,435,321
Lamb Weston Holdings, Inc.	124,846	10,070,078
McCormick & Co., Inc.	211,405	18,671,290

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Food Products | 0.9% (Continued)
Mondelez International, Inc., Class A	1,189,802	$74,291,237
Tyson Foods, Inc., Class A	248,636	18,339,391
Total Food Products		285,687,623
Gas Utilities | 0.0%
Atmos Energy Corp.	110,895	10,658,118
Total Gas Utilities		10,658,118
Health Care Equipment & Supplies | 3.6%
Abbott Laboratories	1,507,905	174,811,427
ABIOMED, Inc. (a)	37,886	11,824,599
Align Technology, Inc. (a)	61,116	37,341,876
Baxter International, Inc.	428,225	34,472,112
Becton, Dickinson & Co.	246,805	60,020,508
Boston Scientific Corp. (a)	1,205,862	51,562,659
Cooper Cos., Inc.	41,795	16,562,105
Danaher Corp.	538,741	144,576,535
DENTSPLY SIRONA, Inc.	185,620	11,742,321
DexCom, Inc. (a)(b)	82,070	35,043,890
Edwards Lifesciences Corp. (a)	527,109	54,592,679
Hologic, Inc. (a)	217,879	14,536,887
IDEXX Laboratories, Inc. (a)	72,374	45,707,800
Intuitive Surgical, Inc. (a)	100,492	92,416,463
Medtronic PLC	1,141,780	141,729,151
ResMed, Inc.	123,494	30,443,741
STERIS PLC	82,863	17,094,637
Stryker Corp.	278,164	72,247,536
Teleflex, Inc.	39,660	15,934,991
West Pharmaceutical Services, Inc.	62,651	22,497,974
Zimmer Biomet Holdings, Inc.	176,929	28,453,722
Total Health Care Equipment & Supplies		1,113,613,613
Health Care Providers & Services | 2.6%
AmerisourceBergen Corp.	124,418	14,244,617
Anthem, Inc.	207,785	79,332,313
Cardinal Health, Inc.	248,056	14,161,517
Centene Corp. (a)	494,540	36,066,802
Cigna Corp.	291,212	69,037,629
CVS Health Corp.	1,117,311	93,228,430
DaVita, Inc. (a)	60,955	7,340,811
HCA Healthcare, Inc.	223,035	46,110,256
Henry Schein, Inc. (a)	123,272	9,145,550
Humana Inc.	109,488	48,472,527
Laboratory Corp. of America Holdings (a)	81,724	22,543,565
McKesson Corp.	134,345	25,692,138
Quest Diagnostics, Inc.	112,537	14,851,508
UnitedHealth Group, Inc.	800,876	320,702,785
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Health Care Providers & Services | 2.6% (Continued)
Universal Health Services, Inc., Class B	67,089	$9,823,842
Total Health Care Providers & Services		810,754,290
Health Care Technology | 0.1%
Cerner Corp.	253,016	19,775,731
Total Health Care Technology		19,775,731
Hotels, Restaurants & Leisure | 2.0%
Booking Holdings, Inc. (a)	34,840	76,233,056
Caesars Entertainment, Inc. (a)(b)	177,113	18,375,474
Carnival Corp. (a)	677,484	17,858,478
Chipotle Mexican Grill, Inc. (a)	23,890	37,037,623
Darden Restaurants, Inc.	109,918	16,046,929
Domino's Pizza, Inc.	32,746	15,275,681
Expedia Group, Inc. (a)	120,040	19,651,748
Hilton Worldwide Holdings, Inc. (a)	237,087	28,597,434
Las Vegas Sands Corp. (a)	280,132	14,760,155
Marriott International, Inc., Class A (a)	226,611	30,936,934
McDonald's Corp.	633,244	146,273,031
MGM Resorts International	345,525	14,736,641
Norwegian Cruise Line Holdings Ltd. (a)(b)	315,188	9,269,679
Penn National Gaming, Inc. (a)(b)	123,533	9,449,039
Royal Caribbean Cruises Ltd. (a)	184,059	15,696,551
Starbucks Corp.	999,969	111,806,534
Wynn Resorts, Ltd. (a)	89,689	10,968,965
Yum! Brands, Inc.	252,888	29,089,707
Total Hotels, Restaurants & Leisure		622,063,659
Household Durables | 0.4%
D.R. Horton, Inc.	278,393	25,158,375
Garmin Ltd.	127,190	18,396,761
Leggett & Platt, Inc.	117,117	6,067,832
Lennar Corp., Class A	234,025	23,250,384
Mohawk Industries, Inc. (a)	50,377	9,681,956
Newell Brands, Inc.	322,363	8,855,312
NVR, Inc. (a)	2,954	14,691,128
PulteGroup, Inc.	224,449	12,248,182
Whirlpool Corp.	53,787	11,726,642
Total Household Durables		130,076,572
Household Products | 1.3%
Church & Dwight Co., Inc.	210,295	17,921,340
Clorox Co.	106,016	19,073,339
Colgate-Palmolive Co.	715,449	58,201,776
Kimberly-Clark Corp.	286,363	38,309,642
Procter & Gamble Co.	2,077,703	280,344,466
Total Household Products		413,850,563

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Independent Power and Renewable Electricity Producers | 0.0%
AES Corp.	558,229	$14,553,030
Total Independent Power and Renewable Electricity Producers		14,553,030
Industrial Conglomerates | 1.2%
3M Co.	491,943	97,714,638
General Electric Co.	7,450,028	100,277,377
Honeywell International, Inc.	589,438	129,293,225
Roper Technologies, Inc.	89,311	41,994,032
Total Industrial Conglomerates		369,279,272
Insurance | 1.8%
Aflac, Inc.	539,777	28,964,434
Allstate Corp.	254,386	33,182,110
American International Group, Inc.	728,264	34,665,366
Aon PLC, Class A	191,738	45,779,365
Arthur J Gallagher & Co.	173,878	24,356,830
Assurant, Inc.	51,422	8,031,088
Chubb Ltd.	381,632	60,656,590
Cincinnati Financial Corp.	126,390	14,739,602
Everest Re Group Ltd.	34,513	8,697,621
Globe Life, Inc.	77,552	7,386,828
Hartford Financial Services Group, Inc.	300,917	18,647,827
Lincoln National Corp.	152,238	9,566,636
Loews Corp.	190,151	10,391,752
Marsh & McLennan Cos., Inc.	431,568	60,712,986
MetLife, Inc.	632,444	37,851,773
Principal Financial Group, Inc.	215,671	13,628,251
Progressive Corp.	496,592	48,770,300
Prudential Financial, Inc.	334,370	34,262,894
Travelers Cos., Inc.	212,497	31,812,926
Unum Group	173,973	4,940,833
W.R. Berkley Corp.	118,923	8,851,439
Willis Towers Watson PLC	108,797	25,025,486
Total Insurance		570,922,937
Interactive Media & Services | 6.3%
Alphabet, Inc., Class A (a)	255,230	623,218,062
Alphabet, Inc., Class C (a)	241,655	605,664,759
Facebook, Inc., Class A (a)	2,033,415	707,038,730
Twitter, Inc. (a)	677,334	46,607,352
Total Interactive Media & Services		1,982,528,903
Internet & Direct Marketing Retail | 4.2%
Amazon.com, Inc. (a)	363,797	1,251,519,888
eBay, Inc.	549,248	38,562,702
Etsy, Inc. (a)	107,866	22,203,137
Total Internet & Direct Marketing Retail		1,312,285,727
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
IT Services | 5.1%
Accenture PLC, Class A	539,444	$159,022,697
Akamai Technologies, Inc. (a)	137,627	16,047,308
Automatic Data Processing, Inc.	361,118	71,725,257
Broadridge Financial Solutions, Inc.	98,551	15,918,943
Cognizant Technology Solutions Corp., Class A	445,044	30,823,747
DXC Technology Co. (a)	220,706	8,594,292
Fidelity National Information Services, Inc.	526,272	74,556,954
Fiserv, Inc. (a)	505,452	54,027,764
FleetCor Technologies, Inc. (a)	69,975	17,917,799
Gartner, Inc. (a)	73,050	17,692,710
Global Payments, Inc.	250,536	46,985,522
International Business Machines Corp.	758,292	111,158,024
Jack Henry & Associates, Inc.	63,214	10,336,121
Mastercard, Inc., Class A	742,390	271,039,165
Paychex, Inc.	272,181	29,205,021
PayPal Holdings, Inc. (a)	996,938	290,587,488
VeriSign, Inc. (a)	84,106	19,150,095
Visa Inc., Class A	1,435,758	335,708,936
Western Union Co.	348,604	8,007,434
Total IT Services		1,588,505,277
Leisure Products | 0.0%
Hasbro, Inc.	109,344	10,335,195
Total Leisure Products		10,335,195
Life Sciences Tools & Services | 1.3%
Agilent Technologies, Inc.	257,518	38,063,736
Bio-Rad Laboratories, Inc., Class A (a)	18,020	11,610,106
Charles River Laboratories International, Inc. (a)	42,647	15,775,978
Illumina, Inc. (a)	123,903	58,632,139
IQVIA Holdings Inc. (a)	162,654	39,414,317
Mettler-Toledo International, Inc. (a)	19,862	27,515,623
PerkinElmer, Inc.	95,779	14,789,235
Thermo Fisher Scientific, Inc.	333,545	168,263,446
Waters Corp. (a)	52,362	18,096,831
Total Life Sciences Tools & Services		392,161,411
Machinery | 1.6%
Caterpillar, Inc.	464,882	101,172,270
Cummins, Inc.	124,557	30,368,242
Deere & Co.	264,731	93,373,271
Dover Corp.	122,144	18,394,886
Fortive Corp.	287,291	20,035,674
IDEX Corp.	64,439	14,179,802
Illinois Tool Works, Inc.	243,949	54,537,238
Ingersoll Rand Inc. (a)(b)	314,746	15,362,752

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Machinery | 1.6% (Continued)
Otis Worldwide Corp.	342,980	$28,045,475
PACCAR Inc.	294,615	26,294,389
Parker-Hannifin Corp.	109,524	33,635,916
Pentair PLC	142,497	9,617,123
Snap-on, Inc.	45,895	10,254,320
Stanley Black & Decker, Inc.	137,053	28,094,495
Westinghouse Air Brake Technologies Corp.	150,774	12,408,700
Xylem, Inc.	152,793	18,329,048
Total Machinery		514,103,601
Media | 1.3%
Charter Communications, Inc., Class A (a)	116,882	84,324,519
Comcast Corp., Class A	3,890,947	221,861,798
Discovery, Inc., Class A (a)	143,129	4,391,198
Discovery, Inc., Class C (a)	254,964	7,388,857
DISH Network Corp., Class A (a)	205,755	8,600,559
Fox Corp., Class A	280,017	10,397,031
Fox Corp., Class B	133,124	4,685,965
Interpublic Group of Cos., Inc.	330,733	10,745,515
News Corp., Class A	321,091	8,274,515
News Corp., Class B	114,231	2,781,525
Omnicom Group, Inc.	180,687	14,453,153
ViacomCBS, Inc., Class B	513,933	23,229,771
Total Media		401,134,406
Metals & Mining | 0.4%
Freeport-McMoRan Inc.	1,243,725	46,154,635
Newmont Corp.	679,909	43,092,632
Nucor Corp.	253,953	24,361,711
Total Metals & Mining		113,608,978
Multi-Utilities | 0.7%
Ameren Corp.	216,876	17,358,755
CenterPoint Energy, Inc.	492,640	12,079,533
CMS Energy Corp.	245,651	14,513,061
Consolidated Edison, Inc.	289,441	20,758,709
Dominion Energy, Inc.	685,512	50,433,118
DTE Energy Co.	164,407	21,307,147
NiSource, Inc.	332,857	8,154,996
Public Service Enterprise Group, Inc.	429,202	25,640,527
Sempra Energy	267,386	35,423,297
WEC Energy Group, Inc.	268,346	23,869,377
Total Multi-Utilities		229,538,520
Multiline Retail | 0.5%
Dollar General Corp.	200,456	43,376,674
Dollar Tree, Inc. (a)	197,468	19,648,066
Target Corp.	420,460	101,642,000
Total Multiline Retail		164,666,740
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Oil, Gas & Consumable Fuels | 2.6%
APA Corp.	317,469	$6,866,854
Cabot Oil & Gas Corp.	344,150	6,008,859
Chevron Corp.	1,640,244	171,799,157
ConocoPhillips	1,145,190	69,742,071
Devon Energy Corp.	506,632	14,788,588
Diamondback Energy, Inc.	153,604	14,421,880
EOG Resources, Inc.	492,292	41,076,845
Exxon Mobil Corp.	3,592,810	226,634,455
Hess Corp.	230,842	20,157,123
Kinder Morgan, Inc.	1,652,789	30,130,343
Marathon Oil Corp.	684,055	9,316,829
Marathon Petroleum Corp.	553,878	33,465,309
Occidental Petroleum Corp.	712,935	22,293,477
ONEOK, Inc.	379,417	21,110,762
Phillips 66	371,596	31,890,369
Pioneer Natural Resources Co.	196,679	31,964,271
Valero Energy Corp.	346,896	27,085,640
Williams Cos., Inc.	1,030,913	27,370,740
Total Oil, Gas & Consumable Fuels		806,123,572
Personal Products | 0.2%
Estee Lauder Cos., Inc., Class A	196,799	62,597,826
Total Personal Products		62,597,826
Pharmaceuticals | 3.6%
Bristol-Myers Squibb Co.	1,895,832	126,679,494
Catalent, Inc. (a)	144,561	15,629,935
Eli Lilly & Co.	675,521	155,045,580
Johnson & Johnson	2,234,842	368,167,871
Merck & Co., Inc.	2,148,841	167,115,365
Organon & Co. (a)	212,173	6,420,355
Perrigo Co. PLC	116,394	5,336,665
Pfizer, Inc.	4,750,505	186,029,776
Viatris, Inc.	1,010,311	14,437,344
Zoetis Inc.	402,913	75,086,867
Total Pharmaceuticals		1,119,949,252
Professional Services | 0.4%
Equifax, Inc.	103,284	24,737,551
IHS Markit Ltd.	317,917	35,816,529
Jacobs Engineering Group, Inc.	111,963	14,938,104
Leidos Holdings Inc.	112,849	11,409,034
Nielsen Holdings PLC	301,814	7,445,751
Robert Half International, Inc.	95,263	8,475,549
Verisk Analytics, Inc.	136,594	23,865,704
Total Professional Services		126,688,222
Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (a)	284,857	24,420,791
Total Real Estate Management & Development		24,420,791

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Road & Rail | 1.0%
CSX Corp.	1,927,647	$61,838,916
J.B. Hunt Transport Services, Inc.	71,440	11,641,148
Kansas City Southern	77,355	21,920,086
Norfolk Southern Corp.	211,973	56,259,754
Old Dominion Freight Line, Inc.	80,360	20,395,368
Union Pacific Corp.	563,982	124,036,561
Total Road & Rail		296,091,833
Semiconductors & Semiconductor Equipment | 5.7%
Advanced Micro Devices, Inc. (a)(b)	1,031,132	96,854,229
Analog Devices, Inc.	313,006	53,887,113
Applied Materials, Inc.	778,777	110,897,845
Broadcom, Inc.	346,507	165,228,398
Enphase Energy, Inc. (a)	115,161	21,147,014
Intel Corp.	3,426,865	192,384,201
KLA-Tencor Corp.	130,240	42,225,110
Lam Research Corp.	121,034	78,756,824
Maxim Integrated Products, Inc. (a)	227,748	23,995,529
Microchip Technology, Inc.	232,133	34,759,595
Micron Technology, Inc. (a)	951,694	80,874,956
Monolithic Power Systems, Inc.	36,500	13,630,925
NVIDIA Corp.	528,711	423,021,671
NXP Semiconductors NV	234,016	48,141,772
Qorvo, Inc. (a)	94,681	18,524,338
QUALCOMM, Inc.	957,282	136,824,316
Skyworks Solutions, Inc.	140,107	26,865,517
Teradyne, Inc.	143,359	19,204,372
Texas Instruments, Inc.	783,752	150,715,510
Xilinx, Inc. (a)	208,633	30,176,677
Total Semiconductors & Semiconductor Equipment		1,768,115,912
Software | 8.7%
Adobe, Inc. (a)	405,657	237,568,965
ANSYS, Inc. (a)	73,962	25,669,252
Autodesk, Inc. (a)	186,715	54,502,108
Cadence Design Systems, Inc. (a)	235,337	32,198,808
Citrix Systems, Inc.	103,740	12,165,590
Fortinet, Inc. (a)	114,050	27,165,570
Intuit, Inc.	231,902	113,671,403
Microsoft Corp.	6,391,701	1,731,511,801
NortonLifeLock, Inc.	492,908	13,416,956
Oracle Corp.	1,541,688	120,004,994
Paycom Software, Inc. (a)	41,939	15,243,568
PTC, Inc. (a)	88,186	12,457,154
salesforce.com, Inc. (a)(b)	785,854	191,960,557
ServiceNow, Inc. (a)(b)	167,565	92,085,346
Synopsys, Inc. (a)	129,466	35,705,428
Tyler Technologies, Inc. (a)	34,800	15,742,476
Total Software		2,731,069,976
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Specialty Retail | 2.2%
Advance Auto Parts, Inc.	55,426	$11,370,090
AutoZone, Inc. (a)	18,348	27,379,253
Best Buy Co., Inc.	190,275	21,877,819
CarMax, Inc. (a)(b)	136,909	17,681,797
Gap, Inc.	171,031	5,755,193
Home Depot, Inc.	903,122	287,996,575
L Brands, Inc.	200,170	14,424,250
Lowe's Companies, Inc.	599,905	116,363,573
O'Reilly Automotive, Inc. (a)	59,209	33,524,728
Ross Stores, Inc.	302,639	37,527,236
TJX Companies, Inc. (The)	1,023,472	69,002,482
Tractor Supply Co.	98,685	18,361,331
Ulta Beauty, Inc. (a)	46,520	16,085,220
Total Specialty Retail		677,349,547
Technology Hardware, Storage & Peripherals | 6.1%
Apple, Inc.	13,312,302	1,823,252,882
Hewlett Packard Enterprise Co.	1,101,086	16,053,834
HP, Inc.	1,019,450	30,777,195
NetApp, Inc.	187,617	15,350,823
Seagate Technology Holdings PLC	169,845	14,934,471
Western Digital Corp. (a)	260,073	18,509,395
Total Technology Hardware, Storage & Peripherals		1,918,878,600
Textiles, Apparel & Luxury Goods | 0.7%
Hanesbrands, Inc.	298,358	5,570,344
NIKE, Inc., Class B	1,081,996	167,157,562
PVH Corp. (a)(b)	60,241	6,481,329
Ralph Lauren Corp.	42,619	5,020,944
Tapestry, Inc. (a)	237,843	10,341,414
Under Armour, Inc., Class A (a)	164,871	3,487,022
Under Armour, Inc., Class C (a)	169,421	3,146,148
VF Corp.	272,897	22,388,470
Total Textiles, Apparel & Luxury Goods		223,593,233
Tobacco | 0.7%
Altria Group, Inc.	1,570,551	74,883,872
Philip Morris International, Inc.	1,322,659	131,088,733
Total Tobacco		205,972,605
Trading Companies & Distributors | 0.2%
Fastenal Co.	487,417	25,345,684
United Rentals, Inc. (a)	61,424	19,594,870
W.W. Grainger, Inc.	37,224	16,304,112
Total Trading Companies & Distributors		61,244,666

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Common Stocks | 98.7% of net assets (Continued)
	Shares	Value
Water Utilities | 0.1%
American Water Works Co., Inc.	153,076	$23,593,604
Total Water Utilities		23,593,604
Wireless Telecommunication Services | 0.2%
T-Mobile U.S., Inc. (a)	497,331	72,028,449
Total Wireless Telecommunication Services		72,028,449
Total Common Stocks
(Cost $13,377,066,304)		30,827,650,561

Investment Companies | 0.9% of net assets

iShares Core S&P 500 ETF (c)	673,964	$289,750,603
Total Investment Companies
(Cost $263,931,329)		289,750,603
Total Long-Term Investments
(Cost $13,640,997,633)		31,117,401,164

Short-Term Securities | 0.7% of net assets
	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10% (c)(d)(e)	106,110,636	$106,174,302
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01% (c)(d)	109,346,349	109,346,349
Total Short-Term Securities
(Cost $215,495,453)		215,520,651
Total Investments
(Cost $13,856,493,086) | 100.3%		31,332,921,815
Liabilities in Excess of Other Assets | (0.3)%		(94,166,200)
Net Assets | 100.0%		$31,238,755,615

(a)	Non-income producing.
(b)	Security, or a portion of security, is on loan.
(c)	During the period ended June 30, 2021, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares Held at December 31, 2020	Shares Purchased	Shares Sold	Shares Held at June 30, 2021	Value at June 30, 2021	Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	161,818,190	—	(55,647,616)[1]	106,110,636	106,174,302	$303,862[2]	$126,341	$(122,613)
BlackRock Cash Funds: Treasury, SL Agency Shares	82,440,013	26,906,336[1]	—	109,346,349	109,346,349	17,545	—	—
BlackRock, Inc.	87,650,514	904,689	(1,544,568)	120,380	105,328,889	985,451	460,288	17,857,966
iShares Core S&P 500 ETF	4,286,954	261,101,260	—	673,964	289,750,603	1,295,472	—	24,362,389
Total					$610,600,143	$2,602,330	$586,629	$42,097,742
[1]	Represents net shares purchased (sold).
[2]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	7-day yield at June 30, 2021.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End - Futures Contracts
Contracts Long	Issue	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
579	S&P 500 E-Mini Index	September 2021	$124,155	$1,383,220
The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2021  |  (Unaudited)  |
(Continued)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets-Derivative Financial Instruments	Commodity Contracts	Credit Contract	Equity Contracts	Foriegn Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts net unrealized appreciation[1]	—	—	$1,383,220	—	—	—	$1,383,220
[1]	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).
For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Futures contracts	—	—	$35,315,328	—	—	—	$35,315,328
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(237,278)	—	—	—	$(237,278)
Average Quarterly Balances on Outstanding Derivative Financial Instruments
Futures contracts: Average notional value of contracts—long							$209,863,135
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$31,117,401,164	$—	$—	$31,117,401,164
Short-Term Securities: Money Market Funds	215,520,651	—	—	215,520,651
	$31,332,921,815	$—	$—	$31,332,921,815
Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,383,220	$—	$—	$1,383,220
(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
S&P 500 Index Master Portfolio | June 30, 2021 | (Unaudited)

Assets
Investments in securities, at value (including securities loaned of $104,968,036) (cost: $13,335,823,764)	$30,722,321,672
Investments at value—affiliated (cost—$520,669,322)	610,600,143
Cash	45,434
Cash pledged for futures contracts	6,432,800
Dividends—unaffiliated	17,531,870
Dividends—affiliated	1,357
Securities lending income—affiliated	15,773
Variation margin on futures contracts	191,042
Prepaid expenses	30,801
Total Assets	31,357,170,892
Liabilities
Collateral on securities loaned at value	106,014,125
Withdrawals to investors	12,003,095
Investment advisory fees	231,471
Trustees' fees	87,828
Professional fees	78,758
Total Liabilities	118,415,277
Net Assets	$31,238,755,615
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	17,477,811,949
Investors’ capital	13,760,943,666
Net Assets	$31,238,755,615
The accompanying notes are an integral part of these financial statements.	Appendix

Statement of Operations
S&P 500 Index Master Portfolio | Period Ended June 30, 2021 | (Unaudited)

Investment Income
Dividends—unaffiliated	205,198,219
Dividends—affiliated	2,298,468
Securities lending—affiliated—net	303,862
Foreign taxes withheld	(1,051,027)
Total Investment Income	206,749,522
Expenses
Investment advisory	1,439,119
Director, Trustee, and Board meeting expenses	139,904
Professional	45,000
Total Expenses	1,624,023
Less fees waived and/or reimbursed by the Manager	(282,222)
Total Expenses After Fees Waived and/or Reimbursed	1,341,801
Net Investment Income	205,407,721
Realized And Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	86,452,102
Investments—affiliated	586,629
Futures contracts	35,315,328
Net Realized Gain (Loss)	122,354,059
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	3,743,626,098
Investments—affiliated	42,097,742
Futures contracts	(237,278)
Net Change In Unrealized Appreciation (Depreciation)	3,785,486,562
Net Realized And Unrealized Gain	$3,907,840,621
Net Increase In Net Assets From Operations	$4,113,248,342

Appendix	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) In Net Assets
Operations
Net investment income	$205,407,721	$425,673,598
Net realized gain (loss) on investments	122,354,059	(14,465,672)
Net change in unrealized appreciation (depreciation)	3,785,486,562	3,910,413,153
Net Increase in net assets from operations	4,113,248,342	4,321,621,079
Capital Transactions
Proceeds from contributions	3,874,728,557	7,849,994,984
Value of withdrawals	(3,742,193,938)	(8,386,601,754)
Total increase (decrease) in net assets from capital transactions	132,534,619	(536,606,770)
Total Increase In Net Assets	4,245,782,961	3,785,014,309
Net Assets
Beginning of period	$26,992,972,654	$23,207,958,345
End of period	$31,238,755,615	$26,992,972,654
The accompanying notes are an integral part of these financial statements.	Appendix

Financial Highlights
S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Total Return	15.22%(a)	18.42%	31.44%	-4.38%	21.77%	11.92%
Ratio to Average Net Assets
Total expenses	0.01%(b)	0.01%	0.03%	0.04%	0.04%	0.04%
Total expenses after fees waived and/or reimbursed	0.01%(b)	0.01%	0.02%	0.04%	0.04%	0.04%
Net investment income	1.43%(b)	1.82%	1.95%	1.92%	1.93%	2.11%
Supplemental Data
Net assets, end of period (000)	$31,238,756	$26,992,973	$23,207,958	$17,256,929	$13,775,074	$9,791,759
Portfolio turnover rate	2%	5%	3%	12%	11%	4%

(a)	Aggregate total return.
(b)	Annualized.

Appendix	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
S&P 500 Index Master Portfolio | (Unaudited)

1.    Organization
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.
The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.
2.    Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.
The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.
Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.    Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing

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Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
services under policies approved by the Board of Trustees of the MIP (the "Board"). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:
•  Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•  Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•  Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•  Level 1—Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;
•  Level 2—Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•  Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.    Securities and Other Investments
Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. ("BTC"), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.
Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Bank PLC	$34,988,380	$(34,988,380)	$—
Barclays Capital, Inc.	14,866,219	(14,819,207)	47,012
BNP Paribas Securities Corp.	4,809,927	(4,809,927)	—
Citigroup Global Markets, Inc.	6,229,987	(6,229,987)	—
Credit Suisse Securities (USA) LLC	6,548,076	(6,548,076)	—
Goldman Sachs & Co.	14,089,500	(13,730,714)	358,786
JP Morgan Securities LLC	5,742,748	(5,742,748)	—
SG Americas Securities LLC	1,024,842	(1,024,842)	—
State Street Bank & Trust Company	463,796	(463,796)	—
UBS AG	15,136,423	(15,136,423)	—
Wells Fargo Securities LLC	1,065,118	(1,065,118)	—
	$104,968,036	$(104,562,238)	$405,798
[1]Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.
[2]The market value of the loaned securities is determined as of June 30, 2021. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. ("BlackRock"). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.
5.    Derivative Financial Instruments
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter ("OTC").
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.    Investment Advisory Agreement and Other Transactions with Affiliates
Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.
For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.
Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.
BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.
Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the amount waived was $88,773.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the Manager waived $8,546 in investment advisory fees pursuant to this arrangement.

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
The fees and expenses of the Master Portfolio’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the amount waived and/or reimbursed was $184,903.
Securities Lending: The U.S. Securities and Exchange Commission ("SEC") has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Master Portfolio retains 77% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2021, the Master Portfolio paid BTC $104,006 for securities lending agent services.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the period ended June 30, 2021, the Master Portfolio did not participate in the Interfund Lending Program.
Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.
Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:
Purchases	Sales	Net Realized Gain (Loss)
$300,768,719	65,529,541	$(5,755,175)

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
7.    Purchases and Sales
For the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were $832,445,692 and $536,417,236, respectively.
8.    Income Tax Information
The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.
As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Tax cost	$13,651,146,739
Gross unrealized appreciation	$18,256,110,760
Gross unrealized depreciation	$(572,952,464)
Net unrealized appreciation	$17,683,158,296
9.    Bank Borrowings
MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2021, the Master Portfolio did not borrow under the credit agreement.
10.  Principal Risks
In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.
The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.
Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.
Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.
The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.
11.  Subsequent Events
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Notes to Financial Statements	Appendix

Disclosure of Investment Advisory Agreement
S&P 500 Index Master Portfolio | (Unaudited)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Portfolio”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Master Portfolio, on behalf of S&P 500 Index Master Portfolio (the “Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor.
The Approval Process: Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Fund (the “representative feeder fund”) for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.
Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Fund and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the representative feeder fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as

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Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with the representative feeder fund’s to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the representative feeder fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the performance of the Fund and the representative feeder fund and the Fund’s investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions

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Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.
B. The Investment Performance of the Fund and BlackRock:
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. The Board noted that the representative feeder fund’s investment results correspond directly to the investment results of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the representative feeder fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to its Performance Peers and the performance of the representative feeder fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund and the representative feeder fund, as applicable, throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board noted that for the one-year period reported, the representative feeder fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the representative feeder fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the representative feeder fund’s above tolerance performance relative to its benchmark over the period.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund:
The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with those of the representative feeder fund’s Expense Peers. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total expense ratio, as well as its actual advisory fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including,among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the

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Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the representative feeder fund’s total expense ratio each ranked in the first quartile relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.
D. Economies of Scale:
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.
E. Other Factors Deemed Relevant by the Board Members:
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
Conclusion
The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Portfolio, on behalf of the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Distributor: RE Investment Corporation.

Item 2.  Code of Ethics.

Not required in this filing.

Item 3.  Audit Committee Financial Expert.

Not required in this filing.

Item 4.  Principal Accountant Fees and Services.

Not required in this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. The Registrant’s principal executive officer and principal financial officer concluded, based on their evaluation of the disclosure controls  and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effectively designed to provide reasonable assurance that the information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported by the filing date,  including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

Internal Control. There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(a)(4)  Not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Director (Principal Executive Officer)

Date: September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Director (Principal Executive Officer)

Date: September 3, 2021

By:	/s/ Amy M. DiMauro
Amy M. DiMauro Treasurer (Principal Financial & Accounting Officer)

Date: September 3, 2021